UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WAVE LIFE SCIENCES LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Shareholders of Wave Life Sciences Ltd.:

After a review by our board of directors and management team, we have determined that it is advisable to restructure our corporate group to cause the parent company of the group to be a Delaware corporation. We are making this proxy statement available in connection with the solicitation by the board of directors of Wave Life Sciences Ltd. (“Wave-Singapore”) of proxies to be voted at the shareholder meeting to be convened for the purposes set forth in the accompanying Notice of Special Meeting of Wave Life Sciences Ltd. Shareholders.

The board of directors of Wave-Singapore (the “Board” or the “Board of Directors”) has approved the entry by Wave-Singapore into an Implementation Agreement, dated as of April 15, 2026 the (“Implementation Agreement”), with a newly established Delaware corporation, Wave Life Sciences, Inc. (“Wave-Delaware”), relating to the restructuring of our corporate group. The Implementation Agreement provides for a statutory procedure known as a Scheme of Arrangement (the “Scheme of Arrangement”) to be implemented by Wave-Singapore and Wave-Delaware under Singapore law, subject to approval of the High Court of the Republic of Singapore (the “Singapore Court”). Pursuant to the Scheme of Arrangement, all issued ordinary shares in the capital of Wave-Singapore as of immediately prior to the effective time of the Scheme of Arrangement will be exchanged on a one-for-one basis for newly issued shares of common stock of Wave-Delaware, and Wave-Singapore will become a subsidiary of Wave-Delaware.

There are compelling reasons to redomicile the parent company of our group in the United States. After considering various factors, the Board unanimously determined that restructuring our corporate group to cause the parent company of our group to be an entity incorporated in Delaware is in the best interests of our company and its shareholders and will best help us accomplish our strategic objectives. We believe that redomiciling our parent company to the United States will, among other benefits, simplify and streamline the organizational, statutory and regulatory structure of the Wave group of companies, resulting in administrative efficiencies and reducing dual financial reporting, regulatory, legal and other compliance costs, for the benefit of shareholders and align the legal framework governing the Wave group of companies with our operational footprint. Through our listing on the Nasdaq Global Market (“Nasdaq”), the majority of our operations, our corporate headquarters, the majority of our operating assets, including our manufacturing and research and development facilities, along with the majority of our employees, management team and board of directors being in the United States, we already have a substantial presence in the United States. The reasons for the transaction are discussed in further detail in the accompanying proxy statement.

For you, our shareholders, much will remain the same following the time the Scheme of Arrangement comes into effect. If the Scheme of Arrangement takes effect, your rights with respect to the Wave-Delaware capital stock will be substantially the same as those currently in effect with respect to your Wave-Singapore shares. Upon the Scheme of Arrangement becoming effective, holders of Wave-Delaware capital stock will have the same proportionate interest in the profits, net assets and dividends of the Wave group of companies as they had immediately prior to the effective date of the Scheme of Arrangement as a holder of Wave-Singapore shares. However, there will be some differences in your shareholder rights, given the differences in the laws between Singapore and Delaware. In addition, there are differences between Wave-Singapore’s constitution and Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws as they will be in effect upon the completion of the Scheme of Arrangement. We have included a detailed chart outlining these differences in the attached proxy statement in the section titled “Comparison of Rights of Singapore Shareholders and Delaware Shareholders,” which begins on page [ ].

Just as is the case today with our ordinary shares, upon completion of the transaction, the shares of common stock of Wave-Delaware will trade on Nasdaq, under the symbol “WVE.” We will remain subject to the reporting requirements of the U.S. Securities and Exchange Commission (the “SEC”), the mandates of the Sarbanes-Oxley Act of 2002 and the applicable corporate governance rules of Nasdaq. We will continue to report our consolidated financial results in U.S. dollars and under U.S. generally accepted accounting principles (“U.S. GAAP”).

Subject to the discussion included herein, it is intended that holders of our ordinary shares will not recognize any gain or loss for U.S. federal income tax purposes in connection with the transaction. Holders of ordinary shares of Wave-Singapore will be asked to vote on a proposal to approve the Scheme of Arrangement attached as Annex A to this proxy statement (the “Wave Redomiciliation Proposal”) at a meeting of Wave-Singapore’s shareholders that has been directed to be convened by the Singapore Court (the “Special Meeting”) on [ ], 2026, at [ ] Eastern time. The Special Meeting will be held in person at 733 Concord Avenue, Cambridge, MA 02138. At the Special Meeting, Wave-Singapore shareholders will be asked to approve the Wave Redomiciliation Proposal. The Wave Redomiciliation Proposal will also require the approval of the Singapore Court.

This proxy statement provides you with detailed information regarding the transaction contemplated by the Wave Redomiciliation Proposal. We encourage you to read this entire document carefully. You should carefully consider “Risk Factors” beginning on page [ ] for a discussion of potential risks before voting.

The Board has unanimously determined that the Scheme of Arrangement is advisable and in the best interests of Wave-Singapore and its shareholders and recommends that Wave-Singapore shareholders vote “FOR” the approval of the Wave Redomiciliation Proposal.

Please mark, date, sign and return the enclosed proxy card in the enclosed, postage-paid envelope as promptly as possible, as described in the attached proxy statement, so that your shares may be represented at the Special Meeting and voted in accordance with your wishes. For detailed information regarding eligibility to vote at, and voting procedures for, the Special Meeting, please refer to “The Special Meeting—Record Date; Voting Rights; Votes Required for Approval” starting on page [ ] of the accompanying proxy statement.

If you have any questions about the meeting, or if you require assistance, please call Innisfree M&A Incorporated (“Innisfree”) our proxy solicitor, at (877) 750-0510 (toll free).

When you have finished reading the attached proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the Special Meeting, whether or not you can attend. Thank you for your continued support of Wave-Singapore.

Very truly yours,

Paul B. Bolno, M.D., MBA
President, Chief Executive Officer and Director

WAVE LIFE SCIENCES LTD.

(Incorporated in the Republic of Singapore)

(Company Registration Number 201218209G)

NOTICE OF SPECIAL MEETING OF WAVE LIFE SCIENCES LTD. SHAREHOLDERS

TO BE HELD [ ], 2026

IN THE GENERAL DIVISION OF THE HIGH COURT

OF THE REPUBLIC OF SINGAPORE

Case No.: HC/OA [_]/2026

In the Matter of Section 210 of the Companies Act 1967 And In the Matter of Wave Life Sciences Ltd. WAVE LIFE SCIENCES LTD. (Singapore UEN No.: 201218209G)

…Applicant

SCHEME OF ARRANGEMENT

under Section 210 of the Companies Act 1967

Between

Wave Life Sciences Ltd.,

a public company limited by shares incorporated under the laws of the Republic of Singapore (“Wave-Singapore”)

And

Shareholders

And

Wave Life Sciences, Inc., a Delaware corporation (“Wave-Delaware”)

NOTICE OF MEETING

To Our Shareholders:

NOTICE IS HEREBY GIVEN that by an Order of Court made in the above matter, the General Division of the High Court of the Republic of Singapore (the “Singapore Court”) has directed a meeting (the “Special Meeting”) of the shareholders of Wave-Singapore to be convened, and such Special Meeting shall be held in person at 733 Concord Avenue, Cambridge, MA 02138, on [ ], 2026 at [ ] Eastern time, for the purpose of considering and, if thought fit, approving the following resolution. All capitalized terms used in this Notice which are not defined in this Notice shall have the meanings given to them in the proxy statement of which this Notice forms a part.

THE SCHEME RESOLUTION

RESOLVED THAT:

(a)

the Scheme of Arrangement proposed to be made pursuant to Section 210 of the Companies Act 1967 between (i) Wave-Singapore, (ii) the shareholders of Wave-Singapore and (iii) Wave-Delaware, a copy of which has been circulated with the Notice convening this Special Meeting, be and is hereby approved; and

(b)

the directors of Wave-Singapore be and are hereby severally authorized to complete and do all such acts and things (including executing all such documents) as the directors may consider expedient or necessary or in the interests of Wave-Singapore to give effect to the Scheme of Arrangement.

Notes About the Special Meeting

A copy of the said Scheme of Arrangement and the information required to be furnished pursuant to Section 211 of the Companies Act 1967 are incorporated in the proxy statement of which this Notice forms a part.

For the purposes of this Notice, the proxy statement of which this Notice forms a part and the Special Meeting, and for the purpose of determining the Wave-Singapore shareholders present and voting at the Special Meeting, “Scheme Shareholders” means (i) persons who are registered as holders of ordinary shares in the capital of Wave-Singapore in the Register of Members of Wave-Singapore, other than CEDE & Co. (each, a “Registered Holder”), and (ii) persons who are registered as holders of ordinary shares in the capital of Wave-Singapore in book entry form on the register of The Depository Trust Company (“DTC”), which shares are held through CEDE & Co. (“CEDE”) as the registered holder of the said Wave-Singapore ordinary shares on the Register of Members of Wave-Singapore (each, a “DTC Participant”).

Accordingly, for the purposes of determining the Wave-Singapore shareholders present and voting at the Special Meeting, CEDE, as nominee of DTC, shall be deemed not to be a Scheme Shareholder, and instead, each DTC Participant shall be deemed to be a Scheme Shareholder in respect of such number of Wave-Singapore ordinary shares held in such DTC Participant’s account under CEDE.

A Scheme Shareholder who was a shareholder as of [ ], 2026, being the record date for the Special Meeting (the “Record Date”), may vote in person at the Special Meeting or may appoint one (and not more than one) person, whether a Scheme Shareholder or not, as his or her proxy to attend and vote in his or her stead.

A Scheme Shareholder who is not a DTC Participant may only cast all its votes at the Special Meeting (whether in person or by proxy) in one way, and may only:

•	vote all its Wave-Singapore ordinary shares “FOR” the Scheme of Arrangement;

•	vote all of its Wave-Singapore ordinary shares “AGAINST” the Scheme of Arrangement; or

•	abstain from voting in respect of all of its Wave-Singapore ordinary shares.

A Scheme Shareholder who is a DTC Participant need not vote the Wave-Singapore ordinary shares registered in its name in the same way. Accordingly, a DTC Participant may:

•	vote all or part of its Wave-Singapore ordinary shares “FOR” the Scheme of Arrangement, which part shall be counted as approving the Scheme of Arrangement;

•	vote all or part of its Wave-Singapore ordinary shares “AGAINST” the Scheme of Arrangement, which part shall be counted as against approving the Scheme of Arrangement; and/or

•

abstain from voting in respect of all or part of its Wave-Singapore ordinary shares, which part shall not be counted in determining the Wave-Singapore ordinary shares that are present and voting on the Scheme of Arrangement.

For purposes of determining whether the Scheme of Arrangement is approved by a majority in number of Scheme Shareholders:

•

Wave-Singapore shall treat each proxy duly appointed by each Scheme Shareholder who is not a DTC Participant and who casts a vote in respect of its shares for or against the Scheme of Arrangement as casting one (1) vote. Where a person has been appointed as proxy of more than one (1) Scheme Shareholder to vote at the Special Meeting, the votes of such person shall be counted as the votes of the number of appointing Scheme Shareholders;

•	where a Scheme Shareholder who is a DTC Participant casts votes both for and against the Scheme of Arrangement:

(i)

the DTC Participant shall be treated as casting one (1) vote in favor of the Scheme of Arrangement if the DTC Participant casts more votes for the Scheme of Arrangement than against the Scheme of Arrangement in aggregate, in respect of all the Wave-Singapore ordinary shares held by it;

(ii)

the DTC Participant shall be treated as casting one (1) vote against the Scheme of Arrangement if the DTC Participant casts more votes against the Scheme of Arrangement than for the Scheme of Arrangement in aggregate, in respect of all the Wave-Singapore ordinary shares held by it; and

(iii)

the DTC Participant shall be treated as casting one (1) vote for and one (1) vote against the Scheme of Arrangement if the DTC Participant casts equal votes for and against the Scheme of Arrangement in aggregate, in respect of all Wave-Singapore ordinary shares held by it.

Each Scheme Shareholder represented in person or by proxy at the Special Meeting is entitled to one vote per Wave-Singapore ordinary share held as of the Record Date.

A form of proxy applicable for the Special Meeting is enclosed with the proxy statement of which this Notice forms a part.

A proxy card must be received by Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 not less than 48 hours before the time fixed for the Special Meeting or within such other time as may be required by the Singapore Companies Act.

If any shareholder fails to submit a proxy card (if applicable) in the manner and within the period stated therein or if the proxy card (if applicable) is incomplete, improperly completed, illegible or where the true intentions of the shareholder are not ascertainable from the instructions of the shareholder specified in the proxy card (if applicable), the shareholders and the proxy of such shareholder (if applicable) may only be admitted to the Special Meeting at the discretion of the Chairperson of the Special Meeting. Any such shareholder shall, nonetheless, be bound by the terms of the Scheme of Arrangement in the event that it becomes effective.

In the case of joint Scheme Shareholders, any one of such persons may vote, but if more than one of such persons are present at the Special Meeting, the person whose name stands first on the Register of Members of Wave-Singapore shall alone be entitled to vote.

Wave-Singapore shareholders as of the Record Date are invited to attend physically at the Special Meeting. There will be no option for Wave-Singapore shareholders to participate virtually.

By the said Order of Court, the Singapore Court has appointed Paul Bolno, or failing him, Linda Rockett (or failing her, any other director of Wave-Singapore) to act as Chairperson of the said Special Meeting and has directed the Chairperson to report the results thereof to the Singapore Court.

The Scheme of Arrangement will be subject, inter alia, to the subsequent approval of the Singapore Court.

Dated this [ ], 2026

By Order of the Court

Wave-Singapore

7 Straits View #12 00

Marina One East Tower

Singapore 018936

i

Common Stock	46
Preferred Stock	47
Pre-Funded Warrants	47
Annual Stockholder Meetings	49
Anti-Takeover Effects of Provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Wave-Delaware and Delaware Law	49
Limitations of Liability and Indemnification Matters	51
Uncertificated Shares	52
Stock Exchange Listing	52
Transfer Agent and Registrar	52
Registration Rights Agreements	52
COMPARISON OF RIGHTS OF SINGAPORE SHAREHOLDERS AND DELAWARE STOCKHOLDERS	54
Authorized Capital Stock or Share Capital	54
Outstanding Capital Stock or Share Capital	55
Designation of Preferred Stock	55
Authority to Issue Shares	56
Board of Directors	57
Classification of Board of Directors	57
Annual Election of Directors	57
Removal of Directors	58
Filling Vacancies on the Board of Directors	58
Amendment of Governing Documents	58
Meetings of Stockholders	59
Quorum for Stockholder Meetings	60
Notice Requirements for Stockholder Meetings	60
Stockholder Proposals	60
Takeover	63
Anti-Takeover Statute	63
Stockholder Action Without A Meeting	64
Stockholder Suits	64
Liabilities of Directors and Officers	66
Indemnification of Officers and Directors	67
Distributions and Dividends; Repurchases and Redemptions	68
Transferability of Shares	71
Transactions with Officers or Directors	71
Appraisal / Dissenters’ Rights	74
Forum Selection; Exclusive Jurisdiction	74
THE SPECIAL MEETING	75
General	75
Time, Place and Date	75
Purpose of the Special Meeting	75
Record Date; Voting Rights; Votes Required for Approval	75
Proxies	77
How You Can Vote	78
Validity	79
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	80
SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS	81
Wave-Singapore Shareholder Proposals	81
Wave-Delaware Stockholder Proposals	81
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS	82
WHERE YOU CAN FIND MORE INFORMATION	83

ii

ANNEX A	A-1
Form of Scheme of Arrangement
ANNEX B	B-1
Implementation Agreement
ANNEX C	C-1
Form of Amended and Restated Certificate of Incorporation of Wave Life Sciences, Inc.
ANNEX D	D-1
Form of Amended and Restated Bylaws of Wave Life Sciences, Inc.
ANNEX E	E-1
Form of Proxy Card

iii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, in particular, statements about our expectations regarding the change of the parent company of the group from a Singapore company to a Delaware corporation. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about the Wave Redomiciliation Proposal and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Wave, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside Wave’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Unless the context otherwise requires, references in this proxy statement to “Wave”, “the Company”, “our Company”, “we”, “our”, “us” and similar terms are to Wave-Singapore.

Particular uncertainties that could materially affect future results include risks associated with the Wave Redomiciliation Proposal, including our ability to obtain shareholder and Singapore Court approvals and satisfy other closing conditions to the completion of the Wave Redomiciliation Proposal within the expected timeframe or at all; our ability to realize the expected benefits from the Wave Redomiciliation Proposal; the occurrence of difficulties or material timing delays in connection with the Wave Redomiciliation Proposal, including any unanticipated costs in connection therewith; any delays, challenges and expenses associated with receiving governmental and regulatory approvals; changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Singapore, the United States and other jurisdictions following the Wave Redomiciliation Proposal; our critical accounting policies; the ability of our preclinical studies to produce data sufficient to support the filing of global clinical trial applications and the timing thereof; our ability to continue to build and maintain the company infrastructure and personnel needed to achieve our goals; the clinical results and timing of our programs, which may not support further development of our product candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials; our effectiveness in managing current and future clinical trials and regulatory processes; the success of our platform in identifying viable candidates; the continued development and acceptance of nucleic acid therapeutics as a class of drugs; our ability to demonstrate the therapeutic benefits of our stereopure candidates in clinical trials, including our ability to develop candidates across multiple therapeutic modalities; our ability to obtain, maintain and protect intellectual property; our ability to enforce our patents against infringers and defend our patent portfolio against challenges from third parties; our ability to fund our operations and to raise additional capital as needed; competition from others developing therapies for similar uses; and any impacts on our business as a result of or related to any local and global health epidemics, geopolitical conflicts, global economic uncertainty, the impact of tariffs and changes in economic policies, volatility in inflation, volatility in interest rates or market disruptions on our business.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are set forth in this proxy statement, in particular in the section entitled “Risk Factors” and the documents that we file with the SEC, including under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly report filed on Form 10-Q. You may obtain copies of these documents as described under the heading “Where You Can Find More Information.”

All information in this proxy statement is as of the date of this proxy statement and the Company undertakes no duty to update this information unless required by law.

STRUCTURE OF THE TRANSACTION

We are seeking your approval of the scheme of arrangement under Singapore law, attached as Annex A to this proxy statement (the “Scheme of Arrangement”), pursuant to which, upon becoming effective, a newly formed Delaware corporation will become the publicly traded parent of the Wave corporate group (the “Wave Group”). In this proxy statement, we refer to the transactions to be effected pursuant to the Scheme of Arrangement and the related transactions as the “Transaction.” The Transaction will create a new publicly traded parent company of the Wave Group that is incorporated in Delaware and will result in you holding shares of common stock of a Delaware corporation instead of ordinary shares of Wave Life Sciences Ltd., a public company limited by shares incorporated under the laws of the Republic of Singapore (“Wave-Singapore”).

Wave Life Sciences, Inc. (“Wave-Delaware”) is a corporation incorporated in Delaware and a direct wholly owned subsidiary of Wave-Singapore, formed specifically for the purpose of implementing the Transaction. Wave-Delaware has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Transaction.

The Scheme of Arrangement will be effected pursuant to the Implementation Agreement between Wave-Singapore and Wave-Delaware, dated as of April 15, 2026, a copy of which is attached to this proxy statement as Annex B (the “Implementation Agreement”). The Scheme of Arrangement provides for the exchange of your ordinary shares in the capital of Wave-Singapore for shares of common stock of Wave-Delaware on a one—for-one basis. Following the effectiveness of the Scheme of Arrangement, Wave-Singapore’s interest in Wave-Delaware will be redeemed. As a result of the Transaction, the shareholders of Wave-Singapore will become stockholders of Wave-Delaware and such stockholders’ rights will be governed by Delaware law and by Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws, in substantially the forms attached hereto as Annex C and Annex D, respectively.

After the Scheme of Arrangement is completed, Wave-Singapore will elect to be classified as a disregarded entity for U.S. federal income tax purposes (the “U.S. Tax Election”). The following diagrams depict our organizational structure on a simplified basis before and after the Transaction:

Before the Transaction

After the Transaction

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND THE SPECIAL MEETING

Q.	What am I being asked to vote on at the Special Meeting?

A.

Holders of ordinary shares in the capital of Wave-Singapore are being asked to vote at a court-convened meeting of holders of ordinary shares of Wave-Singapore (the “Special Meeting”) on a proposal to approve the Scheme of Arrangement attached as Annex A to this proxy statement (the “Wave Redomiciliation Proposal”). If the Scheme of Arrangement becomes effective, all of the ordinary shares of Wave-Singapore will be transferred to Wave-Delaware, which will issue one share of common stock of Wave-Delaware to the holders of Wave-Singapore ordinary shares for each ordinary share of Wave-Singapore that has been transferred. As a result, Wave-Delaware will become the parent company of Wave-Singapore.

Q.	Who can vote?

A.

As confirmed by the Singapore Court, Scheme Shareholders as of [   ], 2026 (the “Record Date”), the record date for the Special Meeting, are entitled to vote. As of the Record Date, there were [   ] ordinary shares in the capital of Wave-Singapore outstanding and entitled to vote and we had [   ] Scheme Shareholders. Each holder of Wave-Singapore ordinary shares is entitled to one vote per share.

Q.	What quorum and shareholder votes are required for action at the Special Meeting?

A.

In order to hold the Special Meeting, there must be a quorum. The presence, in person or by proxy, of at least two Scheme Shareholders (as defined above) as of the Record Date holding in aggregate at least a majority of all issued and outstanding ordinary shares of Wave-Singapore entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.

To be approved, the Wave Redomiciliation Proposal must receive the affirmative vote of (i) a majority in number of the Scheme Shareholders present and voting, either in person or by proxy, at the Special Meeting and (ii) not less than 75% of the issued Wave-Singapore ordinary shares held by the Scheme Shareholders present and voting, either in person or by proxy, at the Special Meeting.

Pursuant to the directions of the Singapore Court, for the purposes of determining the number of Wave-Singapore shareholders present and voting at the Special Meeting, Wave-Singapore ordinary shares that are deposited in book-entry form with The Depository Trust Company (“DTC”), and registered in the name of CEDE & Co. (“CEDE”) as nominee of DTC and holder of record in the Register of Members of Wave-Singapore, will be treated as follows:

•	CEDE shall be deemed not to be a Scheme Shareholder; and

•

each shareholder whose name appears on the register of DTC as a holder of Wave-Singapore ordinary shares (a “DTC Participant”) shall be deemed to be a Scheme Shareholder in respect of such number of Wave-Singapore ordinary shares held in such DTC Participant’s account under CEDE.

A Scheme Shareholder as of the Record Date may vote in person at the Special Meeting or may appoint one (and not more than one) person, whether a Scheme Shareholder or not, as his or her proxy to attend and vote in his or her stead.

A Scheme Shareholder who is not a DTC Participant may only cast all the votes it uses at the Special Meeting (whether in person or by proxy) in one way, and may only:

•	vote all its Wave-Singapore ordinary shares “FOR” the Wave Redomiciliation Proposal;

•	vote all of its Wave-Singapore ordinary shares “AGAINST” the Wave Redomiciliation Proposal; or

•	abstain from voting in respect of all of its Wave-Singapore ordinary shares.

A Scheme Shareholder who is a DTC Participant need not vote the Wave-Singapore ordinary shares registered in its name in the same way. Accordingly, a DTC Participant may:

•	vote all or part of its Wave-Singapore ordinary shares “FOR” the Wave Redomiciliation Proposal, which part shall be counted as approving the Wave Redomiciliation Proposal;

•	vote all or part of its Wave-Singapore ordinary shares “AGAINST” the Wave Redomiciliation Proposal, which part shall be counted as against approving the Wave Redomiciliation Proposal; and/or

•

abstain from voting in respect of all or part of its Wave-Singapore ordinary shares, which part shall not be counted in determining the Wave-Singapore ordinary shares that are present and voting on the Wave Redomiciliation Proposal.

For purposes of determining whether the Wave Redomiciliation Proposal is approved by a majority in number of Scheme Shareholders:

•

Wave-Singapore shall treat each proxy duly appointed by each Scheme Shareholder who is not a DTC Participant and who casts a vote in respect of its shares for or against the Wave Redomiciliation Proposal as casting one (1) vote. Where a person has been appointed as proxy of more than one (1) Scheme Shareholder to vote at the Special Meeting, the votes of such person shall be counted as the votes of the number of appointing Scheme Shareholders;

•	where a Scheme Shareholder who is a DTC Participant casts votes both for and against the Wave Redomiciliation Proposal:

○

the DTC Participant shall be treated as casting one (1) vote in favor of the Wave Redomiciliation Proposal if the DTC Participant casts more votes for the Scheme of Arrangement than against the Scheme of Arrangement in aggregate, in respect of all ordinary shares of Wave-Singapore held by it;

○

the DTC Participant shall be treated as casting one (1) vote against the Wave Redomiciliation Proposal if the DTC Participant casts more votes against the Wave Redomiciliation Proposal than for the Wave Redomiciliation Proposal in aggregate, in respect of all ordinary shares of Wave-Singapore held by it; and

○

the DTC Participant shall be treated as casting one (1) vote for and one (1) vote against the Wave Redomiciliation Proposal if the DTC Participant casts equal votes for and against the Wave Redomiciliation Proposal in aggregate, in respect of all ordinary shares of Wave-Singapore held by it.

Each Scheme Shareholder represented in person or by proxy at the Special Meeting is entitled to one vote per Wave-Singapore ordinary share held as of the Record Date.

Please see “The Special Meeting—Record Date; Voting Rights; Vote Required for Approval.”

Q.	What is the effect of broker non-votes and abstentions?

A.

If a Scheme Shareholder abstains from voting, or if brokers holding their customers’ shares of record cause abstentions to be recorded or if broker “non-votes” are submitted, those shares are considered present and entitled to be voted at the Special Meeting, and, therefore, are considered for purposes of determining whether a quorum is present. However, neither abstentions nor broker “non-votes” will be counted in the tabulation of votes cast or shares voting on a proposal, and, thus, have no effect on whether a proposal has been approved. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and the matter is considered “non-routine.” The Wave Redomiciliation Proposal is considered a “non-routine” matter, and if you are a “street name” holder, your broker will not have the authority to vote your shares for or against this proposal without your instruction.

Q.	What vote does the board of directors recommend?

A.	The Wave-Singapore board of directors (the “Board” or “Board of Directors”) unanimously recommends that you vote “FOR” the Wave Redomiciliation Proposal.

Q.	How do I attend the Special Meeting?

A.	All shareholders of Wave-Singapore, as of the Record Date, are invited to attend the Special Meeting in person at 733 Concord Avenue, Cambridge, MA 02138 commencing at [_] Eastern time on [_], 2026.

If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Special Meeting, you must present proof of your beneficial ownership of shares, such as a bank or brokerage account statement or letter from your bank, broker or other nominee showing that you owned Wave-Singapore ordinary shares as of the Record Date, together with a form of personal identification and proof of address to be admitted to the Special Meeting.

Even if you establish proof of your beneficial ownership, you will not be entitled to vote at or otherwise participate in the Special Meeting unless you are a Scheme Shareholder. Only shareholders, their proxy holders and Wave’s guests may attend the Special Meeting.

Q.	How do I vote?

A.	Scheme Shareholders as of the Record Date may vote by personally attending the Special Meeting or attending by proxy, by completing and returning a proxy card.

If you hold your ordinary shares in “street name” through a broker, you will be able to exercise your vote through your broker by completing a voting instruction form. Most “street name” holders may also submit their voting instructions to their broker by telephone or by Internet. If shares are held in “street name,” beneficial holders must follow the procedures provided by their broker to vote.

Q.	Why do you want your ultimate parent company to be incorporated in Delaware rather than Singapore?

A.

We have been incorporated in Singapore since 2012. However, there are compelling reasons that support restructuring our corporate group to redomicile the parent company of our group in the United States at this time.

We are a multi-national business with operations in many countries, though our operations are focused in the United States, and we expect to continue to invest in our operations in the United States. Through our listing on Nasdaq and our existing U.S. operations, we already have a substantial presence in the United States. It is also important to note that our corporate headquarters, our executive management team, the majority of our employees and board members, and the majority of our operating assets, including our manufacturing and research and development facilities, are in the United States. Further, the significant majority of our shareholders are U.S. based investors. As a result, we believe that having our parent company based in the United States will streamline our corporate structure, resulting in administrative efficiencies and reducing dual financial reporting, regulatory, legal and other compliance costs, and align the legal framework governing the Wave Group with our operational footprint.

Following a thorough review, we have determined that having our ultimate parent company incorporated in the United States is best for us, our shareholders and our employees.

After considering various factors, our Board of Directors determined that it was advisable to proceed with the Transaction. Our Board of Directors’ determination that Delaware is the preferred jurisdiction of incorporation of the parent of the Wave Group was based on many factors, including the following:

•	Delaware offers predictable and well-established corporate laws;

•	Delaware has a well-developed legal system which we believe encourages high standards of corporate governance and provides stockholders with substantial rights;

•	corporations domiciled in Delaware are perceived more favorably among regulatory authorities, investors and creditors than corporations domiciled in many other jurisdictions;

•	the perception of a Delaware corporation among regulatory authorities, investors and creditors is highly favorable; and

•

Delaware corporate law provides significant flexibility around corporate and strategic transactions, including the issuance of equity and the payment of dividends, while at the same time protecting the rights of stockholders.

Please see “The Wave Redomiciliation Proposal—Background and Reasons for the Transaction” for more information.

We cannot assure you that the anticipated benefits of the Transaction will be realized. In addition, despite the potential benefits described above, the Transaction will expose you and us to potential risks. Please see the discussion under “Risk Factors.”

Our Board of Directors has considered both the potential advantages of the Transaction and these potential risks and has unanimously approved the Scheme of Arrangement and recommends that shareholders vote for the approval of the Scheme of Arrangement.

Q.	Are there any risks associated with the consummation of the Transaction?

A.

While our Board of Directors has considered the potential risks to our shareholders and us associated with the Transaction and has recommended that shareholders vote for approval of the Wave Redomiciliation Proposal, there are risks and we cannot assure you that the anticipated benefits of the Transaction will be realized. For example:

•	your rights as a shareholder will change due to differences between Singapore and Delaware law and between the governing documents of Wave-Singapore and Wave-Delaware;

•	the transaction may adversely impact our effective tax rate; and

•	if the Singapore Court does not grant the Singapore Court Order approving the Scheme of Arrangement, Wave-Singapore will not have the ability to effect the Transaction.

You should consider these risks carefully. For additional information, please see the discussion under “Risk Factors.”

Q.	How will the Transaction affect Wave’s presence in the United States and around the world?

A.	Other than incorporation of our ultimate parent company in Delaware, at present, there are no changes planned for our operations or workforce in the U.S. or elsewhere as a result of the Transaction.

Q.	Will the Transaction affect Wave’s current or future day-to-day operations?

A.	The Transaction will have no material impact on how we conduct our day-to-day operations.

Q.	How will shares of Wave-Singapore differ from shares of Wave-Delaware?

A.

Wave-Delaware common stock will be similar to Wave-Singapore ordinary shares. However, there are differences between what your rights as a shareholder will be under Delaware law and what they currently are as a shareholder under Singapore law. In addition, there are differences between the organizational documents of Wave-Singapore and Wave-Delaware.

We discuss these differences in detail under “Description of Wave-Delaware Capital Stock” and “Comparison of Rights of Singapore Shareholders and Delaware Stockholders.” Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws in the form substantially as they will be in effect upon consummation of the Transaction, are attached as Annex C and Annex D, respectively, to this proxy statement.

Q.	Will the Transaction dilute my economic interest?

A.

No, your fully-diluted relative economic ownership in Wave will not change as a result of the Transaction. Your ordinary shares of Wave-Singapore will be exchanged on a one-to-one basis for shares of common stock of Wave-Delaware.

Q.	How will the Transaction affect Wave’s financial reporting and the information Wave provides to its shareholders?

A.

Upon completion of the Transaction, Wave-Delaware will be subject to the same reporting requirements of the SEC, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of Nasdaq as Wave-Singapore before the Transaction, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. Wave-Delaware will file reports on Form 10-K, 10-Q and 8-K with the SEC and comply with the proxy rules applicable to domestic issuers, as we currently do. Wave-Delaware will also comply with any additional reporting requirements of Delaware law.

Q.	Will the Transaction impact Wave’s ability to access the capital and bank markets in the future?

A.	We believe that capital raising will be simpler and more efficient with a U.S. domiciled parent holding company.

Q.	Will the Transaction be conditioned upon Wave’s ability to complete any pending or proposed transactions?

A.	No. The Transaction is not conditioned upon the completion of any other transaction.

Q.	Will the Transaction have any impact on Wave’s ability to pay dividends or, if it elects, to buy back shares?

A.

In accordance with Delaware law, Wave-Delaware will be able to (but may not necessarily) declare and pay dividends and buy back shares. Generally, we expect that Delaware law will be more flexible than Singapore law as to these matters.

Q.	Am I entitled to appraisal or dissenters’ rights in the Transaction?

A.

No. Once the Wave Redomiciliation Proposal is approved by the requisite Wave-Singapore shareholders and by the Singapore Court, and the order of the Singapore Court approving the Scheme of Arrangement (“Singapore Court Order”) is lodged with the Accounting and Corporate Regulatory Authority of Singapore (“ACRA”), the Scheme of Arrangement becomes effective and will be binding on all shareholders of Wave-Singapore. Under Singapore law, the holders of ordinary shares of Wave-Singapore do not have dissenters’ rights or a right to an appraisal of the value of their shares or to receive payment for them in connection with the Transaction.

Q.	Is the Transaction taxable to me under U.S. federal income tax law?

A.

The Transaction is expected to be tax-free to Wave-Singapore’s U.S. shareholders. Specifically, it is intended that holders of ordinary shares of Wave-Singapore not recognize gain or loss for U.S. federal income tax purposes in the Transaction, but the consummation of the Transaction is not conditioned upon the receipt of any opinion or tax ruling from the United States Internal Revenue Service (“IRS”) to that effect. Please see “Material Tax Considerations Relating to the Transaction to Holders of Wave-Singapore Ordinary Shares—Material U.S. Federal Income Tax Considerations of the Transaction to U.S. Holders of Wave-Singapore Ordinary Shares” for a description of the material U.S. federal income tax consequences of the Transaction to Wave-Singapore ordinary shareholders including, with respect to U.S. Holders (as defined therein), the application of Section 367(b) of the Internal Revenue Code of 1986, as amended (the “Code”) as discussed under “—Effects of Section 367” and the “passive foreign investment company” (“PFIC”) rules discussed under “—PFIC Considerations.” Determining the actual tax consequences of the Transaction to you may be complex and will depend on your specific situation. You should consult your tax advisor for a full understanding of the tax consequences of the Transaction to you.

Q.	When do you expect the Transaction to be completed?

A.

Assuming the Scheme of Arrangement is approved by the requisite vote of Wave-Singapore shareholders and by the Singapore Court and the other conditions to the consummation of the Transaction are satisfied, we currently expect to complete the Transaction no later than [_], 2026. However, in accordance with the terms of the Implementation Agreement and subject to the paragraph below, Wave-Singapore, without obtaining any further approval of Wave-Singapore shareholders, may select the effective time of the Transaction (including the Scheme of Arrangement), provided the effective time occurs on or prior to December 31, 2026 (the “Long-Stop Date”), notwithstanding Wave-Singapore shareholder or Singapore Court approval of the Scheme of Arrangement and/or the satisfaction of all of the other conditions to the Transaction. Please see “The Wave Redomiciliation Proposal—Effective Date of the Transaction.”

Subject to the satisfaction of the conditions set forth in the Implementation Agreement and the other terms and conditions thereof, we will be required to lodge the Singapore Court Order by the Long-Stop Date. However, if the conditions set forth in the Implementation Agreement are not satisfied by such date, the Scheme of Arrangement will lapse pursuant to its terms and the Transaction will not be effected.

Q.	What will I receive for my Wave-Singapore ordinary shares?

A.

If the Scheme of Arrangement becomes effective, you will receive one share of common stock of Wave-Delaware for each ordinary share of Wave-Singapore you hold immediately prior to the completion of the Transaction.

Q.	How are the Pre-Funded Warrants expected to be treated in the Transaction?

A.

In connection with the Transaction, Wave-Singapore is expected to assign its rights and obligations to Wave-Delaware, and Wave-Delaware is expected to assume the obligations of Wave-Singapore under, the outstanding pre-funded warrants, originally issued June 16, 2022, September 27, 2024 and December 11, 2025, respectively (the “Pre-Funded Warrants”). As a result of such assignment and assumption, following the effective time of the Transaction and in accordance with their terms, the Pre-Funded Warrants will be exercisable for shares of common stock of Wave-Delaware in lieu of ordinary shares of Wave-Singapore.

Q.	If the Scheme of Arrangement is approved, do I have to take any action to participate in the Scheme of Arrangement?

A.

Upon effectiveness of the Transaction, your Wave-Singapore ordinary shares will be exchanged for shares of common stock of Wave-Delaware. The Wave-Delaware shares will be issued to you in uncertificated book-entry form. Wave-Singapore share certificates outstanding and book-entry shares held by Wave-Singapore shareholders immediately prior to the effective time of the Transaction will no longer be evidence of title of Wave-Singapore ordinary shares previously represented by such certificates and book-entry positions, and following the Transaction, will only represent the right to receive a corresponding number of uncertificated book-entry shares of common stock of Wave-Delaware. Our transfer agent will request that you return any share certificates formerly representing Wave-Singapore ordinary shares for cancellation, together with a properly completed and executed letter of transmittal, in exchange for shares of common stock of Wave-Delaware following completion of the Transaction. Wave-Singapore ordinary shares held in book-entry form or in “street name” through a bank, broker, custodian or other nominee will be automatically exchanged for uncertificated book-entry shares of common stock without any action required on the part of the beneficial holder of such ordinary shares. Please see “The Wave Redomiciliation Proposal—Action Required to Transfer Wave-Singapore Ordinary Shares and Receive Wave-Delaware Shares of Common Stock.”

Q.	Can I trade Wave-Singapore ordinary shares between the date of this proxy statement and the consummation of the Transaction?

A.	Yes. Wave-Singapore ordinary shares will continue to trade on Nasdaq under the symbol “WVE” during this period.

Q.	How will the Transaction affect the stock exchange listing of Wave-Singapore ordinary shares?

A.

There should be no disruption in the trading of your shares. We will submit a notification form with Nasdaq and expect that, following the consummation of the Transaction, the Wave-Delaware shares of common stock will be listed on Nasdaq under the symbol “WVE,” the same symbol under which your Wave-Singapore ordinary shares are currently listed.

Q.	If my Wave-Singapore ordinary shares are held in “street name” by my broker, will my broker vote my shares for me?

A.

No. The vote on the Wave Redomiciliation Proposal is considered a “non-routine” matter, and your broker cannot exercise discretion to vote your Wave-Singapore ordinary shares. If you hold your Wave-Singapore ordinary shares in “street name,” you should follow the procedures provided by your broker regarding how to instruct your broker to vote your shares. Typically, you would submit your voting instructions by telephone or by the Internet in accordance with the procedures provided by your broker.

All shares entitled to vote and represented by properly completed proxies received prior to the Special Meeting and not revoked will be voted at the meeting in accordance with your instructions. If a signed proxy card is returned without indicating how shares should be voted on a matter and the proxy is not revoked, the shares represented by such proxy will be voted as the Board recommends and, therefore, “FOR” the approval of the Wave Redomiciliation Proposal.

Q.	May I revoke my proxy or change my vote?

A.

Yes, shareholders eligible to vote at the Special Meeting have the right to revoke a proxy at any time prior to voting at the Special Meeting by (i) submitting a subsequently dated proxy card, which must be received by Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 no later than 48 hours before the time fixed for the Special Meeting or within such other time as may be required by the Singapore Companies Act or (ii) by attending the meeting and voting in person, provided that you were a Scheme Shareholder as of the Record Date. If you hold Wave-Singapore ordinary shares in “street name” through a broker, you should follow the procedures provided by your broker to revoke or change your vote.

Q.	Who is making and paying for this proxy solicitation?

A.

The proxy is being solicited on behalf of the Board. We have hired Innisfree M&A Incorporated (“Innisfree”) to assist in the distribution of proxy materials and the solicitation of proxies for an initial fee estimated at $25,000, plus reimbursement of out-of-pocket expenses. Innisfree will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. We will also reimburse brokers for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of Wave-Singapore ordinary shares or other persons for whom they hold Wave-Singapore ordinary shares. The directors, officers and employees of Wave-Singapore may also solicit proxies by personal interview, mail, email, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. Subject to applicable law, Wave-Singapore may also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their expenses for forwarding proxy materials to the beneficial owners of Wave-Singapore ordinary shares and in obtaining voting instructions from such beneficial owners. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.

Q.	Whom should I call if I have questions about the Special Meeting or the Transaction?

A.	You should contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Toll free: (877) 750-0510

Banks and brokers: (212) 750-5833

SUMMARY

This summary highlights selected information from this proxy statement. It does not contain all of the information that is important to you. To understand the Transaction more fully, and for a more complete legal description of the Transaction, you should read carefully the entire proxy statement, including the Annexes. The Scheme of Arrangement and the Implementation Agreement, substantially in the forms attached as Annex A and Annex B, respectively, to this proxy statement, are the legal documents that govern the Transaction. The amended and restated certificate of incorporation and amended and restated bylaws of Wave-Delaware, substantially in the forms attached as Annex C and Annex D, respectively, to this proxy statement, will become the governing documents of Wave-Delaware upon the completion of the Transaction.

Parties to the Transaction

Wave-Singapore. We are a public company limited by shares incorporated under the laws of the Republic of Singapore and parent of a corporate group that is a clinical-stage biotechnology company focused on unlocking the broad potential of ribonucleic acid medicines (“RNA”), or those targeting RNA, to transform human health. Wave-Singapore’s RNA medicines platform, PRISM®, combines multiple modalities, chemistry innovation and deep insights in human genetics to deliver scientific breakthroughs that treat both rare and common disorders. Its toolkit of RNA-targeting modalities, including RNAi (SpiNA) and RNA editing (AIMers), provides Wave with unmatched capabilities for designing and sustainably delivering candidates that optimally address disease biology. Wave’s pipeline is focused on its obesity (WVE-007), alpha-1 antitrypsin deficiency (WVE-006) and PNPLA3 I148M liver disease (WVE-008) programs, and also includes clinical programs in Duchenne muscular dystrophy and Huntington’s disease, as well as several preclinical programs utilizing the company’s versatile RNA medicines platform. Our ordinary shares are traded on Nasdaq under the symbol “WVE”.

The principal executive offices of Wave-Singapore are located at 7 Straits View #12-00, Marina One East Tower, Singapore 018936, and the telephone number at that address is (65) 6236 3388.

Wave-Delaware. Wave-Delaware is a newly formed Delaware corporation and a direct wholly owned subsidiary of Wave-Singapore, incorporated specifically for the purpose of implementing the Transaction. Wave-Delaware has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Transaction. Immediately following the Transaction, Wave-Delaware will become the ultimate parent company of the Wave Group.

The principal offices of Wave-Delaware are located in person at 733 Concord Avenue, Cambridge, MA 02138, and the telephone number at that address is +1-617-949-2900.

The Transaction

The Transaction will cause the parent company of our corporate group to be a Delaware corporation.

On March 19, 2026, the Board of Directors approved the Transaction and the entry by Wave-Singapore into the Implementation Agreement. On April 15, 2026, the Implementation Agreement was entered into between Wave-Singapore and Wave-Delaware. On [ ], 2026, the Singapore Court ordered, among other things, the convening of the Special Meeting to approve the Scheme of Arrangement. We will hold the Special Meeting to approve the Scheme of Arrangement on [ ], 2026. If we obtain the necessary shareholder approvals, the Singapore Court will hold a second hearing to hear the application to approve the Scheme of Arrangement. Assuming we receive the necessary approvals of the Scheme of Arrangement from Wave-Singapore’s shareholders and the Singapore Court and the other conditions to consummate the Transaction are satisfied, we will lodge the Singapore Court’s order approving the Scheme of Arrangement with ACRA on or prior to the Long-Stop Date, at which time the Scheme of Arrangement will become effective and binding in accordance with its terms and conditions.

As a result of the Transaction, the shareholders of Wave-Singapore will become stockholders of Wave-Delaware and such stockholders’ rights will be governed by Delaware law and Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws, in substantially the forms attached hereto as Annex C and Annex  D, respectively.

Background and Reasons for the Transaction

We have been incorporated in Singapore since 2012. However, there are compelling reasons that support restructuring our corporate group to redomicile the parent company of our group in the United States at this time.

We are a multi-national business with operations in many countries, though our operations are focused in the United States, and we expect to continue to invest in our operations in the United States. Through our listing on Nasdaq and our existing U.S. operations, we already have a substantial presence in the United States. It is also important to note that our corporate headquarters, our executive management team, the majority of our employees and board members, and the majority of our operating assets, including our manufacturing and research and development facilities, are in the United States. Further, the significant majority of our shareholders are U.S. based investors. As a result, we believe that having our parent company based in the United States will streamline our corporate structure, resulting in administrative efficiencies and reducing dual financial reporting, regulatory, legal and other compliance costs, and align the legal framework governing the Wave Group with our operational footprint.

Following a thorough review, we have determined that having our ultimate parent company incorporated in the United States is best for us, our shareholders and our employees.

After considering various factors, our Board of Directors determined that it was advisable to proceed with the Transaction. Our Board of Directors’ determination that Delaware is the preferred choice for the domicile of the parent of the Wave Group was based on many factors, including the following:

•	Delaware offers predictable and well-established corporate laws;

•	Delaware has a well-developed legal system which we believe encourages high standards of corporate governance and provides stockholders with substantial rights;

•	corporations domiciled in Delaware are perceived more favorably among regulatory authorities, investors and creditors than corporations domiciled in many other jurisdictions;

•	the perception of a Delaware corporation among regulatory authorities, investors and creditors is highly favorable; and

•

Delaware corporate law provides significant flexibility around corporate and strategic transactions, including the issuance of equity and the payment of dividends, while at the same time protecting the rights of stockholders.

We cannot assure you that the anticipated benefits of the Transaction will be realized. In addition, despite the potential benefits described above, the Transaction will expose you and us to potential risks. Please see the discussion under “Risk Factors.”

The Board has considered both the potential advantages of the Transaction and these potential risks and has unanimously approved the Scheme of Arrangement and recommends that shareholders vote for the approval of the Scheme of Arrangement.

Potential Tax Consequences to the Wave Group

Stamp duty may be chargeable in Singapore on documents effecting a sale of shares in a Singapore-incorporated company at the rate of 0.2% of the consideration paid or the market value of the shares, whichever is higher. In such a transaction the purchaser is liable for stamp duty, unless there is an agreement to the contrary. In the context of the Transaction, Wave-Delaware will be regarded as the purchaser of the ordinary shares in Wave-Singapore. No stamp duty is payable if an instrument of transfer and agreement is not executed or the instrument of transfer is executed outside Singapore and not brought into Singapore.

The Singapore taxing authorities may take the view that certain documents executed in connection with the Transaction may be chargeable with stamp duty. Wave-Singapore intends to seek an adjudication from the Singapore tax authorities to obtain certainty that no stamp duty will be payable with respect to the exchange of shares in the Transaction in the manner it is proposed to be conducted.

Material Tax Considerations Relating to the Transaction to Holders of Wave-Singapore Ordinary Shares

U.S. Federal Income Tax Considerations to Holders of Wave-Singapore Ordinary Shares

It is intended that holders of ordinary shares of Wave-Singapore not recognize gain or loss for U.S. federal income tax purposes in the Transaction though the consummation of the Transaction is not conditioned upon the receipt of any opinion or tax ruling from the IRS to that effect. Please see “Material Tax Considerations Relating to the Transaction to Holders of Wave-Singapore Ordinary Shares—Material U.S. Federal Income Tax Considerations of the Transaction to U.S. Holders of Wave-Singapore Ordinary Shares” for a description of material U.S. federal income tax consequences of the Transaction to Wave-Singapore ordinary shareholders including, with respect to U.S. Holders (as defined therein), the application of Section 367(b) of the Code as discussed under “—Effects of Section 367” and the PFIC rules as discussed under “—PFIC Considerations.” Determining the actual tax consequences of the Transaction to you may be complex and will depend on your specific situation. You should consult your tax advisor for a full understanding of the tax consequences of the Transaction to you.

Singapore Tax Considerations to Holders of Wave-Singapore Ordinary Shares

Singapore does not impose tax on capital gains. Any gains derived by any person from the disposal of the Wave-Singapore ordinary shares which are gains from any trade, business, profession or vocation carried on by that person, if accruing in or derived from Singapore, may be taxable as such gains are considered income in nature.

The transfer of Wave-Singapore ordinary shares in consideration for the allotment and issue of shares of common stock of Wave-Delaware pursuant to the Scheme of Arrangement may be regarded as a disposal of the Wave-Singapore ordinary shares for Singapore income tax purposes and a holder of the Wave-Singapore ordinary shares may consequently need to recognize a gain or loss. Such gain or loss may be income or capital in nature depending on the circumstances of the holder (e.g., whether the holder is trading in shares in Singapore or had acquired such shares for disposal at a profit in Singapore) and may or may not be taxable or deductible accordingly.

Pursuant to Section 10L of the ITA, gains received or deemed to be received in Singapore by an entity of a relevant group from the sale or disposal of any movable or immovable property outside Singapore (which could include Wave-Singapore ordinary shares registered in a register outside Singapore) will be treated as income chargeable to Singapore income tax, subject to certain exclusions.

In addition, holders of Wave-Singapore ordinary shares who apply, or who are required to apply, the Singapore Financial Reporting Standard 39—Financial Instruments: Recognition and Measurement (“FRS 39”), the Singapore Financial Reporting Standard 109 —Financial Instruments (“FRS 109”) or the Singapore Financial Reporting Standard (International) 9 (“SFRS(I) 9”) for the purposes of Singapore income tax may be required to recognize gains or losses (not being gains or losses in the nature of capital) in accordance with the provisions of FRS 39, FRS 109 or SFRS(I) 9 (as the case may be) (as modified by the applicable provisions of Singapore income tax law).

Singapore has implemented a Domestic Top-up Tax and the Income Inclusion Rule pursuant to Singapore Multinational Enterprise (Minimum Tax) Act 2024 (“MMT Act”) and its subsidiary legislation, which impose a minimum Effective Tax Rate (“ETR”) of 15% from FYs starting on or after 1 January 2025. Where holders of Wave-Singapore ordinary shares who are constituent entities of in-scope Multinational Enterprises (“MNEs”) groups recognize gains or losses in their financial statements (in accordance with the relevant accounting standards) as a result of the Transaction, this could affect their ETR and they could be subject to top-up tax under the MMT Act.

Holders should consult their own professional tax advisors regarding the potential Singapore tax consequences as a result of the Transaction.

United Kingdom Tax Considerations to Holders of Wave-Singapore Ordinary Shares

The exchange of Wave-Singapore ordinary shares for shares of Wave-Delaware common stock pursuant to the Scheme of Arrangement should qualify as a ‘share for share’ exchange for the purposes of UK capital gains tax (“UK CGT”) and UK corporation tax on chargeable gains. Relevant shareholders should refer to the “Material Tax Considerations Relating to the Transaction to Holders of Wave-Singapore Ordinary Shares—United Kingdom Tax Considerations to Holders of Wave-Singapore Ordinary Shares” section for a more detailed description of the relevant UK tax treatment.

Comparison of Rights of Singapore Shareholders and Delaware Stockholders

Many of the principal attributes of Wave-Singapore’s ordinary shares and Wave-Delaware’s shares of common stock will be similar. However, there are differences between what your rights will be under Delaware law and what they currently are under Singapore law. In addition, there are differences between Wave-Singapore’s constitution and Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws as they will be in effect upon the completion of the Transaction.

We discuss these differences under “Description of Wave-Delaware Capital Stock” and “Comparison of Rights of Singapore Shareholders and Delaware Stockholders.” Wave-Delaware’s certificate of amended and restated incorporation and amended and restated bylaws, in the form substantially as they will be in effect upon completion of the Transaction, are attached as Annex C and Annex D, respectively, to this proxy statement.

Stock Exchange Listing

We intend to make an application so that, upon the consummation of the Transaction, Wave-Delaware shares of common stock (for which there is currently no established public trading market) will be listed on Nasdaq under the symbol “WVE,” the same symbol under which your Wave-Singapore ordinary shares are currently listed.

Approval of the Scheme of Arrangement by the Singapore Court

Wave-Singapore has made an application to the Singapore Court for an order to convene the Special Meeting. Subsequent and subject to approval of the Wave Redomiciliation Proposal by the requisite shareholders, Wave-Singapore will apply to the Singapore Court for the Singapore Court Order. If (i) the Singapore Court Order is granted, and (ii) the conditions to closing contained in the Implementation Agreement are satisfied, the Scheme of Arrangement will become effective on the date that we lodge a copy of the Singapore Court Order with ACRA.

The approval by the shareholders of Wave-Singapore and/or the Singapore Court of the Scheme of Arrangement shall remain valid notwithstanding any change in the business or financial condition of, or any transactions undertaken by us.

Amendment

The Scheme of Arrangement may be amended, modified or supplemented at any time before or after its approval by the shareholders of Wave-Singapore at the Special Meeting. However, after approval, no amendment, modification or supplement may be made or effected that legally requires further approval by Wave-Singapore shareholders without obtaining such approval.

Effective Time of the Transaction

In accordance with the terms of the Implementation Agreement, Wave-Singapore, without obtaining any further approval of Wave-Singapore shareholders, may select when it will lodge a copy of the Singapore Court Order with ACRA, and, therefore, the effective time of the Transaction (including the Scheme of Arrangement), provided it is lodged with ACRA on or prior to the Long-Stop Date.

Subject to the satisfaction of the conditions set forth in the Implementation Agreement and the other terms and conditions thereof, we will be required to lodge the Singapore Court Order with ACRA by the Long-Stop Date. However, if the conditions set forth in the Implementation Agreement are not satisfied by such date, the Scheme of Arrangement will lapse pursuant to its terms and the Transaction will not be effected.

Pre-Funded Warrants

In connection with the Transaction, Wave-Singapore is expected to assign its rights and obligations to Wave-Delaware, and Wave-Delaware is expected to assume the obligations of Wave-Singapore under, the Pre-Funded Warrants. As a result thereof, following the effective time of the Transaction and in accordance with their terms, the Pre-Funded Warrants will be exercisable for shares of common stock of Wave-Delaware in lieu of ordinary shares of Wave-Singapore.

No Appraisal Rights

Once the Scheme of Arrangement is approved by the requisite shareholders and the Singapore Court, and the Singapore Court Order is lodged with ACRA, the Scheme of Arrangement becomes effective and will be binding on all shareholders of Wave-Singapore. Holders of Wave-Singapore ordinary shares may file an objection with the Singapore Court against the approval of the Scheme of Arrangement, but no appraisal or dissenting rights are available to such holders in connection with a scheme of arrangement effected under Singapore law.

Accounting Treatment of the Transaction

Under U.S. GAAP, the Scheme of Arrangement will be accounted for consistent with a reorganization of entities under common control. Assets and liabilities are transferred at carrying value between entities under common control. Accordingly, the assets and liabilities of Wave-Delaware will be reflected at the same carrying amounts as in the accounts of Wave-Singapore at the effective time of the Transaction.

Special Meeting

Time, Place, Date and Purpose.

By order of the Singapore Court, the Special Meeting will be held on [ ], 2026 at [ ] Eastern time in person at 733 Concord Avenue, Cambridge, MA 02138.

At the Special Meeting, Wave-Singapore’s Board of Directors will ask the holders of ordinary shares of Wave-Singapore to vote to approve the Scheme of Arrangement. If the Scheme of Arrangement is approved and becomes effective, it will effect the Transaction, pursuant to which your ordinary shares of Wave-Singapore will be transferred to Wave-Delaware and you will receive, one newly issued share of common stock of Wave-Delaware for each ordinary share of Wave-Singapore that has been transferred.

Record Date.

The Record Date for determining the Wave-Singapore shareholders who are entitled to vote at the Special Meeting is [_], 2026.

Recommendation of the Board of Directors

The Wave-Singapore Board of Directors unanimously recommends that Wave-Singapore shareholders vote “FOR” the Wave Redomiciliation Proposal.

Quorum and Required Vote

In order to hold the Special Meeting, there must be a quorum. The presence, in person or by proxy, of at least two Scheme Shareholders as of the Record Date holding in aggregate at least a majority of all issued and outstanding ordinary shares of Wave-Singapore entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.

To be approved, the Wave Redomiciliation Proposal must receive the affirmative vote of (i) a majority in number of the Scheme Shareholders present and voting, either in person or by proxy, at the Special Meeting and (ii) not less than 75% of the issued Wave-Singapore ordinary shares held by the Scheme Shareholders present and voting, either in person or by proxy, at the Special Meeting.

Pursuant to the directions of the Singapore Court, for the purposes of determining the number of Wave-Singapore shareholders present and voting at the Special Meeting, Wave-Singapore ordinary shares that are deposited in book-entry form with The Depository Trust Company (“DTC”), and registered in the name of CEDE & Co. (“CEDE”) as nominee of DTC and holder of record in the Register of Members of Wave-Singapore, will be treated as follows:

•	CEDE shall be deemed not to be a Scheme Shareholder; and

•

each shareholder whose name appears on the register of DTC as a holder of Wave-Singapore ordinary shares (a “DTC Participant”) shall be deemed to be a Scheme Shareholder in respect of such number of Wave-Singapore ordinary shares held in its account under CEDE.

A Scheme Shareholder as of [ ], 2026, being the record date for the Special Meeting (the “Record Date”), may vote in person at the Special Meeting or may appoint one (and not more than one) person, whether a Scheme Shareholder or not, as his or her proxy to attend and vote in his or her stead.

A Scheme Shareholder who is not a DTC Participant may only cast all the votes it uses at the Special Meeting (whether in person or by proxy) in one way, and may only:

•	vote all its Wave-Singapore ordinary shares “FOR” the Wave Redomiciliation Proposal;

•	vote all of its Wave-Singapore ordinary shares “AGAINST” the Wave Redomiciliation Proposal; or

•	abstain from voting in respect of all of its Wave-Singapore ordinary shares.

A Scheme Shareholder who is a DTC Participant need not vote the Wave-Singapore ordinary shares registered in its name in the same way. Accordingly, a DTC Participant may:

•	vote all or part of its Wave-Singapore ordinary shares “FOR” the Wave Redomiciliation Proposal, which part shall be counted as approving the Wave Redomiciliation Proposal;

•	vote all or part of its Wave-Singapore ordinary shares “AGAINST” the Wave Redomiciliation Proposal, which part shall be counted as against approving the Wave Redomiciliation Proposal; and/or

•

abstain from voting in respect of all or part of its Wave-Singapore ordinary shares, which part shall not be counted in determining the Wave-Singapore ordinary shares that are present and voting on the Wave Redomiciliation Proposal.

For purposes of determining whether the Wave Redomiciliation Proposal is approved by a majority in number of Scheme Shareholders:

•

Wave-Singapore shall treat each proxy duly appointed by each Scheme Shareholder who is not a DTC Participant and who casts a vote in respect of its shares for or against the Wave Redomiciliation Proposal as casting one (1) vote. Where a person has been appointed as proxy of more than one (1) Scheme Shareholder to vote at the Special Meeting, the votes of such person shall be counted as the votes of the number of appointing Scheme Shareholders;

•	where a Scheme Shareholder who is a DTC Participant casts votes both for and against the Wave Redomiciliation Proposal:

•

the DTC Participant shall be treated as casting one (1) vote in favor of the Wave Redomiciliation Proposal if the DTC Participant casts more votes for the Scheme of Arrangement than against the Scheme of Arrangement in aggregate, in respect of all ordinary shares of Wave-Singapore held by it;

•

the DTC Participant shall be treated as casting one (1) vote against the Wave Redomiciliation Proposal if the DTC Participant casts more votes against the Wave Redomiciliation Proposal than for the Wave Redomiciliation Proposal in aggregate, in respect of all ordinary shares of Wave-Singapore held by it; and

•

the DTC Participant shall be treated as casting one (1) vote for and one (1) vote against the Wave Redomiciliation Proposal if the DTC Participant casts equal votes for and against the Wave Redomiciliation Proposal in aggregate, in respect of all ordinary shares of Wave-Singapore held by it.

Each Scheme Shareholder represented in person or by proxy at the Special Meeting is entitled to one vote per Wave-Singapore ordinary share held as of the Record Date.

As of the Record Date, there were [ ] ordinary shares in the capital of Wave-Singapore outstanding.

RISK FACTORS

Before you decide how to vote, you should consider carefully the following risk factors in addition to the other information contained in this proxy statement and the documents incorporated by reference, including, without limitation, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (including the risk factors contained therein) and our subsequent filings with the SEC. The risks discussed below also include forward-looking statements and our actual results may differ substantially from those discussed in these forward-looking statements. See “Cautionary Note Regarding Forward-Looking Statements.”

Your rights as a shareholder will change as a result of the Transaction.

Due to the differences between Delaware law and Singapore law and differences between the governing documents of Wave-Delaware and Wave-Singapore, we are unable to adopt governing documents for Wave-Delaware that are identical to the governing documents for Wave-Singapore. We have sought to preserve in the amended and restated certificate of incorporation and the amended and restated bylaws of Wave-Delaware a similar allocation of rights and powers between the shareholders and our Board of Directors that exists under Wave-Singapore’s constitution. Nevertheless, Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws differ from Wave-Singapore’s constitution, both in form and substance, and your rights as a shareholder will change.

For a description of these differences, please see the comparison chart of your rights as a shareholder of Wave-Singapore against your rights as a shareholder of Wave-Delaware, located in “Comparison of Rights of Singapore Shareholders and Delaware Stockholders.”

The Transaction may result in adverse tax consequences for holders of Wave-Singapore Ordinary Shares.

As discussed more fully under “Material Tax Considerations Relating to the Transaction to Holders of Wave-Singapore Ordinary Shares—U.S. Federal Income Tax Considerations to Holders of Wave-Singapore Ordinary Shares”, for U.S. federal income tax purposes, it is intended that the exchange of Wave-Singapore ordinary shares for shares of Wave-Delaware common stock pursuant to the completion of the Scheme of Arrangement and the U.S. Tax Election, taken together, qualify as a reorganization under Section 368(a)(1)(F) of the Code. However, Wave-Singapore has not sought, and does not intend to seek, any ruling from the IRS with respect to such qualification. No assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS. If the completion of the Scheme of Arrangement and the U.S. Tax Election, taken together, fail to qualify as a reorganization under Section 368(a)(1)(F) of the Code, a U.S. Holder (as defined in “Material Tax Considerations Relating to the Transaction to Holders of Wave-Singapore Ordinary Shares—U.S. Federal Income Tax Considerations to Holders of Wave-Singapore Ordinary Shares”) of Wave-Singapore ordinary shares generally would recognize gain or loss with respect to its Wave-Singapore ordinary shares in an amount equal to the difference, if any, between the fair market value of the shares of Wave-Delaware common stock received in the Scheme of Arrangement and the U.S. Holder’s adjusted tax basis in its Wave-Singapore ordinary shares surrendered.

Assuming that the completion of the Scheme of Arrangement and the U.S. Tax Election, taken together, qualify as a reorganization under Section 368(a)(1)(F) of the Code, subject to the PFIC rules discussed under “Material Tax Considerations Relating to the Transaction to Holders of Wave-Singapore Ordinary Shares—U.S. Federal Income Tax Considerations to Holders of Wave-Singapore Ordinary Share—Material U.S. Federal Income Tax Considerations of the Transaction to U.S. Holders of Wave-Singapore Ordinary Shares—PFIC Considerations”, U.S. Holders generally should be subject to Section 367(b) of the Code. A U.S. Holder whose Wave-Singapore ordinary shares, on the date of the completion of the Scheme of Arrangement, have a fair market value of less than $50,000 and who, on the date of the completion of the Scheme of Arrangement, beneficially owns (actually or constructively) less than 10% of the total combined voting power of all classes of Wave-Singapore shares entitled to vote and less than 10% of the total value of all classes of Wave-Singapore shares generally should not recognize any gain or loss and should not be required to include any part of Wave-Singapore’s earnings and profits in income as a result of the Scheme of Arrangement. A U.S. Holder whose Wave-Singapore ordinary shares, on the date of the completion of the Scheme of Arrangement, have a fair market value of $50,000 or more and, who on the date of the completion of the Scheme of Arrangement, beneficially owns (actually or constructively) less than 10% of the total combined voting power of all classes of Wave-Singapore shares entitled to vote and less than 10% of the total value of all classes of Wave-Singapore shares, generally should recognize gain (but not loss) in respect of the Scheme of Arrangement as if such U.S. Holder exchanged its Wave-Singapore ordinary shares for shares of Wave-Delaware common shares in a taxable transaction, unless such U.S. Holder elects in accordance with applicable Treasury Regulations to include in income as a deemed dividend deemed paid by Wave-Singapore the “all earnings and profits amount” (as defined in the Treasury Regulations under Section 367 of the Code) attributable to the Wave-Singapore ordinary shares held directly by such U.S. Holder. A U.S. Holder who, on the date of the completion of the Scheme of Arrangement, beneficially owns (actually or constructively) 10% or more of the total combined voting power of all classes of Wave-Singapore shares entitled to vote or 10% or more of the total value of all classes of Wave-Singapore shares should consult its own tax advisor regarding the rules that may apply to such shareholder. Wave-Singapore expects to have a deficit in earnings and profits on the date of the completion of the Scheme of Arrangement. However, it is possible that, notwithstanding Wave-Singapore’s expectations, the amount of Wave-Singapore’s cumulative net earnings and profits could be positive through the date of the completion of the Scheme of Arrangement.

Additionally, following the completion of the Scheme of Arrangement, dividends paid to a Non-U.S. Holder (as defined in “Material Tax Considerations Relating to the Transaction to Holders of Wave-Singapore Ordinary Shares—U.S. Federal Income Tax Considerations to Holders of Wave-Singapore Ordinary Shares”) in respect of its shares of Wave-Delaware common stock may be subject to U.S. federal withholding taxes.

The tax consequences of the Transaction are complex and will depend on a holder’s particular circumstances. All holders should consult their tax advisor regarding the tax consequences to them of the Transaction, including the applicability and effect of U.S. federal, state, local and non-U.S. tax laws. For a more complete discussion of the tax considerations of the Transaction, see “Material Tax Considerations Relating to the Transaction to Holders of Wave-Singapore Ordinary Shares”.

The effective time of the Transaction is subject to change.

Under the terms of the Implementation Agreement, once the Scheme Shareholders and the Singapore Court have approved the Scheme of Arrangement, Wave-Singapore, without obtaining any further approval of its shareholders, may select the effective time of the Transaction (including the Scheme of Arrangement), provided the effective time occurs on or before the Long-Stop Date. We intend to implement the Transaction at a time that is beneficial to Wave and its shareholders, considering our financial and strategic objectives and currently anticipate that the effective date of the Transaction will be on or about [ ], 2026. Factors that will be considered in determining the effective date of the Transaction will include the status of any other significant pending corporate events. As a result, the effective time of the Transaction may be a significant time after the Special Meeting and is subject to change.

If the Singapore Court does not grant the Singapore Court Order approving the Scheme of Arrangement, Wave-Singapore will not have the ability to effect the Transaction.

We cannot proceed with the Transaction unless the Singapore Court grants the Singapore Court Order approving the Scheme of Arrangement.

The Transaction will not be completed unless the following conditions are satisfied:

•	the Scheme of Arrangement is approved by the requisite vote of the shareholders of Wave-Singapore at the Special Meeting;

•	the requisite court order approving the Scheme of Arrangement is granted by the Singapore Court;

•	the court order is lodged with ACRA;

•	no statute, rule or regulation is enacted or promulgated by any governmental entity of competent jurisdiction that prohibits or makes illegal the consummation of the Scheme of Arrangement; and

•	no order or injunction of a court of competent jurisdiction shall be in effect that prevents consummation of the Scheme of Arrangement.

Provided that the Wave-Singapore shareholders approve the Wave Redomiciliation Proposal and applicable statutory and other legal requirements have been complied with and satisfied with respect to it, we are not aware of any reason why the Singapore Court would not grant the Singapore Court Order approving the Wave Redomiciliation Proposal. Nevertheless, the Singapore Court’s sanction is a matter for its discretion and there can be no assurance if or when such approval will be obtained.

If the Singapore Court does not grant the Singapore Court Order, Wave-Singapore will be unable to effect the Transaction as contemplated under the Wave Redomiciliation Proposal, even if the requisite shareholder approval is obtained at the Special Meeting. In addition, the Singapore Court may subject the Wave Redomiciliation Proposal to any modification, amendment or addition in accordance with such terms or condition(s) as it deems appropriate in relation to the Wave Redomiciliation Proposal. The Singapore Court would be unlikely to approve or impose any modification of, or addition or condition to, the Wave Redomiciliation Proposal which might be material to the interests of Wave-Singapore shareholders, unless Wave-Singapore shareholders were informed of such modification, addition or condition. The Singapore Court may decide, in its discretion, whether or not the consent of Wave-Singapore shareholders should be sought at a further meeting of Wave-Singapore shareholders. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Wave-Singapore Board of Directors, is of such a nature or importance as to require the approval of Wave-Singapore shareholders at a further meeting of Wave-Singapore shareholders, the Wave-Singapore Board of Directors will not take the necessary steps to enable the Scheme of Arrangement to become effective unless and until such shareholder approval is obtained.

In addition, Wave-Singapore or Wave-Delaware may determine to terminate the Wave Redomiciliation Proposal and not proceed with the Transaction if any condition, modification or amendment is imposed by any court of competent jurisdiction or governmental agency that is adverse to Wave-Singapore and its shareholders, for economic, strategic or other reasons, including if adverse conditions are imposed on the Wave Redomiciliation Proposal by the Singapore Court, or if any court of competent jurisdiction or governmental agency has issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Wave Redomiciliation Proposal or any part thereof, or has refused to do anything necessary to permit the Wave Redomiciliation Proposal or any part thereof, and such order, decree, ruling, other action or refusal shall have become final and non-appealable.

Please see “The Wave Redomiciliation Proposal—Approval of the Scheme of Arrangement by the Singapore Court.”

The Transaction will result in additional direct and indirect costs, even if it is not completed.

We will incur additional costs as a result of the Transaction, although we do not expect these costs to be material. We expect to incur attorneys’ fees, accountants’ fees, filing and other regulatory fees, mailing expenses, proxy solicitation fees and financial printing expenses in connection with the Transaction, even if the Scheme of Arrangement is not approved or completed. The Transaction also may negatively affect us by diverting attention of our management and employees from our operating business during the period of implementation and by increasing other administrative costs and expenses.

Singapore Stamp Duty may be payable in connection with the Transaction.

Stamp duty may be chargeable in Singapore on documents effecting a sale of shares in a Singapore-incorporated company at the rate of 0.2% of the consideration paid or the market value of the shares, whichever is higher. In such a transaction the purchaser is liable for stamp duty, unless there is an agreement to the contrary. In the context of the Transaction, Wave-Delaware will be regarded as the purchaser of the ordinary shares in Wave-Singapore. No stamp duty is payable if an instrument of transfer and agreement is not executed or the instrument of transfer is executed outside Singapore and not brought into Singapore.

The Singapore taxing authorities may take the view that certain documents executed in connection with the Transaction may be chargeable with stamp duty. Wave-Singapore intends to seek an adjudication from the Singapore tax authorities to obtain certainty that no stamp duty will be payable with respect to the exchange of shares in the Transaction in the manner it is proposed to be conducted.

The Transaction may adversely impact our effective tax rate.

Although we do not expect the Transaction to increase our effective tax rate, there is a risk that our effective tax rate may increase after the Transaction. Following the Transaction, our effective tax rate may change significantly, which could materially impact our financial results, including our earnings and cash flow, for periods after the Transaction, and may fluctuate significantly from period to period. Our effective tax rate is based upon the application of currently applicable income tax laws, regulations and treaties, as well as current judicial and administrative interpretations of these income tax laws, regulations and treaties in various jurisdictions, including other than the United States, all of which are subject to change.

In light of these factors, there can be no assurance that our effective tax rate will not increase in future periods, including as a result of and following the Transaction. Moreover, U.S. tax laws significantly limit our ability to redomicile outside of the United States once the Transaction has occurred. Accordingly, if our effective tax rate were to increase as a result of the Transaction, our business and financial performance could be adversely affected.

We may choose to defer or abandon the Transaction.

If it is necessary to adjourn the Special Meeting required to approve the Wave Redomiciliation Proposal in connection with the Transaction described in this proxy statement, for any reason including any circumstances outside of our control, there may be a delay in obtaining the required approvals from the Singapore Court and thereby the consummation of the Transaction may be deferred until such time.

In addition, the Wave-Singapore Board of Directors may seek to adjourn the application to the Singapore Court to sanction the Scheme of Arrangement or may abandon the Transaction for economic, strategic or other reasons, including if adverse conditions are imposed on the Scheme of Arrangement (and therefore the Transaction) by the Singapore Court.

THE WAVE REDOMICILIATION PROPOSAL

Overview

As explained in more detail below, the Scheme of Arrangement on which we are asking you to vote, in connection with the other steps of the Transaction described in this proxy statement, will restructure our corporate group to cause the parent company of the group to be a Delaware corporation. The Transaction cannot occur without the Scheme Shareholders’ approval of the Wave Redomiciliation Proposal.

On March 19, 2026, the Board approved the Transaction and the entry by Wave-Singapore into the Implementation Agreement. On April 15, 2026, the Implementation Agreement was entered into between Wave-Singapore and Wave-Delaware. On [_], 2026, the Singapore Court ordered, among other things, the convening of the Special Meeting to approve the Scheme of Arrangement. We will hold the Special Meeting to approve the Scheme of Arrangement on [_], 2026. If we obtain the necessary shareholder approvals, the Singapore Court will hold a second hearing to hear the application to approve the Scheme of Arrangement. Assuming we receive the necessary approvals of the Scheme of Arrangement from Wave-Singapore’s shareholders and the Singapore Court and the other conditions to consummate the Transaction are satisfied, we will lodge the Singapore Court’s order approving the Scheme of Arrangement with ACRA on or prior to the Long-Stop Date, at which time the Scheme of Arrangement will become effective and binding in accordance with its terms and conditions.

As a result of the Transaction, the shareholders of Wave-Singapore will become stockholders of Wave-Delaware and such stockholders’ rights will be governed by Delaware law and Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws, in substantially the forms attached hereto as Annex C and Annex D, respectively.

Background and Reasons for the Transaction

We are a multi-national business with operations in many countries, though our operations are focused in the United States, and we expect to continue to invest in our operations in the United States. Through our listing on Nasdaq and our existing U.S. operations, we already have a substantial presence in the United States. It is also important to note that our corporate headquarters, our executive management team, the majority of our employees and board members, and the majority of our operating assets, including our manufacturing and research and development facilities, are in the United States. Further, the significant majority of our shareholders are U.S. based investors. As a result, we believe that having our parent company based in the United States will streamline our corporate structure, resulting in administrative efficiencies and reducing dual financial reporting, regulatory, legal and other compliance costs, and align the legal framework governing the Wave Group with our operational footprint.

Following a thorough review, we have determined that having our ultimate parent company incorporated in the United States is best for us, our shareholders and our employees.

After considering various factors, our Board of Directors determined that it was advisable to proceed with the Transaction. Our Board of Directors’ determination that Delaware is the preferred jurisdiction of incorporation of the parent of the Wave Group was based on many factors, including the following:

•	Delaware offers predictable and well-established corporate laws;

•	Delaware has a well-developed legal system, which we believe encourages high standards of corporate governance and provides stockholders with substantial rights;

•	corporations domiciled in Delaware are perceived more favorably among regulatory authorities, investors and creditors than corporations domiciled in many other jurisdictions;

•	the perception of a Delaware corporation among regulatory authorities, investors and creditors as being highly favorable; and

•

Delaware corporate law provides significant flexibility around corporate and strategic transactions, including the issuance of equity and the payment of dividends, while at the same time protecting the rights of stockholders.

We cannot assure you that the anticipated benefits of the Transaction will be realized. In addition, despite the potential benefits described above, the Transaction will expose you and us to potential risks. Please see the discussion under “Risk Factors.”

The Board has considered both the potential advantages of the Transaction and these potential risks and has unanimously approved the Scheme of Arrangement and recommends that shareholders vote for the approval of the Scheme of Arrangement.

Amendment

The Scheme of Arrangement may be amended, modified or supplemented at any time before or after its approval by the shareholders of Wave-Singapore at the Special Meeting. However, after approval, no amendment, modification or supplement may be made or effected that legally requires further approval by Wave-Singapore shareholders without obtaining such approval.

Conditions to Consummation of the Transaction

The Transaction will not be completed unless the following conditions are satisfied:

•	the Scheme of Arrangement is approved by the requisite vote of the shareholders of Wave-Singapore at the Special Meeting;

•	the requisite court order approving the Scheme of Arrangement is obtained from the Singapore Court;

•	the court order is lodged with ACRA;

•	no statute, rule or regulation is enacted or promulgated by any governmental entity of competent jurisdiction which prohibits or makes illegal the consummation of the Scheme of Arrangement; and

•	no order or injunction of a court of competent jurisdiction shall be in effect that prevents the consummation of the Scheme of Arrangement.

Approval of the Scheme of Arrangement by the Singapore Court

Wave-Singapore has made an application to the Singapore Court for an order to convene the Special Meeting. Subsequent and subject to approval of the Wave Redomiciliation Proposal by the shareholders of Wave-Singapore at the Special Meeting, Wave-Singapore must apply for the Singapore Court Order for its approval of the Scheme of Arrangement. If (i) the Singapore Court Order is granted, and (ii) the conditions to closing contained in the Implementation Agreement are satisfied, the Scheme of Arrangement will become effective on the date that we lodge a copy of the Singapore Court Order with ACRA.

The approval by the shareholders of Wave-Singapore and/or the Singapore Court of the Scheme of Arrangement shall remain valid notwithstanding any change in our business or financial condition or any transactions undertaken by us.

Federal Securities Law Consequences; Resale Restrictions

The issuance of Wave-Delaware shares of common stock to Wave-Singapore shareholders in connection with the Transaction will not be registered under the Securities Act of 1933 (the “Securities Act”). Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. The date, time and place of the hearing by the Singapore Court for the approval of the Scheme of Arrangement (the “Scheme Approval Hearing”) are not yet known. Subsequent and subject to shareholder approval of the Wave Redomiciliation Proposal, Wave-Singapore will promptly apply to the Singapore Court for its approval of the Scheme of Arrangement. Wave-Singapore intends to provide notice to its shareholders of the date, time and place of the Scheme Approval Hearing, once determined, so that shareholders can have the opportunity to appear at the hearing. Wave-Singapore currently intends to provide such notice through a press release distributed through press services and newswires in accordance with Nasdaq rules which would be filed on a Form 8-K and a written notice to be mailed to Wave-Singapore shareholders not less than one week prior to the date of the Scheme Approval Hearing and, immediately upon the distribution of the foregoing materials, to release for publication notice in newspapers of national circulation in each of the United States and Singapore.

In determining whether it is appropriate to authorize the Scheme of Arrangement, the Singapore Court will consider whether the terms and conditions of the exchange of shares pursuant to the Scheme of Arrangement are fair to Wave-Singapore shareholders and we will have advised the Singapore Court before the hearing that we will rely on the Section 3(a)(10) exemption based on its approval of the Scheme of Arrangement. The Wave-Delaware shares of common stock issued to Wave-Singapore shareholders in connection with the Transaction will be freely transferable, except for restrictions applicable to certain “affiliates” of Wave-Singapore under the Securities Act, as follows:

•

Persons who were not affiliates of Wave-Singapore at the consummation of the Transaction and have not been affiliates within 90 days prior to such time will be permitted to sell any Wave-Delaware shares of common stock received in the Transaction without regard to Rule 144 under the Securities Act.

•

Persons who were affiliates of Wave-Singapore at the consummation of the Transaction or were affiliates within 90 days prior to such time will be permitted to resell any Wave-Delaware common stock shares they receive pursuant to the Transaction in the manner permitted by Rule 144. In computing the holding period of the Wave-Delaware shares of common stock for the purposes of Rule 144(d), such persons will be permitted to “tack” the holding period of their Wave-Singapore ordinary shares held prior to the consummation of the Transaction.

•	Persons whose shares of Wave-Singapore bear a legend restricting transfer will receive shares of Wave-Delaware that are subject to the same restrictions.

Persons who may be deemed to be affiliates of Wave-Singapore and Wave-Delaware for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Wave-Singapore or Wave-Delaware, and would generally not be expected to include shareholders who are not executive officers, directors or significant shareholders of Wave-Singapore or Wave-Delaware.

We have not filed a registration statement with the SEC covering any resales of the Wave-Delaware shares of common stock to be received by Wave-Singapore’s shareholders in connection with the Transaction. Wave-Delaware intends to file certain post-effective amendments to existing effective registration statements of Wave-Singapore concurrently with the completion of the Transaction.

Upon consummation of the Transaction, the shares of common stock of Wave-Delaware will be deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement and Wave-Delaware will be deemed to be the successor issuer of the registered Wave-Singapore ordinary shares.

Effective Date of the Transaction

Assuming we receive the necessary approvals from Wave-Singapore’s shareholders and the Singapore Court and the other conditions to consummate the Transaction are satisfied and subject to the other terms and conditions of the Implementation Agreement, we will lodge the Singapore Court’s order approving the Scheme of Arrangement with ACRA, at which time the Scheme of Arrangement will become effective and binding in accordance with its terms and conditions. We currently expect to complete the Transaction on or about [_], 2026.

In accordance with the terms of the Implementation Agreement, Wave-Singapore, without obtaining any further approval of Wave-Singapore shareholders, may select the effective time of the Transaction (including the Scheme of Arrangement), provided the effective time occurs on or prior to the Long-Stop Date.

Subject to the satisfaction of the conditions set forth in the Implementation Agreement, we will be required to lodge the Singapore Court Order with ACRA by the Long-Stop Date. However, if the conditions set forth in the Implementation Agreement are not satisfied by such date, the Scheme of Arrangement will lapse pursuant to its terms and the Transaction will not be effected.

Management of Wave-Delaware

When the Transaction is completed, the executive officers and directors of Wave-Singapore immediately prior to the completion of the Transaction will become the executive officers and directors of Wave-Delaware. Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws, as they will be in effect after the Transaction, provide for a single class of directors, just as Wave-Singapore currently has, and Wave-Delaware’s directors will be subject to re-election at the next annual meeting of stockholders of Wave-Delaware following the completion of the Transaction.

Indemnification Agreements

Wave-Singapore’s constitution provides that subject to the Singapore Companies Act and every other applicable statute for the time being in force concerning companies and affecting Wave-Singapore, the directors and officers are indemnified against costs, charges, fees and other expenses that may be incurred by such person in defending any proceedings, whether civil or criminal, which relates to anything done or omitted or alleged to be done or omitted by such person as a director, officer or employee of Wave-Singapore and in which judgment is given in his or her favor or in which such person is acquitted or in which the courts have granted relief pursuant to the provisions of the Singapore Companies Act, provided that such indemnity shall not extend to any liability which by law would otherwise attach to him or her in respect of any negligence, default, breach of duty or breach of trust of which he or she may be guilty in relation to Wave-Singapore, or which would otherwise result in such indemnity being voided under applicable Singapore laws.

Wave-Singapore’s constitution further provides that subject to the Singapore Companies Act and every other applicable statute for the time being in force concerning companies and affecting Wave-Singapore, each of the directors and officers of Wave-Singapore and those of Wave-Singapore’s subsidiaries and affiliates shall be entitled to be indemnified by Wave-Singapore or such subsidiary against any liability incurred by him or her arising out of or in connection with any acts, omissions or conduct, actual or alleged, by such individual acting in his or her capacity as either director, officer, secretary or employee of Wave-Singapore or the relevant subsidiary, except to such extent as would not be permitted under applicable Singapore laws or which would otherwise result in such indemnity being void in accordance with the provisions of the Singapore Companies Act.

Each of the Wave-Delaware amended and restated certificate of incorporation and amended and restated bylaws will provide that we are required to indemnify the directors and officers of Wave-Delaware, in each case to the fullest extent permitted by Delaware law. The Wave-Delaware amended and restated bylaws will also obligate us to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under Delaware law.

We have entered into deeds of indemnity with the Wave-Singapore directors and certain of its officers to indemnify such persons. In connection with the Transaction, we expect to enter into agreements to indemnify the Wave-Delaware directors and executive officers as determined by the Wave-Delaware board of directors. The current deeds of indemnity between Wave-Singapore and certain of its officers and directors provide for the indemnification of, and advancement of expenses to, these persons, with specified exemptions. We expect that the indemnification and expense advancement to be provided to directors and certain officers of Wave-Delaware under the new indemnification agreements will be the same or substantially similar to that afforded in the current deeds of indemnity between Wave-Singapore and its officers and directors.

Wave believes that these provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. Wave-Delaware will also maintain directors’ and officers’ liability insurance.

Please see “Comparison of Rights of Singapore Shareholders and Delaware Stockholders— Indemnification of Directors and Officers.”

Interests of Certain Persons in the Transaction

Except for the indemnification arrangements described above, no person who has been a director or executive officer of Wave-Singapore at any time since the beginning of the last fiscal year, or any associate of any such person, has any substantial interest in the Transaction, except for any interest arising from his or her ownership of securities, equity awards or the Pre-Funded Warrants of Wave-Singapore.

Regulatory Matters

Other than the Singapore Court’s approval of the Scheme of Arrangement, we are not aware of any other governmental approvals or actions that are required to complete the Transaction other than compliance with U.S. federal and state securities laws and Singapore and Delaware corporate law. We do not believe that any significant regulatory approvals will be required to effect the Transaction.

No Appraisal Rights

Once the Wave Redomiciliation Proposal is approved by the requisite Scheme Shareholders, is approved by the Singapore Court and the Singapore Court Order is lodged with ACRA, the Scheme of Arrangement becomes effective and will be binding on all shareholders of Wave. Holders of Wave-Singapore ordinary shares may file an objection with the Singapore Court against the approval of the Scheme of Arrangement, but no appraisal or dissenting rights are available to such holders in connection with a scheme of arrangement effected under Singapore law.

Action Required to Transfer Wave-Singapore Ordinary Shares and Receive Wave-Delaware Shares of Common Stock

Assuming the Transaction becomes effective, your Wave-Singapore ordinary shares will be exchanged for shares of common stock of Wave-Delaware, which will be issued to you in uncertificated book-entry form.

Any Wave-Singapore share certificates outstanding immediately prior to the effective time of the Transaction will no longer be evidence of title of Wave-Singapore shares represented by such certificates, and following the Transaction, will only represent the right to receive a corresponding number of uncertificated book-entry shares of common stock of Wave-Delaware. Our transfer agent will request that you return any share certificates formerly representing Wave-Singapore ordinary shares for cancellation, together with a properly completed and executed letter of transmittal, in exchange for shares of common stock of Wave-Delaware following completion of the Transaction. Wave-Singapore ordinary shares held in book-entry form or in “street name” through a bank, broker, custodian or other nominee will be automatically exchanged for uncertificated book-entry shares of common stock of Wave-Delaware without any action required on the part of the beneficial holder of such shares.

Equity Plans

If the Transaction is completed, Wave-Delaware will assume and adopt Wave-Singapore’s existing rights and obligations under its equity plans (including any equity plan, employee stock purchase plan or individual inducement awards) in connection with awards granted under Wave-Singapore’s equity incentive plans and other similar equity awards. To the extent Wave-Singapore currently sponsors those equity incentive plans, then as of the consummation of the Transaction, Wave-Delaware will become the sponsor of the assumed equity incentive plans (including any equity plan, employee stock purchase plan or individual inducement awards). The plans will be amended as necessary to give effect to the Transaction, including to provide (1) for the assumption and adoption by Wave-Delaware of the applicable equity incentive plans and the various rights, duties or obligations thereunder (including any reserved, but unused share reserve thereunder); (2) that shares of common stock of Wave-Delaware will be issued, held, available or used to measure benefits as appropriate under the plans, in lieu of ordinary shares of Wave-Singapore, including upon exercise of any options or upon vesting/settlement of restricted share units or performance share units issued under those plans on a one—for-one basis; and (3) for the appropriate substitution of Wave-Delaware for Wave-Singapore in those plans. Shareholder approval of the Scheme of Arrangement will also constitute shareholder approval of the adoption and assumption of the equity incentive plans (including any equity plan, employee stock purchase plan or individual inducement awards) by Wave-Delaware as contemplated by this proxy statement as if such plans were new plans or arrangements approved by the stockholders of Wave-Delaware.

Holders of outstanding options, restricted share units, performance-based restricted share units or other equity-based awards may be subject to tax as a result of the conversion of the underlying Wave-Singapore ordinary shares to Wave-Delaware shares of common stock as of the consummation of the Transaction, depending on the country where the holders are citizens or tax residents or the country where they resided during the life of such equity awards. In general, however, U.S. taxpayers should not recognize ordinary income at the time Wave-Delaware assumes their equity awards. Tax withholding and/or reporting may be required by Wave-Delaware or one of its affiliates and/or the holder of the applicable equity award, and certain employer social insurance contributions or other taxes may be due as a result of the conversion of the equity awards. Depending on the country where the holders are citizens or residents or the country where they resided during the life of the Wave-Singapore awards, the conversion of equity awards may trigger certain regulatory filings or notices to employees concerning the tax or regulatory consequences of the Transaction.

Stock Exchange Listing

Wave-Singapore’s ordinary shares are currently listed on Nasdaq. There is currently no established public trading market for the shares of common stock of Wave-Delaware. We intend to make an application so that, upon the consummation of the Transaction, the Wave-Delaware shares of common stock will be listed on Nasdaq under the symbol “WVE,” the same symbol under which your Wave-Singapore ordinary shares are currently listed.

Accounting Treatment of the Transaction

Under U.S. GAAP, the Scheme of Arrangement will be accounted for consistent with a reorganization of entities under common control. Assets and liabilities are transferred at carrying value between entities under common control. Accordingly, the assets and liabilities of Wave-Delaware will be reflected at the same carrying amounts as in the accounts of Wave-Singapore at the effective time of the Transaction.

Pre-Funded Warrants

In connection with the Transaction, Wave-Singapore is expected to assign its rights and obligations to Wave-Delaware, and Wave-Delaware is expected to assume the obligations of Wave-Singapore under, the Pre-Funded Warrants. As a result thereof, following the effective time of the Transaction and in accordance with their terms, the Pre-Funded Warrants will be exercisable for shares of common stock of Wave-Delaware in lieu of ordinary shares of Wave-Singapore. The Pre-Funded Warrants are otherwise expected to remain outstanding in accordance with their existing terms.

Effect of the Transaction on Reporting Obligations of the Wave Corporate Group

Upon completion of the Transaction, we will remain subject to SEC reporting requirements, the mandates of Sarbanes-Oxley and the corporate governance rules of Nasdaq, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. We will in the ordinary course make available customary reports filed with the SEC, consistent with our established current practices. Wave-Delaware will file reports on Form 10-K, 10-Q and 8-K with the SEC and comply with the rules and regulations promulgated under the Exchange Act, including the rules applicable to the filing and contents of proxy statements, as we currently do.

Assuming completion of the Transaction, Wave-Singapore will no longer be subject to the reporting requirements of the SEC and as such, Wave-Singapore will no longer file reports on Form 10-K, 10-Q and 8-K and will no longer be subject to the proxy rules.

POTENTIAL TAX CONSEQUENCES TO THE WAVE GROUP

Stamp duty may be chargeable in Singapore on documents effecting a sale of shares in a Singapore-incorporated company at the rate of 0.2% of the consideration paid or the market value of the shares, whichever is higher. In such a transaction the purchaser is liable for stamp duty, unless there is an agreement to the contrary. In the context of the Transaction, Wave-Delaware will be regarded as the purchaser of the ordinary shares in Wave-Singapore. No stamp duty is payable if an instrument of transfer and agreement is not executed or the instrument of transfer is executed outside Singapore and not brought into Singapore.

The Singapore taxing authorities may take the view that certain documents executed in connection with the Transaction may be chargeable with stamp duty. Wave-Singapore intends to seek an adjudication from the Singapore tax authorities to obtain certainty that no stamp duty will be payable with respect to the exchange of shares in the Transaction in the manner it is proposed to be conducted.

MATERIAL TAX CONSIDERATIONS RELATING TO THE TRANSACTION TO HOLDERS OF WAVE-SINGAPORE ORDINARY SHARES

U.S. Federal Income Tax Considerations to Holders of Wave-Singapore Ordinary Shares

The following discussion is a summary of certain U.S. federal income tax considerations to U.S. Holders and to Non-U.S. Holders (each as defined below) of (i) exchanging Wave-Singapore ordinary shares for shares of Wave-Delaware common stock pursuant to the Scheme of Arrangement and (ii) owning and disposing of shares of Wave-Delaware common stock that are received pursuant to the Scheme of Arrangement. This discussion is based on and subject to the Code, the U.S. Treasury Regulations promulgated thereunder, published guidance of the IRS and court decisions, in each case, as of the date hereof, all of which are subject to change, possibly with retroactive effect, and to differing interpretations.

The following discussion assumes that the Transaction will be consummated as described in this proxy statement and applies only to U.S. Holders and Non-U.S. Holders that hold their Wave-Singapore ordinary shares, and that will hold their shares of Wave-Delaware common stock received pursuant to the Scheme of Arrangement, as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not constitute tax advice and does not address all aspects of U.S. federal income taxation that may be relevant to any particular holders in light of their personal circumstances, including any tax consequences arising under the Medicare contribution tax on net investment income, or to any holders subject to special treatment under the Code, such as:

•	banks, thrifts, mutual funds and other financial institutions;

•	real estate investment trusts and regulated investment companies;

•	traders in securities who elect to apply a mark-to-market method of accounting;

•	brokers, dealers or traders in securities or foreign currency;

•	tax-exempt organizations or governmental organizations;

•	insurance companies;

•	individual retirement and other deferred accounts;

•	persons whose functional currency is not the U.S. dollar;

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	“passive foreign investment companies,” “controlled foreign corporations” or “foreign controlled foreign corporations,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	persons subject to the alternative minimum tax;

•	persons deemed to sell Wave-Delaware common stock under the constructive sale provisions of the Code;

•	persons who hold their stock as part of a straddle, hedging, conversion, constructive sale or other risk reduction transaction;

•	persons who purchase or sell their stock as part of a wash sale for tax purposes;

•	“S corporations,” partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes, or other pass-through entities (and investors therein);

•	persons who received their stock through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;

•	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds;

•	persons subject to special tax accounting rules as a result of any item of gross income with respect to the stock being taken into account in a financial statement;

•

persons who own (directly, indirectly or constructively) five percent (5%) or more, by vote or value, of Wave-Singapore shares or, after completion of the Scheme of Arrangement, Wave-Delaware stock; and

•	persons who own Wave-Singapore Pre-Funded Warrants.

This discussion also does not address any considerations under the U.S. federal tax laws other than those pertaining to the income tax, nor does it address any state, local or non-U.S. tax considerations. We do not intend to seek any rulings from the IRS with respect to the Transaction, and there can be no assurance that the IRS will not take a position contrary to the tax consequences described herein or that such a contrary position would not be sustained by a court.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of Wave-Singapore ordinary shares or, after the completion of the Scheme of Arrangement, shares of Wave-Delaware common stock received in the Scheme of Arrangement, that for U.S. federal income tax purposes is:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

For purposes of this discussion, a “Non-U.S. Holder” means a beneficial owner of Wave-Singapore ordinary shares or, after the completion of the Scheme of Arrangement, shares of Wave-Delaware common stock received in the Scheme of Arrangement, that is an individual, corporation, estate or trust and, in each case, is not a U.S. Holder.

If an entity treated as a partnership for U.S. federal income tax purposes holds Wave-Singapore ordinary shares or, after the completion of the Scheme of Arrangement, shares of Wave-Delaware common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. A holder that is a partnership for U.S. federal income tax purposes and the partners in such partnership should consult their tax advisors about the U.S. federal income tax consequences of the Transaction to them and of the ownership and disposition of shares of Wave-Delaware common stock.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF WAVE-SINGAPORE ORDINARY SHARES OR, AFTER THE COMPLETION OF THE SCHEME, WAVE-DELAWARE SHARES OF COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE SCHEME OF ARRANGEMENT AND OF THE OWNERSHIP AND DISPOSITION OF WAVE-DELAWARE SHARES OF COMMON STOCK TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER U.S. FEDERAL TAX LAWS OTHER THAN THOSE PERTAINING TO INCOME TAX, INCLUDING ESTATE OR GIFT TAX LAWS, OR UNDER ANY STATE, LOCAL OR NON-U.S. TAX LAWS OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Characterization of the Exchange of Wave-Singapore Ordinary Shares for Shares of Wave-Delaware Common Stock Pursuant to the Scheme of Arrangement

For U.S. federal income tax purposes, the exchange of Wave-Singapore ordinary shares for shares of Wave-Delaware common stock pursuant to the Scheme of Arrangement and the U.S. Tax Election, taken together, are expected to qualify as a reorganization under Section 368(a)(1)(F) of the Code. A reorganization under Section 368(a)(1)(F) of the Code is a “mere change in identity, form, or place of organization of one corporation, however effected.” However, there is some uncertainty regarding whether the exchange of Wave-Singapore ordinary shares for shares of Wave-Delaware common stock pursuant to the Scheme of Arrangement and the U.S. Tax Election, taken together, will qualify for such treatment because there is no authority directly addressing a transaction involving the same facts. In addition, the Transaction is not conditioned on the receipt of a tax opinion, and we do not intend to request a ruling from the IRS regarding the U.S. federal income tax treatment of the Transaction. Consequently, no assurance can be given that the IRS will not challenge the qualification of the completion of the Scheme of Arrangement and the U.S. Tax Election, taken together, as a reorganization under Section 368(a)(1)(F) of the Code or that a court would not sustain such challenge. In such case, the Transaction could be treated as a taxable transaction for U.S. federal income tax purposes.

Material U.S. Federal Income Tax Considerations of the Transaction to U.S. Holders of Wave-Singapore Ordinary Shares

Receipt of Shares of Wave-Delaware Common Stock in a Section 368(a)(1)(F) Reorganization

Assuming that (i) the exchange of Wave-Singapore ordinary shares for shares of Wave-Delaware common stock pursuant to the Scheme of Arrangement and the U.S. Tax Election, taken together, qualify as a reorganization under Section 368(a)(1)(F) of the Code, (ii) the application of Section 367 of the Code does not result in adverse consequences (as discussed below under “Effects of Section 367 to U.S. Holders of Wave-Singapore Ordinary Shares”) and (iii) Wave-Singapore is not and has not been a PFIC (as discussed below under “PFIC Status”), a U.S. Holder that exchanges Wave-Singapore ordinary shares for shares of Wave-Delaware common stock pursuant to the Scheme of Arrangement should not recognize any gain or loss with respect to such exchange. Such U.S. Holder should have an aggregate adjusted tax basis in the shares of Wave-Delaware common stock received pursuant to the Scheme of Arrangement equal to the adjusted tax basis of the Wave-Singapore ordinary shares surrendered in exchange therefor by that U.S. Holder pursuant to the Scheme of Arrangement. The holding period for shares of Wave-Delaware common stock received pursuant to the Scheme of Arrangement should include the U.S. Holder’s holding period for the Wave-Singapore ordinary shares surrendered in exchange therefor.

U.S. Holders should consult their tax advisors about any reporting requirements and information statements that could be applicable to a U.S. Holder with respect to the Transaction and any potential consequences, including penalties, associated with a failure to satisfy such requirements.

Effects of Section 367

Section 367 of the Code applies to certain transactions involving foreign corporations, including a domestication of a foreign corporation in a transaction that qualifies as a reorganization under Section 368(a)(1)(F) of the Code. Subject to the discussion below under the section entitled “—PFIC Considerations,” Section 367 of the Code imposes U.S. federal income tax on certain United States persons in connection with transactions that would otherwise be tax-deferred. Section 367(b) of the Code should generally apply to U.S. Holders on the date of the completion of the Scheme of Arrangement.

U.S. Holders Who Own 10 Percent or More (By Vote or Value) of Wave-Singapore Ordinary Shares

A U.S. Holder who beneficially owns (actually or constructively) 10% or more of the total combined voting power of all classes of Wave-Singapore shares entitled to vote or 10% or more of the total value of all classes of

Wave-Singapore shares (a “10% U.S. Shareholder”) should consult its own tax advisor regarding the rules that may apply to such 10% U.S. Shareholder.

U.S. Holders Who Own Less Than 10 Percent (By Vote or Value) of Wave-Singapore Ordinary Shares

Subject to the discussion below under the section entitled “—PFIC Considerations,” a U.S. Holder whose Wave-Singapore ordinary shares, on the date of the completion of the Scheme of Arrangement, have a fair market value of $50,000 or more and who, on the date of the completion of the Scheme of Arrangement, is not a 10% U.S. Shareholder generally should recognize gain (but not loss) with respect to its Wave-Singapore ordinary shares in connection with the Scheme of Arrangement or, in the alternative, may elect to recognize the “all earnings and profits” amount attributable to such U.S. Holder’s Wave-Singapore ordinary shares as described below.

The “all earnings and profits amount” with respect to a U.S. Holder’s Wave-Singapore ordinary shares is the net positive earnings and profits of Wave-Singapore (as determined under the Treasury Regulations under Section 367 of the Code) attributable to such Wave-Singapore ordinary shares (as determined under Treasury Regulations under Section 367 of the Code). Treasury Regulations under Section 367 of the Code provide that the “all earnings and profits amount” attributable to a shareholder’s stock is determined according to the principles of Section 1248 of the Code. In general, Section 1248 of the Code and the Treasury Regulations thereunder provide that the amount of earnings and profits attributable to a block of stock (as defined in Treasury Regulations under Section 1248 of the Code) in a foreign corporation is the ratably allocated portion of the foreign corporation’s earnings and profits generated during the period the shareholder held the block of stock.

Subject to the discussion below under the section entitled “—PFIC Considerations,” unless a U.S. Holder makes the “all earnings and profits election” as described below, such U.S. Holder generally must recognize gain (but not loss) with respect to the shares of Wave-Delaware common stock received in the Scheme of Arrangement in an amount equal to the excess of the fair market value of such shares of Wave-Delaware common stock over the U.S. Holder’s adjusted tax basis in the Wave-Singapore ordinary shares exchanged in the Scheme of Arrangement. U.S. Holders who hold different blocks of Wave-Singapore ordinary shares (generally, Wave-Singapore ordinary shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

In lieu of recognizing any gain as described in the preceding paragraph, a U.S. Holder may elect to include in income as a deemed dividend paid by Wave-Singapore the “all earnings and profits amount” attributable to its Wave-Singapore ordinary shares under Section 367(b) of the Code. There are, however, strict conditions for making this election. This election must comply with applicable Treasury Regulations and generally must include, among other things:

•	a statement that the Scheme of Arrangement is a Section 367(b) exchange (within the meaning of the applicable Treasury Regulations);

•	a complete description of the Scheme of Arrangement;

•	a description of any stock, securities or other consideration transferred or received in the Scheme of Arrangement;

•	a statement describing the amounts required to be taken into account for U.S. federal income tax purposes;

•

a statement that the U.S. Holder is making the election that includes (A) a copy of the information that the U.S. Holder received from Wave-Singapore establishing and substantiating the U.S. Holder’s “all earnings and profits amount” with respect to the U.S. Holder’s Wave-Singapore ordinary shares and (B) a representation that the U.S. Holder has notified Wave-Singapore (or Wave-Delaware) that the U.S. Holder is making the election; and

•	certain other information required to be furnished with the U.S. Holder’s tax return or otherwise furnished pursuant to the Code or the Treasury Regulations.

In addition, the election must be attached by an electing U.S. Holder to such U.S. Holder’s timely filed U.S. federal income tax return for the year of the Transaction, and the U.S. Holder must send notice of making the election to Wave-Singapore or Wave-Delaware no later than the date such tax return is filed. In connection with this election, Wave-Singapore may in its discretion provide each U.S. Holder eligible to make such an election with information regarding Wave-Singapore’s earnings and profits upon written request.

Wave-Singapore expects to have a deficit in earnings and profits through the date of the completion of the Scheme of Arrangement and if that proves to be the case, U.S. Holders who make this election are not expected to have any income inclusion under Section 367(b) of the Code, provided that the U.S. Holder properly executes the election and complies with the applicable notice requirements. However, if it were ultimately determined that Wave-Singapore had positive earnings and profits through the date of the completion of the Scheme of Arrangement, a U.S. Holder that makes the election described herein could have an “all earnings and profits amount” with respect to its Wave-Singapore ordinary shares, and thus could be required to include that amount in income as a deemed dividend paid by Wave-Singapore under applicable Treasury Regulations as a result of the Scheme of Arrangement.

A U.S. Holder who is not a 10% U.S. Shareholder on the date of the completion of the Scheme of Arrangement and whose Wave-Singapore ordinary shares have a fair market value of less than $50,000 on the date of the completion of the Scheme of Arrangement generally should not be required to recognize any gain or loss or include any part of the “all earnings and profits amount” in income under Section 367 of the Code in connection with the Scheme of Arrangement. However, such U.S. Holder may be subject to taxation under the PFIC rules as discussed below under the section entitled “—PFIC Considerations.”

EACH U.S. HOLDER SHOULD CONSULT ITS TAX ADVISORS REGARDING THE CONSEQUENCES TO IT OF THE TRANSACTION INCLUDING MAKING AN ELECTION TO INCLUDE IN INCOME THE “ALL EARNINGS AND PROFITS AMOUNT” ATTRIBUTABLE TO ITS WAVE-SINGAPORE ORDINARY SHARES UNDER SECTION 367(b) OF THE CODE AND THE APPROPRIATE FILING REQUIREMENTS WITH RESPECT TO SUCH AN ELECTION.

ALL U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE EFFECT OF SECTION 367 OF THE CODE TO THEIR PARTICULAR CIRCUMSTANCES.

PFIC Considerations

Regardless of whether the completion of the Scheme of Arrangement and the U.S. Tax Election, taken together, qualify as a reorganization under Section 368(a)(1)(F) of the Code (in addition to the discussion under the section entitled “—Effects of Section 367 to U.S. Holders of Ordinary Shares” above), the Scheme of Arrangement could be a taxable event to U.S. Holders under the PFIC provisions of the Code if Wave-Singapore is considered a PFIC.

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually.

PFIC Status of Wave-Singapore

Based upon the composition of its income and assets and the manner in which it operates its business, Wave-Singapore believes it was not a PFIC for its 2025 taxable year or any prior taxable year and does not expect to be a PFIC for its 2026 taxable year. Due to the factual nature of the determination, no assurance can be given as to whether Wave-Singapore would be or would not be a PFIC for any taxable year.

Effects of PFIC Rules on the Transaction

Even if the completion of the Scheme of Arrangement and the U.S. Tax Election, taken together, qualify as a reorganization under Section 368(a)(1)(F) of the Code, Section 1291(f) of the Code requires that, to the extent provided in the Treasury Regulations, a United States person who disposes of stock of a PFIC recognize gain notwithstanding any other provision of the Code. No final Treasury Regulations are currently in effect under Section 1291(f) of the Code, but proposed Treasury Regulations under Section 1291(f) of the Code have been promulgated. If finalized in their current form, those proposed Treasury Regulations would not require gain recognition to U.S. Holders of Wave-Singapore ordinary shares as a result of the Scheme of Arrangement if Wave-Singapore is considered a PFIC and the completion of the Scheme of Arrangement and the U.S. Tax Election, taken together, qualify as a reorganization under Section 368(a)(1)(F) of the Code; however, a U.S. Holder would be required to recognize gain in connection with the Scheme of Arrangement if Wave-Singapore was classified as a PFIC at any time during such U.S. Holder’s holding period in its Wave-Singapore ordinary shares and the U.S. Holder had not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such Wave-Singapore ordinary shares or in which Wave-Singapore was a PFIC, whichever is later (or a QEF Election along with a purging election) or (b) a MTM Election (as defined below) with respect to such Wave-Singapore ordinary shares.

The tax on any such recognized gain would be imposed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of Wave-Singapore. Under these rules:

•	the U.S. Holder’s gain will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s Wave-Singapore ordinary shares;

•

the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which Wave-Singapore was a PFIC, will be taxed as ordinary income;

•

the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

In addition, the proposed Treasury Regulations provide coordinating rules with Section 367(b) of the Code, whereby, if the gain recognition rule of the proposed Treasury Regulations discussed in the preceding paragraph applies to a disposition of PFIC stock that results from a transfer with respect to which Section 367(b) of the Code requires the U.S. Holder to recognize gain or include an amount in income as a deemed dividend deemed paid by Wave-Singapore, the gain realized on the transfer is taxable under the rules described in the preceding paragraph, and the excess, if any, of the amount to be included in income under Section 367(b) of the Code over the gain realized is taxable as provided under Section 367(b) of the Code. See the discussion above under the section entitled “—Effects of Section 367 to U.S. Holders of Wave-Singapore Ordinary Shares.”

It is difficult to predict whether, in what form and with what effective date, final Treasury Regulations under Section 1291(f) of the Code may be adopted or how any such final Treasury Regulations would apply. If the proposed regulations under Section 1291(f) were finalized in the current form, U.S. Holders of Wave-Singapore ordinary shares that have not made a timely and effective QEF Election (or a QEF Election along with a purging election) or a MTM Election (each as defined below) (a “Non-Electing Shareholder”) may be subject to taxation under the PFIC rules in connection with the Scheme of Arrangement with respect to their Wave-Singapore ordinary shares in the manner set forth above.

Any gain recognized by a Non-Electing Shareholder of Wave-Singapore ordinary shares as a result of the Scheme of Arrangement pursuant to PFIC rules would be taxable income to such U.S. Holder, taxed under the PFIC rules in the manner set forth above, with no corresponding receipt of cash.

As noted above, absent a QEF Election (or a QEF Election along with a purging election) or a MTM Election, the completion of the Scheme of Arrangement could be a taxable event for U.S. Holders of Wave-Singapore ordinary shares under the PFIC rules regardless of whether the completion of the Scheme of Arrangement and the U.S. Tax Election, taken together, qualify as a reorganization under Section 368(a)(1)(F) of the Code if Wave-Singapore is considered a PFIC. If the completion of the Scheme of Arrangement and the U.S. Tax Election, taken together, qualify as a reorganization under Section 368(a)(1)(F) of the Code, absent a QEF Election (or a QEF Election along with a purging election) or a MTM Election, a U.S. Holder’s gain, if any, would be taxed under the PFIC rules in the manner set forth above.

ALL U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECTS OF THE PFIC RULES ON THE REDOMICILIATION, INCLUDING THE IMPACT OF ANY PROPOSED OR FINAL TREASURY REGULATIONS.

QEF Election and Mark-to-Market Election

The impact of the PFIC rules on a U.S. Holder of Wave-Singapore ordinary shares will depend on whether the U.S. Holder has made a timely and effective election to treat Wave-Singapore as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of Wave-Singapore ordinary shares during which Wave-Singapore qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. A purging election creates a deemed sale of the U.S. Holder’s Wave-Singapore ordinary shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to the purging election subject to the special PFIC tax and interest charge rules described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its Wave-Singapore ordinary shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its Wave-Singapore ordinary shares. U.S. Holders should consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder that made a timely and effective QEF Election (or a QEF Election along with a purging election) or a MTM Election (an “Electing Shareholder”) generally would not be subject to the adverse PFIC rules discussed above with respect to its Wave-Singapore ordinary shares in connection with the Transaction. As a result, such an Electing Shareholder generally should not recognize gain or loss as a result of the Transaction except to the extent described under “—Effects of Section 367 to U.S. Holders of Wave-Singapore Ordinary Shares” and subject to the discussion above under “—Receipt of Shares of Wave-Delaware Common Stock in a Section 368(a)(1)(F) Reorganization.” If an Electing Shareholder has made a QEF Election, it would instead include annually in gross income its pro rata share of the ordinary earnings and net capital gain of Wave-Singapore, whether or not such amounts are actually distributed.

The impact of the PFIC rules on a U.S. Holder of Wave-Singapore ordinary shares may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code. U.S. Holders who hold (actually or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the SEC (a “MTM Election”). No assurance can be given that the Wave-Singapore ordinary shares are considered to be marketable stock for purposes of the MTM Election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such U.S. Holders generally will not be subject to the special taxation rules of Section 1291 of the Code discussed herein with respect to their Wave-Singapore ordinary shares in connection with the Transaction or otherwise. Instead, in general, the U.S. Holder should include as ordinary income each year the excess, if any, of the fair market value of its Wave-Singapore ordinary shares at the end of its taxable year over its adjusted basis in its Wave-Singapore ordinary shares. The U.S. Holder also should recognize an ordinary loss in respect of the excess, if any, of its adjusted basis in its Wave-Singapore ordinary shares over the fair market value of its Wave-Singapore ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM Election). The U.S. Holder’s basis in its Wave-Singapore ordinary shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Wave-Singapore ordinary shares will be treated as ordinary income. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the PFIC stock, then the Section 1291 rules discussed above will apply to certain dispositions of, distributions on and other amounts taxable with respect to Wave-Singapore ordinary shares, including in connection with the Transaction.

THE PFIC RULES ARE COMPLEX AND THEIR APPLICATION IN CONNECTION WITH THE TRANSACTION DEPEND ON VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE, INCLUDING THE APPLICATION OF THE RULES ADDRESSING CIRCUMSTANCES WHERE THE PFIC RULES AND THE SECTION 367(b) RULES OVERLAP AND THE RULES RELATING TO CONTROLLED FOREIGN CORPORATIONS. ALL U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE CONSEQUENCES TO THEM OF THE PFIC RULES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION (OR A QEF ELECTION ALONG WITH A PURGING ELECTION), A MTM ELECTION OR ANY OTHER ELECTION IS AVAILABLE AND WHETHER AND HOW ANY OVERLAP RULES APPLY, AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION OR OVERLAP RULE AND THE IMPACT OF ANY PROPOSED OR FINAL TREASURY REGULATIONS APPLICABLE TO PFICS.

Material U.S. Federal Income Tax Considerations to U.S. Holders of Owning and Disposing of Shares of Wave-Delaware Common Stock Received in the Scheme of Arrangement

Dividends and Other Distributions on Shares of Wave-Delaware Common Stock

Any distribution made by Wave-Delaware to a U.S. Holder with respect to shares of Wave-Delaware common stock will generally be includible in the U.S. Holder’s gross income, in the year actually or constructively received, as a dividend to the extent that such distribution is paid out of Wave-Delaware’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). To the extent that the amount of the distribution exceeds Wave-Delaware’s current and accumulated earnings and profits (as determined under U.S. federal income tax principles), such excess will be treated first as a tax-free return of the U.S. Holder’s tax basis in the shares of Wave-Delaware common stock, and then, to the extent such excess amount exceeds the U.S. Holder’s tax basis in the shares of Wave-Delaware common stock, as capital gain. Subject to applicable limitations and requirements, dividends received on shares of Wave-Delaware common stock generally should be eligible for the “dividends received deduction” available to corporate stockholders. A dividend paid by Wave-Delaware to certain non-corporate U.S. Holders, including individuals, generally will be subject to taxation at preferential rates if certain holding period requirements are met.

Dispositions of Shares of Wave-Delaware Common Stock

A U.S. Holder will generally recognize taxable gain or loss on any sale, taxable exchange or other taxable disposition of a share of Wave-Delaware common stock equal to the difference between the amount realized for such share of Wave-Delaware common stock and the U.S. Holder’s adjusted tax basis in such share of Wave-Delaware common stock. Any such gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if, on the date of the disposition, the U.S. Holder has a holding period in such share of Wave-Delaware common stock that exceeds one year. Long-term capital gains derived by certain non-corporate U.S. Holders, including individuals, are generally subject to taxation at preferential rates. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Dividend payments with respect to shares of Wave-Delaware common stock and proceeds of a disposition of shares of Wave-Delaware common stock will generally be subject to information reporting to the IRS and may be subject to U.S. backup withholding unless a U.S. Holder furnishes such U.S. Holder’s correct U.S. taxpayer identification number (generally on IRS Form W-9) and complies with other applicable certification requirements, or otherwise establishes an exemption. Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules will be credited against a U.S. Holder’s federal income tax liability, and may entitle a U.S. Holder to a refund, provided that the required information is furnished to the IRS in a timely manner.

Material U.S. Federal Income Tax Considerations of the Scheme of Arrangement to Non-U.S. Holders of Wave-Singapore Ordinary Shares

Assuming that the exchange of Wave-Singapore ordinary shares for shares of Wave-Delaware common stock pursuant to the Scheme of Arrangement and the U.S. Tax Election, taken together, qualify as a reorganization under Section 368(a)(1)(F) of the Code, a Non-U.S. Holder that receives shares of Wave-Delaware common stock pursuant to the Scheme of Arrangement should not recognize any gain or loss with respect to the receipt of such shares of Wave-Delaware common stock for U.S. federal income tax purposes. Such Non-U.S. Holder should, for U.S. federal income tax purposes, have an aggregate adjusted tax basis in the shares of Wave-Delaware common stock received pursuant to the Scheme of Arrangement equal to the aggregate adjusted tax basis of the Wave-Singapore ordinary shares surrendered in exchange therefor by that Non-U.S. Holder pursuant to the Scheme of Arrangement. The holding period for shares of Wave-Delaware common stock received pursuant to the Scheme of Arrangement should include the Non-U.S. Holder’s holding period for the Wave-Singapore ordinary shares surrendered in exchange therefor.

Even if the exchange of Wave-Singapore ordinary shares for shares of Wave-Delaware common stock pursuant to the Scheme of Arrangement and the U.S. Tax Election, taken together, does not qualify as a reorganization under Section 368(a)(1)(F) of the Code as described above, a Non-U.S. Holder generally would not be subject to U.S. federal income tax on any gain recognized pursuant to the exchange except in the situations described in the first two bullet points below under the heading “Material U.S. Federal Income Tax Considerations to Non-U.S. Holders of Owning and Disposing of Shares of Wave-Delaware Common Stock Received in the Scheme of Arrangement—Dispositions of Shares of Wave-Delaware Common Stock.”

Non-U.S. Holders should consult their tax advisors about reporting requirements and information statements that could be applicable with respect to the Transaction and any potential consequences, including penalties, associated with a failure to satisfy such requirements.

Material U.S. Federal Income Tax Considerations to Non-U.S. Holders of Owning and Disposing of Shares of Wave-Delaware Common Stock Received in the Scheme of Arrangement

Dividends and Other Distributions on Shares of Wave-Delaware Common Stock

Any distribution made by Wave-Delaware to a Non-U.S. Holder with respect to shares of Wave-Delaware common stock will generally constitute a dividend for U.S. federal income tax purposes to the extent that such distribution is paid out of Wave-Delaware’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). To the extent that the amount of the distribution exceeds Wave-Delaware’s current and accumulated earnings and profits (as determined under U.S. federal income tax principles), such excess will be treated first as a tax-free return of the Non-U.S. Holder’s tax basis in the shares of Wave-Delaware common stock, and then, to the extent such excess amount exceeds the Non-U.S. Holder’s tax basis in the shares of Wave-Delaware common stock, as capital gain.

Subject to the discussion below regarding effectively connected income, dividends paid to a Non-U.S. Holder with respect to such Non-U.S. Holder’s shares of Wave-Delaware common stock generally will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividends (or a lower rate specified by an applicable income tax treaty, provided that the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying its qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their tax advisors regarding their entitlement to benefits under any applicable tax treaty.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder generally will not be subject to the 30% U.S. federal withholding tax described in the previous paragraph provided that the Non-U.S. Holder furnishes a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Any such effectively connected dividends will instead be subject to U.S. federal income tax on a net income basis at the regular rates applicable to United States persons. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or a lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Dispositions of Shares of Wave-Delaware Common Stock

A Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain realized upon the sale, taxable exchange or other taxable disposition of shares of Wave-Delaware common stock, unless:

•

the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, such gain is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States);

•	the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

•

the shares of Wave-Delaware common stock constitute a U.S. real property interest (“USRPI”) by reason of Wave-Delaware being, or having been, a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes at any applicable time within the shorter of the five-year period preceding the Non-U.S. Holder’s disposition of the shares of Wave-Delaware common stock or the Non-U.S. Holder’s holding period for the shares of Wave-Delaware common stock.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates applicable to United States persons. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

A Non-U.S. Holder described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or a lower rate specified by an applicable income tax treaty) on gain realized upon the sale, taxable exchange or other taxable disposition of shares of Wave-Delaware common stock, which may be offset by certain U.S. source capital losses of the Non-U.S. Holder, provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet point above, we currently do not anticipate Wave-Delaware being or becoming a USRPHC. However, because the determination at any time of whether Wave-Delaware is a USRPHC will depend on the fair market value of its USRPIs relative to the fair market value of its non-U.S. real property interests and other trade or business assets, there can be no assurance that Wave-Delaware will not be or become a USRPHC in the future. Even if Wave-Delaware were to be or become a USRPHC, gain arising from the sale or other taxable disposition by a Non-U.S. Holder of shares of Wave-Delaware common stock will not be subject to U.S. federal income tax if shares of Wave-Delaware common stock are “regularly traded,” as defined by applicable Treasury Regulations, on an established securities market, and such Non-U.S. Holder did not own, actually or constructively, more than five percent (5%) of the shares of Wave-Delaware common stock at any time during the shorter of the five-year period ending on the date of the sale or other taxable disposition of the shares of Wave-Delaware common stock or the Non-U.S. Holder’s holding period for the shares of Wave-Delaware common stock.

Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

Payments of dividends on shares of Wave-Delaware common stock will not be subject to backup withholding, provided that the Non-U.S. Holder certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information reporting will apply in connection with any distributions on shares of Wave-Delaware common stock paid to the Non-U.S. Holder, regardless of whether such distributions constitute dividends or whether any tax was actually withheld.

Proceeds of a sale or other taxable disposition of shares of Wave-Delaware common stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent receives the certification described above or the Non-U.S. Holder otherwise establishes an exemption. Proceeds of a disposition of shares of Wave-Delaware common stock conducted through a non-U.S. office of a non-U.S. broker that does not have certain enumerated relationships with the United States generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Additional Withholding Tax on Payments Made to Foreign Accounts

Withholding taxes may be imposed under Sections 1471 through 1474 of the Code (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on, and, subject to the proposed U.S. Treasury Regulations discussed below, gross proceeds from the sale or other disposition of, shares of Wave-Delaware common stock paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertakes to identify accounts held by certain “specified United States persons” or “United States-owned foreign entities” (each as defined in the Code), annually report certain information about such accounts and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States relating to FATCA may be subject to different rules.

Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA currently applies to payments of dividends on shares of Wave-Delaware common stock. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of shares of Wave-Delaware common stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Prospective investors should consult their tax advisors regarding the potential application of withholding under FATCA to their investment in shares of Wave-Delaware common stock.

THE U.S. FEDERAL INCOME TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH SHAREHOLDER SHOULD CONSULT THEIR TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO SUCH SHAREHOLDER.

Singapore Tax Considerations to Holders of Wave-Singapore Ordinary Shares

Material Singapore Tax Considerations of the Scheme of Arrangement to Existing Holders of Wave-Singapore Ordinary Shares

Singapore does not impose tax on capital gains. Any gains derived by any person from the disposal of the Wave-Singapore ordinary shares which are gains from any trade, business, profession or vocation carried on by that person, if accruing in or derived from Singapore, may be taxable as such gains are considered income in nature.

Pursuant to Section 10L of the ITA, gains received or deemed to be received in Singapore by an entity of a relevant group from the sale or disposal of any movable or immovable property outside Singapore (which could include Wave-Singapore ordinary shares registered in a register outside Singapore) will be treated as income chargeable to Singapore income tax, subject to certain exclusions.

In addition, holders of Wave-Singapore ordinary shares who apply, or who are required to apply, FRS 39, FRS 109 or SFRS(I) 9 for the purposes of Singapore income tax may be required to recognize gains or losses (not being gains or losses in the nature of capital) in accordance with the provisions of FRS 39, FRS 109 or SFRS(I) 9 (as the case may be) (as modified by the applicable provisions of Singapore income tax law).

Singapore has implemented a Domestic Top-up Tax and the Income Inclusion Rule pursuant to the MMT Act and its subsidiary legislation, which impose a minimum ETR of 15% on a defined tax base from FYs starting on or after 1 January 2025. Where holders of Wave-Singapore ordinary shares who are constituent entities of in-scope MNE groups recognize gains or losses in their financial statements (in accordance with the relevant accounting standards) as a result of the Transaction, they could be subject to top-up tax under the MMT Act. Holders should consult their own professional tax advisors regarding the potential Singapore tax consequences under the MMT Act.

Dividends on Shares of Common Stock of Wave-Delaware

Foreign-sourced income is only taxable in Singapore when such income is received or deemed to be received in Singapore. As Wave-Delaware is not tax resident in Singapore for Singapore tax purposes, dividends paid on shares of common stock of Wave-Delaware should generally be considered as sourced outside Singapore (unless such shares are held as part of a trade or business carried out in Singapore in which event the holders of such shares may be taxed on the dividends as they are derived).

Foreign-sourced dividends received or deemed received in Singapore by an individual not resident in Singapore would be exempt from Singapore income tax. This exemption will also apply in the case of a Singapore tax resident individual who receives such foreign-sourced dividends in Singapore (except where such income is received through a partnership in Singapore).

Foreign-sourced dividends received or deemed received by corporate investors in Singapore would be liable to Singapore tax. However, if the conditions for the exemption of Specified Foreign Income (defined below) are met, foreign-sourced dividends received by corporate investors resident in Singapore would be exempt from Singapore tax.

Foreign-sourced income in the form of dividends, branch profits and service income (“Specified Foreign Income”) received or deemed to be received in Singapore by Singapore tax resident companies are exempt from tax if certain prescribed conditions are met, including the following:

such income is subject to tax of a similar character to income tax under the law of the jurisdiction from which such income is received; and

at the time the income is received in Singapore, the highest rate of tax of a similar character to income tax (by whatever name called) levied under the law of the territory from which the income is received on any gains or profits from any trade or business carried on by any company in that territory at that time is not less than 15%.

In the case of dividends paid by a company resident in a territory from which the dividends are received, the “subject to tax condition” in (i) above is considered met where tax is paid in that territory by such company in respect of its income out of which such dividends are paid or tax is paid on such dividends in that territory from which such dividends are received.

Certain concessions and clarifications have also been announced by the Inland Revenue Authority of Singapore with respect to such conditions.

Gains on Disposal of Common Stock of Wave-Delaware

Singapore does not impose tax on capital gains. There are no specific laws or regulations which deal with the characterization of whether a gain is income or capital in nature. Any gains considered to be in the nature of capital made from the sale of common stock of Wave-Delaware will not be taxable in Singapore. However, any gains derived by any person from the sale of common stock of Wave-Delaware which are gains from any trade, business, profession or vocation carried on by that person, if accruing in or derived from Singapore, may be taxable as such gains are considered income in nature.

In addition, stockholders who apply, or who are required to apply, FRS 39, FRS 109 or SFRS(I) 9 for the purposes of Singapore income tax may be required to recognize gains or losses (not being gains or losses in the nature of capital) in accordance with the provisions of FRS 39, FRS 109 or SFRS(I) 9 (as the case may be) (as modified by the applicable provisions of Singapore income tax law) even though no sale or disposal of common stock of Wave- Delaware is made. Holders of common stock of Wave-Delaware who may be subject to such tax treatment should consult their own accounting and tax advisors regarding the Singapore income tax consequences of their acquisition, holding and disposal of common stock of Wave-Delaware.

Pursuant to Section 10L of the ITA, gains received or deemed to be received in Singapore by an entity of a relevant group from the sale or disposal of any movable or immovable property outside Singapore (which could include common stock of Wave-Delaware) will be treated as income chargeable to Singapore income tax, subject to certain exclusions. Stockholders who may be subject to the tax treatment under Section 10L of the ITA should consult their own professional tax advisors regarding the Singapore income tax consequences of their sale or disposal of the shares.

THE STATEMENTS MADE HEREIN REGARDING TAXATION ARE GENERAL IN NATURE AND BASED ON CERTAIN ASPECTS OF THE TAX LAWS OF SINGAPORE AND ADMINISTRATIVE GUIDELINES ISSUED BY THE RELEVANT AUTHORITIES IN FORCE AS OF THE DATE OF THIS DOCUMENT AND ARE SUBJECT TO ANY CHANGES IN SUCH LAWS OR ADMINISTRATIVE GUIDELINES, OR IN THE INTERPRETATION OF THESE LAWS OR GUIDELINES, OCCURRING AFTER SUCH DATE, WHICH CHANGES COULD BE MADE ON A RETROSPECTIVE BASIS. THESE LAWS AND GUIDELINES ARE ALSO SUBJECT TO VARIOUS INTERPRETATIONS AND THE RELEVANT TAX AUTHORITIES OR THE COURTS COULD LATER DISAGREE WITH THE EXPLANATIONS OR CONCLUSIONS SET OUT BELOW. THE STATEMENTS BELOW ARE NOT TO BE REGARDED AS ADVICE ON THE TAX POSITION OF ANY HOLDER OF WAVE-SINGAPORE ORDINARY SHARES OR OF ANY PERSON ACQUIRING, SELLING OR OTHERWISE DEALING WITH WAVE-SINGAPORE ORDINARY SHARES OR SHARES OF COMMON STOCK OF WAVE-DELAWARE OR ON ANY TAX IMPLICATIONS ARISING FROM THE EXCHANGE OF WAVE-SINGAPORE ORDINARY SHARES FOR SHARES OF COMMON STOCK OF WAVE-DELAWARE. THE STATEMENTS MADE HEREIN DO NOT PURPORT TO BE A COMPREHENSIVE OR EXHAUSTIVE DESCRIPTION OF ALL OF THE TAX CONSIDERATIONS THAT MAY BE RELEVANT TO A DECISION TO PURCHASE, OWN OR DISPOSE OF WAVE-SINGAPORE ORDINARY SHARES OR TO EXCHANGE WAVE-SINGAPORE ORDINARY SHARES FOR SHARES OF COMMON STOCK OF WAVE-DELAWARE AND DO NOT PURPORT TO DEAL WITH THE TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF SHAREHOLDERS SOME OF WHICH (SUCH AS DEALERS IN SECURITIES) MAY BE SUBJECT TO SPECIAL RULES. HOLDERS OF WAVE-SINGAPORE ORDINARY SHARES ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SINGAPORE OR OTHER TAX CONSEQUENCES OF THE SCHEME ARRANGEMENT, OWNERSHIP OR DISPOSAL OF WAVE-SINGAPORE ORDINARY SHARES AND THE EXCHANGE OF WAVE-SINGAPORE ORDINARY SHARES FOR SHARES OF COMMON STOCK OF WAVE-DELAWARE. THE STATEMENTS BELOW ARE BASED ON THE ASSUMPTION THAT WAVE-DELAWARE IS NOT TAX RESIDENT IN SINGAPORE FOR SINGAPORE INCOME TAX PURPOSES. IT IS EMPHASIZED THAT NONE OF WAVE-SINGAPORE, WAVE-DELAWARE, AND ANY OTHER PERSONS INVOLVED IN THE PREPARATION OF THIS DOCUMENT ACCEPTS RESPONSIBILITY FOR ANY TAX EFFECTS OR LIABILITIES RESULTING FROM THE PURCHASE, HOLDING OR DISPOSAL OF WAVE-SINGAPORE ORDINARY SHARES OR FROM THE EXCHANGE OF WAVE-SINGAPORE ORDINARY SHARES FOR SHARES OF COMMON STOCK OF WAVE-DELAWARE.

United Kingdom Tax Considerations to Holders of Wave-Singapore Ordinary Shares

The following statements are of a general nature and do not purport to be a complete analysis of all potential UK tax consequences of holding or disposing of the Wave-Singapore ordinary shares or acquiring the Wave-Delaware common stock. They are based on current UK tax law and on the current published practice of HM Revenue and Customs (“HMRC”) (which may not be binding on HMRC), as of the date of this proxy statement, all of which are subject to change, possibly with retrospective effect. They are intended to address certain UK tax consequences for those who hold Wave-Singapore ordinary shares and will hold Wave-Delaware common stock, where such holders are tax resident in (and only in) the United Kingdom (or, in the case of corporate holders, who are not residents but carry on business in the UK through a permanent establishment with which their investment in us is connected), and in the case of individuals, who are the absolute beneficial owners of the ordinary shares and any dividends paid on them and who hold the ordinary shares as investments (other than in an individual savings account or a self-invested personal pension) (the “U.K. Holders”). They do not address the UK tax consequences which may be relevant to certain classes of shareholders such as traders, brokers, dealers, banks, financial institutions, insurance companies, investment companies, collective investment schemes, tax-exempt organizations, trustees, persons connected with us or our group, persons holding their ordinary shares as part of hedging or conversion transactions, persons who have (or are deemed to have) acquired their ordinary shares by virtue of an office or employment, and holders of ordinary shares who are or have been officers or employees of a company forming part of our group. The statements do not apply to U.K. Holder who either directly or indirectly hold or control 10% or more of the share capital (or class thereof), voting power or profits of Wave-Singapore.

For U.K. Holders, the exchange of Wave-Singapore ordinary shares for shares of Wave-Delaware common stock pursuant to the Scheme of Arrangement should qualify as a ‘share for share’ exchange within the meaning of Section 135 of Taxation of Chargeable Gains Act 1992 (“TCGA 1992”), provided that relevant conditions are met. In this case, U.K. Holders should not be treated as making a disposal of all or part of their shareholding of Wave-Singapore ordinary shares and no liability to UK CGT or corporation tax on chargeable gains should arise as a result of the exchange. Instead, the shares of Wave-Delaware common stock received pursuant to the Scheme of Arrangement should, for the purposes of UK CGT and UK corporation tax on chargeable gains, be treated as the same asset and as having been acquired at the same time as the Wave-Singapore ordinary shares for which they were exchanged.

A U.K. Holder should only be eligible for the above treatment provided that the exchange does not form part of a scheme or arrangement of which the main purpose, or one of the main purposes, is avoidance of liability to UK corporation tax or UK CGT (the “Section 137 Condition”). If the Section 137 Condition is not satisfied, the relief under Section 135 of TCGA 1992 will not apply. In those circumstances, U.K. Holders may be treated as having disposed of their Wave-Singapore ordinary shares in consideration for the receipt of shares of Wave-Delaware common stock pursuant to the Scheme of Arrangement, which may, depending on the individual circumstances of the U.K. Holders, give rise to a chargeable gain or an allowable loss for UK CGT or corporation tax purposes.

The statements summarise the current position and are intended as a general guide only. U.K. Holders who are in any doubt as to their tax position or who may be subject to tax in a jurisdiction other than the United Kingdom are strongly recommended to consult their own professional tax advisors.

DESCRIPTION OF WAVE-DELAWARE CAPITAL STOCK

The following description of Wave-Delaware’s capital stock is a summary. This summary is subject to the General Corporation Law of the State of Delaware (the “DGCL”) and the complete text of Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws to be in place at the closing of the Transaction which will be substantially in the forms attached as Annex C and Annex D, respectively, to this proxy statement. We encourage you to read that law and the amended and restated certificate of incorporation and the amended and restated bylaws of Wave-Delaware carefully.

There are differences between Wave-Singapore’s constitution and the Wave-Delaware amended and restated certificate of incorporation and amended and restated bylaws as they are expected to be in effect after the Transaction, especially relating to changes (i) that are required by Delaware law (i.e., certain provisions of the Wave-Singapore constitution were not replicated in the amended and restated certificate of incorporation and the amended and restated bylaws of Wave-Delaware because the DGCL would not permit such replication, and certain provisions were included in the amended and restated certificate of incorporation and the amended and restated bylaws of Wave-Delaware although they were not in the Wave-Singapore constitution because the DGCL requires such provisions to be included in the certificate of incorporation and bylaws of a Delaware corporation or to provide for related provisions customarily provided in respect of publicly-traded Delaware corporations), or (ii) that are necessary in order to preserve the current rights of shareholders and powers of the board of directors of Wave following the Transaction. See “Comparison of Rights of Singapore Shareholders and Delaware Stockholders.”

General

The Wave-Delaware amended and restated certificate of incorporation will authorize 500,000,000 shares of common stock, $0.001 par value per share, and 30,000,000 shares of preferred stock, $0.001 par value per share.

Common Stock

Voting Rights

Each holder of Wave-Delaware common stock will be entitled to one vote for each share on all matters submitted to a vote of the Wave-Delaware stockholders, including the election of directors. Wave-Delaware stockholders will not have cumulative voting rights in the election of directors. As a result, subject to the special rights of the holders of one or more outstanding series of preferred stock to elect directors, at a duly called or convened meeting of stockholders at which a quorum is present, a plurality of the votes cast will be able to elect all of the directors then standing for election.

Dividends

Subject to the rights of the holders of any class or series of preferred stock as may be set forth in the certificate of designations for such class or series of preferred stock, holders of Wave-Delaware common stock will be entitled to receive dividends, if any, as may be declared from time to time by the Wave-Delaware board of directors out of legally available funds. Dividends may be paid in cash, in property or in shares of Wave-Delaware’s capital stock. Declaration and payment of any dividend will be subject to the discretion of the Wave-Delaware board of directors. The time and amount of dividends will be dependent upon our results of operations, financial condition, contractual restrictions and capital requirements, the provisions of Delaware law affecting the payment of distributions to stockholders and any other factors the Wave-Delaware board of directors may consider relevant.

Liquidation

In the event of Wave-Delaware’s liquidation, dissolution or winding up, holders of Wave-Delaware common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of Wave-Delaware’s debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then outstanding shares of preferred stock.

Rights and Preferences

Holders of Wave-Delaware common stock will have no preemptive, conversion, subscription or other rights, and there are no redemption or sinking fund provisions applicable to Wave-Delaware’s common stock. The rights, preferences and privileges of the holders of Wave-Delaware common stock are subject to and may be adversely affected by the rights of the holders of shares of any series of Wave-Delaware preferred stock, including any series of preferred stock that Wave-Delaware may designate in the future.

Fully Paid and Non-Assessable

All outstanding shares of common stock of Wave-Delaware are, and the shares of common stock to be issued upon the completion of this Transaction will be, fully paid and non-assessable.

Preferred Stock

The Wave-Delaware amended and restated certificate of incorporation will authorize the board of directors of Wave-Delaware to issue preferred stock in one or more series and to determine the preferences, limitations and relative rights of any shares of preferred stock that it shall choose to issue, without vote or action by the stockholders.

Pre-Funded Warrants

As of April 7, 2026, Wave-Singapore has Pre-Funded Warrants outstanding to purchase up to 11,600,257 ordinary shares of Wave-Singapore. In connection with the Scheme of Arrangement, we expect that the Pre-Funded Warrants will be assigned to and the obligations thereunder assumed by Wave-Delaware and following the effective time of the Transaction, the Pre-Funded Warrants will be exercisable for shares of common stock of Wave-Delaware in lieu of ordinary shares of Wave-Singapore. The Pre-Funded Warrants are otherwise expected to remain outstanding in accordance with their existing terms.

The Pre-Funded Warrants are exercisable at any time after their original issuance and on or prior to 5:00 p.m. (New York City time) on the five-year anniversary of the original issuance dates, which were June 16, 2022, September 27, 2024, and December 11, 2025, respectively. Following completion of the Transaction and the assumption of the Pre-Funded Warrants by Wave-Delaware, it is expected that the Pre-Funded Warrants will be exercisable, at the option of each holder, in whole or in part by delivering to Wave-Delaware a duly executed exercise notice and by payment in full of the exercise price in immediately available funds for the number of share(s) of Wave-Delaware common stock purchased upon such exercise. As an alternative to payment in immediately available funds, the holder may elect to exercise the Pre-Funded Warrant through a cashless exercise, in which the holder would receive upon such exercise the net number of shares of Wave-Delaware common stock determined according to the formula set forth in the Pre-Funded Warrant. No fractional shares of Wave-Delaware common stock will be issued in connection with the exercise of a Pre-Funded Warrant following the completion of the Transaction.

Exercise Limitations

Following their assumption by and assignment to Wave-Delaware in connection with the Transaction under the Pre-Funded Warrants, unless and until the Stockholder Approval (as defined below) is obtained, we may not effect the exercise of any Pre-Funded Warrants, and a holder will not be entitled to exercise any portion of any Pre-Funded Warrants, which, upon giving effect to such exercise, would cause (i) the aggregate number of our ordinary shares beneficially owned by the holder (together with its affiliates) to exceed, depending on the terms of the applicable Pre-Funded Warrants and in certain cases at the election of the holder, either 4.99%, 9.99% or 19.99% of the number of our ordinary shares outstanding immediately after giving effect to the exercise, or (ii) the combined voting power of our securities beneficially owned by the holder (together with its affiliates) to exceed, depending on the terms of the applicable Pre-Funded Warrants and in certain cases at the election of the holder, either 4.99%, 9.99% or 19.99% of the combined voting power of all of our securities then outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants. However, any holder may increase or decrease such percentage to any other percentage not exceeding 19.99%, in the case of an increase, upon 61 days’ prior notice from the holder to us.

Following their assumption by and assignment to Wave-Delaware in connection with the Transaction, upon the written request of the holder delivered to us, we will be required to use commercially reasonable efforts to obtain stockholder approval (the “Stockholder Approval”), at our next regularly scheduled annual meeting of stockholders, for the issuance of the pre-funded warrant shares upon the exercise of all or any portion of the Pre-Funded Warrants such that such issuance of pre-funded warrant shares will comply with the Listing Rules of the Nasdaq Stock Market, including, without limitation, Listing Rule 5635, and applicable law. In the event that the holder requests the Stockholder Approval, we will be required to use commercially reasonable efforts to obtain Stockholder Approval at our next regularly scheduled annual meeting, and if Stockholder Approval is not obtained at such meeting for any reason, then the holder may again request Stockholder Approval each year pursuant to and subject to the terms of the Pre-Funded Warrants, at each of our subsequent regularly scheduled annual meetings that occur prior to the termination date of the Pre-Funded Warrants. We will not be obligated to seek the Stockholder Approval at any stockholder meeting other than our regularly scheduled annual stockholder meeting and such written request of the holder must be received by us at least 90 days in advance of such annual meeting.

Exercise Price

After the Pre-Funded Warrants are assumed by Wave-Delaware, we expect that the exercise price per whole stock of our common stocks purchasable upon the exercise of the Pre-Funded Warrants will be $0.0001 per share of common, as adjusted from time to time. The exercise price of the Pre-Funded Warrants and the number of our shares of common issuable upon exercise of the Pre-Funded Warrants will be subject to appropriate adjustment in the event of certain share dividends and distributions, share splits, share combinations, reclassifications or similar events affecting our common shares.

Transferability

After the Pre-Funded Warrants are assigned to and assumed by Wave-Delaware, subject to applicable laws, the Pre-Funded Warrants may be offered for sale, sold, transferred or assigned without our consent.

Exchange Listing

Following assignment to and assumption by Wave-Delaware of the Pre-Funded Warrants, we do not plan on applying to list the Pre-Funded Warrants on the Nasdaq, any other national securities exchange or any other nationally recognized trading system.

Fundamental Transactions

After the Pre-Funded Warrants are assumed by Wave-Delaware, in the event of a fundamental transaction, as described in the Pre-Funded Warrants and generally including any reorganization, recapitalization or reclassification of our shares of common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding common stock, or any person or group becoming the beneficial owner of 50% of the voting power (represented by our outstanding common stock), upon consummation of such a fundamental transaction, we expect that the holders of the Pre-Funded Warrants will be entitled to receive upon exercise of the Pre-Funded Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Pre-Funded Warrants immediately prior to such fundamental transaction without regard to any limitations on exercise contained in the Pre-Funded Warrants.

No Rights as a Stockholder

After the Pre-Funded Warrants are assigned to and assumed by Wave-Delaware, except by virtue of such holder’s ownership of our common stock, the holder of a Pre-Funded Warrant will not have the rights or privileges of a holder of our common stock, including any voting rights, until the holder exercises the Pre-Funded Warrant. In the event of certain distributions, including cash dividends, if any, to all holders of our common stock for no consideration, following their assumption by Wave-Delaware, we expect that the holder of a Pre-Funded Warrant will be entitled to participate in such distributions to the same extent as if a holder of our common stock, subject to not exceeding the ownership limitations described above under “—Exercise Limitations,” in which case such distribution would be held in abeyance for the benefit of such holder until the earlier of such time as the ownership limitations would not be exceeded or the Pre-Funded Warrant is exercised.

Annual Stockholder Meetings

The Wave-Delaware amended and restated certificate of incorporation and amended and restated bylaws will provide that annual stockholder meetings will be held at a date, place (if any) and hour, as exclusively selected by the Wave-Delaware board of directors. To the extent permitted under applicable law, Wave-Delaware may but is not obligated to conduct meetings by remote communications, including by webcast.

Anti-Takeover Effects of Provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Wave-Delaware and Delaware Law

The DGCL contains and Wave-Delaware’s Governing Documents will contain provisions that may delay, defer, or discourage another party from acquiring control of Wave-Delaware. We expect that these provisions, which are summarized below, will discourage coercive takeover practices or inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of Wave-Delaware to first negotiate with the Wave-Delaware board of directors, which we believe may result in an improvement of the terms of any such acquisition in favor of Wave-Delaware stockholders. However, they will also give the Wave-Delaware board of directors the power to discourage acquisitions that some stockholders may favor. These provisions will replace and substitute applicable Singapore law and it cannot be predicted whether they will make an acquisition more or less likely compared to those provisions.

Delaware Anti-Takeover Statute

Wave-Delaware will be subject to Section 203 of the DGCL, which prohibits persons deemed “interested stockholders” from engaging in a “business combination” with a publicly-held Delaware corporation for three (3) years following the date these persons become interested stockholders unless the business combination is, or the transaction in which the person became an interested stockholder was, approved in a prescribed manner or another prescribed exception applies. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within three (3) years prior to the determination of interested stockholder status did own, 15% or more of a corporation’s voting stock and a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. The existence of this provision may have an anti-takeover effect with respect to transactions not approved in advance by the Wave-Delaware board of directors, such as discouraging takeover attempts that might result in a premium over the market price of Wave-Delaware’s common stock.

Undesignated Preferred Stock

The ability to authorize undesignated preferred stock will make it possible for the Wave-Delaware board of directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of Wave-Delaware. These and other provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of Wave-Delaware.

Stockholder Action and Special Stockholder Meetings

Wave-Delaware’s amended and restated certificate of incorporation will provide that, except as otherwise provided in the amended and restated certificate of incorporation or in the applicable certificate of designation related to any series of preferred stock, any action required or permitted to be taken by its stockholders must be effected at a duly called annual or special meeting of its stockholders and may not be effected by any consent in writing by its stockholders. Wave-Delaware’s amended and restated certificate of incorporation will further provide, subject to the special rights of the holders of one or more outstanding series of preferred stock, that special meetings of its stockholders may be called only by or at the direction of the Wave-Delaware board, the Chairperson of the Wave-Delaware board or Wave-Delaware’s Chief Executive Officer or President, thus prohibiting a stockholder (in his, her or its capacity as a stockholder) from calling a special meeting. These provisions might delay the ability of Wave-Delaware stockholders to force consideration of a proposal or for stockholders to take any action, including the removal of directors.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

Wave-Delaware’s amended and restated bylaws will provide advance notice procedures for stockholders seeking to bring business before Wave-Delaware’s annual meeting of stockholders or to nominate candidates for election as directors at Wave-Delaware’s annual meeting of stockholders. Wave-Delaware’s amended and restated bylaws will also specify certain requirements regarding the form and content of a stockholder’s notice. These provisions might preclude Wave-Delaware stockholders from bringing matters before the annual meeting of stockholders or from making nominations for directors at the annual meeting of stockholders if the proper procedures are not followed. We expect that these provisions might also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of Wave-Delaware.

Supermajority Requirements for Certain Amendments of Wave-Delaware’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws

Certain amendments to Wave-Delaware’s amended and restated certificate of incorporation will require the approval of 66-2/3% of the voting power of all then-outstanding shares of Wave-Delaware entitled to vote thereon, voting together as a single class.

Composition of the Board of Directors; Election and Removal of Directors; Filling Vacancies

The Wave-Delaware board will determine from time to time by resolution the total number of directors that will constitute the whole board of directors. Subject to the special rights of the holders of one or more outstanding series of preferred stock to elect directors, in any election of directors at a duly called or convened meeting of stockholders at which a quorum is present, a director nominee for the Wave-Delaware board will be elected by the affirmative vote of a plurality of the votes cast with respect to such director. An incumbent director who is nominated for an election and fails to receive a plurality of the votes present and voting for such director’s re-election would be expected to tender their resignation to Wave-Delaware. The directors of Wave-Delaware are elected and shall hold office until the next annual election and until their respective successors are duly elected and qualified.

The amended and restated certificate of incorporation of Wave-Delaware will provide that, subject to the special rights of the holders of one or more outstanding series of preferred stock to elect directors, the directors of Wave-

Delaware may be removed with or without cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding voting stock entitled to vote at an election of directors. Furthermore, subject to (i) the special rights of the holders of one or more outstanding series of preferred stock to elect directors and (ii) the rights of Wave-Delaware stockholders to fill a vacancy created by the removal of a director at a meeting of stockholders held for that purpose, a majority of the Wave-Delaware board will have the exclusive right to appoint a director to fill a vacancy created by the expansion of the Wave-Delaware board or the resignation, death or removal of a director. This system of electing and removing directors and filling vacancies may tend to discourage a third party from making a tender offer or otherwise attempting to obtain control of Wave-Delaware, because it generally makes it more difficult for stockholders to replace a majority of the directors.

Choice of Forum

The Wave-Delaware amended and restated certificate of incorporation will provide that, unless Wave-Delaware consents in writing to the selection of an alternative forum, (i) the Court of Chancery of the State of Delaware will be the exclusive forum for: any derivative action, suit or proceeding brought on Wave-Delaware’s behalf; any action, suit or proceeding asserting a claim of a breach of fiduciary duty; any action, suit or proceeding asserting a claim against Wave-Delaware arising pursuant to the DGCL or the amended and restated certificate of incorporation and the amended and restated bylaws of Wave-Delaware or any action, suit or proceeding asserting a claim against Wave-Delaware that is governed by the internal affairs doctrine, and (ii) the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, including all causes of action asserted against any defendant to such complaint.

Any person or entity purchasing or otherwise acquiring or holding or owning (or continuing to hold or own) any interest in any of our securities shall be deemed to have notice of and consented to the foregoing provisions. Although we believe these exclusive forum provisions benefit us by providing increased consistency in the application of Delaware law and federal securities laws in the types of lawsuits to which each applies, the exclusive forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum of its choosing for disputes with us or our current or former directors, officers, stockholders or other employees, which may discourage such lawsuits against us or our current and former directors, officers, stockholders and other employees. In addition, our stockholders may incur additional costs as a result of these exclusive forum provisions. Our stockholders will not be deemed to have waived compliance with the federal securities laws and the rules and regulations thereunder as a result of our exclusive forum provisions.

Although the Wave-Delaware certificate of incorporation will contain the choice of forum provision described above, it is possible that a court could find that such a provision is inapplicable for a particular claim or action or that such provision is unenforceable. If a court were to find the exclusive forum provision contained in our amended and restated certificate of incorporation to be inapplicable or unenforceable in an action, we may incur significant additional costs associated with resolving such dispute, as well as resolving such action in other jurisdictions, all of which may adversely affect our business, financial condition, and results of operations.

Limitations of Liability and Indemnification Matters

Wave-Delaware’s amended and restated certificate of incorporation will provide that Wave-Delaware shall have the power to provide rights to indemnification and advancement of expenses to, among others, its current and former directors and officers. The DGCL provides that the certificate of incorporation may not eliminate or limit the liability of:

•	a director or officer for any breach of the director or officer’s duty of loyalty to Wave-Delaware or its stockholders;

•	a director or officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	a director pursuant to Section 174 of the DGCL;

•	a director or officer for any transaction from which the director or officer derived an improper personal benefit; or

•	an officer in any action by or in the right of Wave-Delaware.

Wave-Delaware’s amended and restated bylaws will provide that Wave-Delaware must indemnify its directors and officers to the fullest extent permitted by law. Wave-Delaware will also be required to advance certain expenses (including attorneys’ fees) to its directors and officers and is expressly authorized to carry directors’ and officers’ insurance providing indemnification for its directors and officers for some liabilities. Wave-Singapore has entered into agreements to indemnify the Wave-Singapore directors and executive officers and Wave-Delaware expects to enter into agreements to indemnify the Wave-Delaware directors and executive officers as determined by the Wave-Delaware board. With specified exceptions, these agreements provide for indemnification for related expenses, including, among other things, attorneys’ fees, judgments, fines and settlement amounts actually and reasonably incurred by any of these individuals in any action or proceeding to the fullest extent permitted by applicable law. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. Wave-Delaware will also maintain directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in the Wave-Delaware amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against Wave-Delaware directors and officers for any breach of fiduciary duty. They may also reduce the likelihood of derivative litigation against Wave-Delaware directors and officers, even though an action, if successful, might benefit Wave-Delaware and its stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent that Wave-Delaware pays the costs of settlement and damages.

Uncertificated Shares

Holders of shares of capital stock of Wave-Delaware will not have the right to require Wave-Delaware to issue certificates for their shares. While Wave-Delaware may in the future issue certificated shares, our current expectation is that Wave-Delaware will only issue uncertificated shares going forward.

Stock Exchange Listing

We intend to make application so that, upon the consummation of the Transaction, Wave-Delaware shares of common stock (for which there is currently no established public trading market) will be listed on Nasdaq under the symbol “WVE,” the same symbol under which your Wave-Singapore ordinary shares are currently listed.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock will be Computershare Trust Company, N.A. The transfer agent and registrar’s address is 150 Royall Street, Canton, Massachusetts 02021.

Registration Rights Agreements

Registration Rights under Wave-Singapore’s Share Purchase Agreement with Pfizer

In connection with the Scheme of Arrangement, we expect that the Share Purchase Agreement (the “Pfizer Share Purchase Agreement”), dated as of May 5, 2016, by and between Wave-Singapore and an affiliate of Pfizer Inc. (the “Pfizer Affiliate”), providing the Pfizer Affiliate with certain registration rights relating to the Wave-Singapore ordinary shares purchased by the Pfizer Affiliate pursuant to the Pfizer Share Purchase Agreement will be assigned to and assumed by Wave-Delaware such that the existing rights and restrictions in the Pfizer Share Purchase Agreement will apply in respect of the Pfizer Affiliate’s holdings of Wave-Delaware common stock received in the Transaction in exchange for its Wave-Singapore ordinary shares.

After giving effect to the Transaction and following its assumption by Wave-Delaware, under the terms of the Pfizer Share Purchase Agreement, pursuant to which the Pfizer Affiliate purchased 1,875,000 Wave-Singapore ordinary shares (the “Pfizer Shares”), subject to certain conditions and limitations, Wave-Delaware will provide certain demand registration rights to the Pfizer Affiliate in order to register all or a portion of the Pfizer Shares (which, following the effective time of the Transaction, will be shares of Wave-Delaware common stock) purchased by the Pfizer Affiliate. The Pfizer Share Purchase Agreement also provides the Pfizer Affiliate with certain “piggyback” registration rights for a certain period of time, subject to certain conditions and limitations, such that following the assumption of the Pfizer Share Purchaser Agreement by Wave-Delaware, when Wave-Delaware proposes to register its shares of common stock for account, the Pfizer Affiliate will have the right to include some or all of the Pfizer Shares in such registration. The Pfizer Share Purchase Agreement also contains other customary terms and conditions of the parties with respect to the registration of the Pfizer Shares.

Registration Rights under Wave-Singapore’s Share Purchase Agreement and Investor Agreement with GSK

In connection with the Scheme of Arrangement, we expect that the Share Purchase Agreement (“GSK Share Purchase Agreement”), dated as of December 13, 2022, by and between Wave-Singapore and Glaxo Group Limited (“GGL”), an affiliate of GlaxoSmithKline Intellectual Property (No. 3) (“GSK”) and the related Investor Agreement (the “GSK Investor Agreement” and together with the GSK SPA, the “GSK Agreements”), dated as of January 26, 2023, by and between Wave-Singapore and GGL providing GGL with certain registration rights relating to the Wave-Singapore ordinary shares purchased by GGL pursuant to the GSK Share Purchase Agreement will be assumed by Wave-Delaware such that the existing rights and restrictions in the GSK Agreements will apply in respect of GGL’s holdings of Wave-Delaware common stock received in the Transaction in exchange for its Wave-Singapore ordinary shares.

After giving effect to the Transaction and following its assumption by Wave-Delaware, under the terms of the GSK Investor Agreement, pursuant to which GGL purchased 10,688,762 Wave-Singapore ordinary shares (the “GGL Shares”), subject to certain conditions and limitations, Wave-Delaware will provide certain demand registration rights to GGL in order to register all or a portion of the GGL Shares (which, following the effective time of the Transaction, will be shares of Wave-Delaware common stock) purchased by GGL. The GSK Investor Agreement also provides GGL with certain “piggyback” registration rights for a certain period of time, subject to certain conditions and limitations, such that, following the assumption of the GSK Agreements by Wave-Delaware, when Wave-Delaware proposes to register its shares of common stock for account, GGL will have the right to include some or all of the GGL Shares in such registration. The GSK Investor Agreement also contains other customary terms and conditions of the parties with respect to the registration of GGL Shares.

COMPARISON OF RIGHTS OF SINGAPORE SHAREHOLDERS AND DELAWARE STOCKHOLDERS

Your rights as a shareholder of Wave-Singapore and the powers of Wave-Singapore’s Board of Directors are governed by Singapore law and Wave-Singapore’s constitution. As a result of the Transaction, you will become a stockholder of Wave-Delaware, and your rights and the powers of Wave-Delaware’s board of directors will be governed by Delaware law and Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws, in each case as they will be in effect upon the completion of the Transaction.

Many of the principal attributes of Wave-Singapore’s ordinary shares and Wave-Delaware’s shares of common stock will be substantially the same. However, there are differences between what your rights are under Singapore law and what they will be after the Transaction under Delaware law. In addition, there are differences between Wave-Singapore’s constitution and Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws, in each case as they will be in effect after the Transaction, especially as it relates to changes (i) that are required by Delaware law (i.e., certain provisions of the Wave-Singapore constitution were not replicated in the Wave-Delaware amended and restated certificate of incorporation and amended and restated bylaws because Delaware law would not permit such replication, and certain provisions were included in the Wave-Delaware amended and restated certificate of incorporation and amended and restated bylaws although they were not in the Wave-Singapore constitution because Delaware law requires such provisions to be included in the certificate of incorporation and bylaws of a Delaware corporation or to provide for provisions customarily provided in respect of publicly-traded Delaware corporations), or (ii) that are necessary in order to preserve the current rights of shareholders and powers of the Board of Directors following the Transaction.

The following discussion is a summary of material changes in your rights resulting from the Transaction. This summary does not cover all of the differences between Singapore law and Delaware law affecting companies and their shareholders or all the differences between Wave-Singapore’s constitution, on the one hand, and Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws, on the other hand. This summary is subject to and qualified in its entirety by the complete text of the relevant provisions of the Singapore Companies Act (the “SCA”), the DGCL, Wave-Singapore’s constitution and Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws as they will be in effect after the Transaction. We encourage you to read those laws and documents carefully.

The forms of Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws substantially as they will be in effect after the Transaction are attached as Annex C and Annex D, respectively, to this proxy statement. For information as to how you can obtain Wave-Singapore’s constitution, please see “Where You Can Find More Information.” Except where otherwise indicated, the discussion of Wave-Delaware below reflects Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws as those documents will be in effect upon completion of the Transaction.

Wave-Delaware	Wave-Singapore
Authorized Capital Stock or Share Capital

The Wave-Delaware amended and restated certificate of incorporation will authorize Wave-Delaware to issue 530,000,000 shares of capital stock, consisting of (a) 500,000,000 shares of common stock, par value $0.001 per share and (b) 30,000,000 shares of preferred stock, par value $0.001 per share.

Under Wave-Delaware’s amended and restated certificate of incorporation, the number of authorized shares of Wave-Delaware common stock may be

There is no concept of authorized share capital under Singapore law.

Wave-Delaware	Wave-Singapore
increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of Wave-Delaware entitled to vote. Under Delaware law, the number of authorized shares of Wave-Delaware common stock may alternatively be increased or decreased by an amendment to Wave-Delaware’s amended and restated certificate of incorporation if (i) at a stockholders meeting called to consider such amendment, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken with respect to the proposed amendment, and the votes in favor exceed the votes against such amendment and (ii) Wave-Delaware satisfies the listing requirements of the national securities exchange on which the shares of common stock are listed following such amendment.

Outstanding Capital Stock or Share Capital

Shares of Wave-Delaware common stock will be issued in the Scheme of Arrangement. Holders of shares of Wave-Delaware common stock will be entitled to all of the respective rights and obligations provided to such holders under the DGCL, Wave-Delaware’s amended and restated certificate of incorporation, and Wave-Delaware’s amended and restated bylaws.

Assuming the Transaction had become effective as of the Record Date, there would be [ ] shares of Wave-Delaware common stock outstanding.

As of the Record Date, Wave-Singapore has [ ] ordinary shares outstanding.

Designation of Preferred Stock

Wave-Delaware’s amended and restated certificate of incorporation will authorize the Wave-Delaware Board to issue shares of preferred stock in one (1) or more series without stockholder approval, and to determine the rights, preferences, powers, privileges, designations and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock. The Wave-Delaware Board will be entitled, without Wave-Delaware stockholder approval, to issue shares of preferred stock with voting and conversion rights that could adversely affect the voting power of the holders of shares of common stock.	The constitution of a Singapore public company typically provides that the company may allot and issue new shares of a different class with preferential, deferred, qualified or other special rights as its board of directors may determine with the prior approval of the company’s shareholders in a general meeting. Wave-Singapore’s constitution provides that our shareholders may grant to our Board of Directors the general authority to issue shares (including with such preferred, deferred or other special rights or such restrictions whether in regard to dividend, voting, return of capital or otherwise as the directors determine) where, unless revoked or varied in a general meeting, such authority to issue shares continues in force until the conclusion of the next annual general meeting or the expiration of the period within which the next annual general meeting after that date is required by law to be held, whichever is earlier.

Wave-Delaware	Wave-Singapore

Authority to Issue Shares

Wave-Delaware’s board of directors may authorize the issuance of additional shares of common stock or preferred shares up to the amounts authorized in the Wave-Delaware amended and restated certificate of incorporation, without shareholder approval, subject only to the restrictions of the DGCL, stock exchange rules and the Wave-Delaware amended and restated certificate of incorporation. Under Delaware law, the directors may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property or any benefit to the corporation or any combination thereof.

Section 161 of the SCA provides that despite anything in Wave-Singapore’s constitution, our Board of Directors must not exercise any power to issue shares without prior approval of Wave-Singapore’s shareholders in a general meeting. The affirmative vote of shareholders holding a simple majority of the total voting rights of all shareholders having the right to vote on the resolution at a general meeting present in person or represented by proxy at the general meeting is required for this authorization. Once this shareholders’ approval is obtained, it continues in force until the conclusion of the next annual general meeting or the expiration of the period within which the next annual general meeting after that date is required by law to be held, whichever is earlier; but any approval may be revoked or varied by Wave-Singapore in general meeting.

Notwithstanding this general authorization to allot and issue our ordinary shares, Wave-Singapore will be required to seek shareholder approval with respect to future issuances of ordinary shares, where required under Nasdaq rules, such as if we were to propose an issuance of ordinary shares that would result in a change in control of Wave-Singapore or in connection with certain transactions involving the issuance of ordinary shares representing 20% or more of our outstanding ordinary shares.

Subject to compliance with Section 161 of the SCA, Wave-Singapore’s constitution provides that our Board of Directors may issue shares with such preferred, deferred or other special rights or restrictions as determined by our Board of Directors.

Voting Rights

Under Wave-Delaware’s amended and restated certificate of incorporation, shares of Wave-Delaware common stock will be entitled to one vote per share as of the applicable record date for determining stockholders entitled to vote on all matters to be voted on by stockholders.

Except for the election of directors and matters that require a different vote under the DGCL or Wave-Delaware’s amended and restated certificate of incorporation or amended and restated bylaws, Wave-Delaware’s amended and restated bylaws will provide that any matter brought before any duly called meeting of the Wave-Delaware stockholders at which a quorum is present, shall be decided by the affirmative vote of the

Every holder of Wave-Singapore ordinary shares present in person or by proxy or attorney or in the case of a corporation by a representative has one vote for each ordinary share that he or she holds.

As provided under our constitution and the SCA, voting at any meeting of shareholders is by show of hands unless a poll has been demanded prior to the declaration of the result of the show of hands by, among others, (i) the chairman or (ii) at least one shareholder present in person or by proxy or by attorney or, in the case of a corporation, by a representative entitled to vote thereat, in each case representing in the aggregate not less than 5% of the total voting rights of all shareholders having the right

Wave-Delaware	Wave-Singapore
holders of a majority in voting power of the votes cast (excluding broker non-votes) on such matter.

to vote at the general meeting, provided that no poll shall be demanded in respect of an election of a chairman or relating to any adjournment of such meeting.

Unless otherwise required by law or by Wave-Singapore’s constitution, resolutions put forth at general meetings may be decided by ordinary resolution, requiring the affirmative vote of a majority of the shareholders present in person or represented by proxy at the meeting and entitled to vote on the resolution.

With respect to any special resolution proposed for consideration of Wave-Singapore, the resolution will be approved if the affirmative vote of not less than three-fourths of the shareholders present in person or represented by proxy at the meeting and entitled to vote on the resolution is obtained.

Wave-Singapore’s constitution provides that in the case of an equality of votes, the chairman of the meeting is entitled to a casting vote.

Board of Directors

The DGCL requires that a board of directors of a Delaware corporation have at least one director, and that all directors be natural persons.

Under Wave-Delaware’s amended and restated certificate of incorporation, the number of directors will be fixed exclusively from time to time by a vote of the majority of the authorized directors. We expect that the number of directors seated on the Wave-Delaware board of directors will initially be fixed at nine.

Under the SCA, the minimum number of directors is at least one director who is ordinarily resident in Singapore.

Wave-Singapore’s constitution provides that Wave-Singapore shall have at least one director being a natural person of full age and capacity who is ordinarily resident in Singapore and unless otherwise determined by a general meeting of shareholders, there is no maximum number of directors.

Classification of Board of Directors

The DGCL permits, but does not require, a classified board of directors, which can be divided into two or three classes with staggered terms of office, with only one class of directors standing for election each year.

Wave-Delaware will not have a classified board.

There is no classification of our Board of Directors under Singapore law.

Annual Election of Directors

Under Wave-Delaware’s amended and restated bylaws, directors will be elected by a plurality of votes cast. Wave-Delaware stockholders will not be entitled to cumulative voting for the election of directors. As a result, the holders of a majority of Wave-Delaware’s voting power can elect all of the directors then standing for election. Wave—Delaware’s amended and restated certificate of incorporation and amended and restated bylaws will provide that at each annual meeting of	Subject to the SCA, Wave-Singapore’s constitution provides for any director to retire at Wave-Singapore’s next annual general meeting, and to be eligible for re-election at such annual general meeting. In any uncontested elections of directors at an annual general meeting, a director nominee for the Board of Directors of Wave-Singapore will be elected by the affirmative vote of shareholders holding a simple majority of the total voting rights of

Wave-Delaware	Wave-Singapore
shareholders, the successors of the directors will be elected at that meeting and hold office until the next annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.	all shareholders having the right to vote on the resolution to elect a director at a general meeting present in person or represented by proxy at the general meeting.

Removal of Directors

The amended and restated certificate of incorporation of Wave-Delaware will provide that, subject to the rights of holders of any preferred stock, directors may be removed at any time by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares present and entitled to vote generally in the election of directors, voting together as a single class.	Under the SCA, directors of a Singapore public company may be removed before expiration of their term of office, despite anything in its constitution or in any agreement between the public company and such directors, with or without cause by ordinary resolution (i.e., a resolution which is passed by a simple majority of those shareholders entitled to vote on the resolution present in person or represented by proxy). Notice of the intention to move such a resolution has to be given to the company not less than 28 days before the meeting at which it is moved. The company must then give notice of such resolution to its shareholders not less than 14 days before the meeting. The SCA provides that where any director removed in this manner was appointed to represent the interests of any particular class of shareholders or debenture holders, the resolution to remove such director will not take effect until such director’s successor has been appointed.

Filling Vacancies on the Board of Directors

The amended and restated certificate of incorporation and amended and restated bylaws of Wave-Delaware will provide that, subject to the rights of any preferred stockholders, vacancies on the Wave-Delaware Board resulting from death, resignation, disqualification, retirement, removal or other causes and newly created directorships resulting from any increase in the number of directors will be filled by the affirmative vote of a majority of the directors then in office (even though less than a quorum) or by a sole remaining director (other than any directors elected by the separate vote of one (1) or more outstanding series of preferred stock).	Wave-Singapore’s constitution provides that our Board of Directors may appoint any person to be a director either to fill a casual vacancy or as an additional director but so that the total number of directors shall not at any time exceed the maximum number fixed by or in accordance with the constitution.

Amendment of Governing Documents

Wave-Delaware’s amended and restated certificate of incorporation will provide that Wave-Delaware may amend, alter, repeal or rescind any provision in Wave-Delaware’s amended and restated certificate of incorporation in the manner provided in the DGCL; provided, however, that amendments to the provisions relating to (a) the creation and issuance of series of preferred stock; (b) the election, removal and powers of	Wave-Singapore’s constitution may be altered by special resolution (i.e., a resolution passed by at least a three-fourths majority of the shareholders entitled to vote, present in person or by proxy at a meeting for which not less than 21 days’ written notice is given). The Board of Directors has no right to amend the constitution.

Wave-Delaware	Wave-Singapore

the Wave-Delaware directors and liabilities and indemnification of the Wave-Delaware directors and officers; (c) general and special meetings of the stockholders; (d) exclusive forum; and (e) amendments to the amended and restated certificate of incorporation, will require the affirmative vote of the holders of at least 66-2/3% of the voting power of all then outstanding shares of capital stock of Wave-Delaware entitled to vote thereon, voting together as a single class.

Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws will provide that the Wave-Delaware Board has the power to adopt, amend or repeal Wave-Delaware’s amended and restated bylaws. Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws will provide that Wave-Delaware’s amended and restated bylaws may be adopted, amended or repealed by the affirmative vote of the holders of at least 66-2/3% of the voting power of the shares entitled to vote in connection with the election of directors of Wave-Delaware, voting as a single class.

Under the SCA, an entrenching provision may be included in the constitution with which a company is formed and may at any time be inserted into the constitution of a company only if all the shareholders of the company agree. An entrenching provision is a provision of the constitution of a company to the effect that other specified provisions of the constitution may not be altered in the manner provided by the SCA or may not be so altered except (i) by a resolution passed by a specified majority greater than 75% (the minimum majority required by the SCA for a special resolution) or (ii) where other specified conditions are met. The SCA provides that such entrenching provision may be removed or altered only if all the members of the company agree. Wave-Singapore’s constitution does not contain such an entrenching provision with respect to the ordinary shares of Wave-Singapore.

Meetings of Stockholders

The DGCL provides that a company must hold an annual meeting as provided in the company’s bylaws. If a date for an annual meeting is not designated within 13 months of a company’s last annual meeting or written consent to elect directors in lieu of an annual meeting, or an annual meeting is not held within 30 days of a date that has been designated, upon the application of any stockholder or director, the Delaware Court of Chancery may summarily order a meeting to be held.

The amended and restated bylaws of Wave-Delaware will provide that the board of directors will designate the date and time of the annual meetings of stockholders. The Wave-Delaware amended and restated certificate of incorporation will provide that a special meeting of stockholders may be called only by or at the direction of the board of directors, the chairperson of the board of directors, the Chief Executive Officer or President, and shall not be called by any other person or persons.

Annual General Meetings

All Singapore companies are required to hold an annual general meeting either 4 months (in the case of a public company that is listed on an exchange in Singapore approved by the Monetary Authority of Singapore) or 6 months (in the case of any other company, as is the case for Wave-Singapore).

Extraordinary General Meetings

Any general meeting other than the annual general meeting is called an “extraordinary general meeting”.

Despite anything in the constitution, directors of a company must convene an extraordinary general meeting if required to do so by requisition (i.e., written notice, requiring that a meeting be called, given to the directors) by shareholder(s) holding not less than 10% of the total number of paid-up shares as of the date of the deposit of the requisition carrying the right of voting at general meetings of the company. In addition, two or more shareholders holding not less than 10% of the total number of issued shares (excluding treasury shares) may call an extraordinary general meeting.

Wave-Singapore’s constitution provides that the directors may, whenever they think fit, convene an extraordinary general meeting.

Wave-Delaware	Wave-Singapore

Quorum for Stockholder Meetings

The Wave-Delaware amended and restated bylaws will provide that the holders of a majority in voting power of the Wave-Delaware capital stock issued and outstanding and entitled to vote thereat, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. Where a separate vote by class or series is required, the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of such class or series will constitute a quorum with respect to that matter. If, however, a quorum shall not be present or represented at any meeting of the stockholders, a majority in voting power of the stockholders entitled to vote thereat, present in person, or by remote communication, if applicable, or represented by proxy, or the person presiding over the meeting shall have power to recess the meeting or adjourn the meeting until a quorum shall be present or represented.

Quorum

Wave-Singapore’s constitution provides that two shareholders present in person or by proxy or by attorney or, in the case of a corporation, by a representative and entitled to vote thereat; in each case representing in aggregate not less than a majority of the total voting rights of all shareholders having the right to vote at a general meeting, shall constitute a quorum. In the event a quorum is not present, the meeting if not convened on the requisition of shareholders shall be adjourned for one week to the same day in the next week. When reconvened, the quorum for the meeting will be the same and if at such adjourned meeting a quorum is not present, the meeting will be dissolved.

Right to Attend

The SCA provides that every shareholder has, despite any provision in the constitution, a right to attend any general meeting of the company and to speak on any resolution before the meeting.

Notice Requirements for Stockholder Meetings

Under Delaware law and Wave-Delaware’s amended and restated bylaws, subject to certain limited exceptions under the DGCL, written notice of an annual or special meeting of the stockholders must be sent or otherwise given not less than 10 but not more than 60 days prior to the meeting to each stockholder entitled to vote at such meeting. Such notice must state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.	Wave-Singapore’s constitution provides that at least 21 days’ notice in writing must be given in respect of any general meeting at which it is proposed to pass a special resolution or resolution of which special notice has been given to Wave-Singapore. Save as aforementioned, at least 14 days’ notice will be required in respect of any annual general meetings or extraordinary general meetings.

Stockholder Proposals

Wave-Delaware’s amended and restated bylaws will provide that a stockholder wishing to nominate a director for election to the Wave-Delaware Board must provide written notice (in proper form) to the secretary not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the immediately preceding annual meeting of stockholders; provided that, in the case of the first annual meeting, the date of the preceding year’s annual meeting shall be deemed to be [ ], provided	Under the SCA, (a) any number of shareholders representing not less than 5% of the total voting rights of all the shareholders having at the date of requisition a right to vote at a meeting to which the requisition relates or (b) not less than 100 shareholders holding shares on which there has been paid up an average sum, per shareholder, of not less than S$500, may requisition the company to give to shareholders notice of any resolution which may properly be moved and is intended to be moved at the next annual general meeting, subject to satisfaction of

Wave-Delaware	Wave-Singapore

further, however, that in the event that the annual meeting is called for a date that is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so received not later than the close of business on the ninetieth (90th) day prior to such annual meeting or, if later, the close of business on the tenth (10th) day following the day on which public announcement of the date of the annual meeting was first made by the corporation and not more than the one hundred twentieth (120th) day prior to such annual meeting.

A Wave-Delaware stockholder wishing to nominate a director for election to the Wave-Delaware Board at a special meeting of stockholders must give written notice (in proper form) to the secretary not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting nor later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the stockholder to be elected at such special meeting.

The adjournment or postponement of an annual meeting of stockholders or an announcement thereof will not commence a new time period for the giving of a stockholder’s notice as described above.

To be in proper form, the notice of nomination or business to be brought before the meeting must set forth:

(a) in the case of a notice of nomination, as to each person whom the stockholder proposes to nominate for election as a director: (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (iii) a description of any direct or indirect material interest in any material contract or agreement between or among the stockholder and the nominee and (iv) a completed and signed questionnaire, representation and agreement to be required Wave-Delaware’s amended and restated bylaws, among other things;

(b) as to any other business that the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting, (ii) the text of the proposal or business, (iii) a reasonably detailed description of all the requirements under the SCA including to circulate to shareholders any statement of not more than 1,000 words with respect to the matter referred to in any proposed resolution or the business to be dealt with at that meeting.

Any such requisition must be signed by all the requisitionists and be deposited at the registered office of the company. In the case of a requisition requiring notice of a resolution, the requisition shall be deposited at least six weeks prior to the date of the annual general meeting and in the case of any other requisition, not less than one week before the meeting.

Wave-Delaware	Wave-Singapore

agreements, arrangements and understandings as described in the amended and restated bylaws, and (iv) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; and

(c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such stockholder, including as they appear on Wave-Delaware’s books, and of such beneficial owner, (ii) the number of shares of each class or series of Wave-Delaware capital stock which are directly or indirectly owned beneficially or of record by such stockholder, including any derivative securities, such beneficial owner as of the date of the notice, and any rights to dividends that are separated or separable from the underlying shares of Wave-Delaware capital stock, (iii) a description of any material pending or threatened legal proceeding in which such stockholder or beneficial owner is a party or material participant involving Wave-Delaware, its officers, directors or affiliates, (iv) a description of any material relationship between such stockholder or such beneficial owner and Wave-Delaware or its affiliates, (v) any direct or indirect material interest in any material contract or agreement between such stockholder or beneficial owner and Wave-Delaware or its affiliates, (vi) a representation that such stockholder intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of Wave-Delaware’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal, (vii) certain proportionate interests in shares of Wave-Delaware capital stock or a synthetic equity position (as defined in the amended and restated bylaws), and (viii) any other information relating to such stockholder or beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made with the SEC in connection with the solicitation of proxies.

To be in proper form, the notice of other business (other than a nomination) is satisfied if the stockholder has notified Wave-Delaware of their or its intention to present a proposal at an annual meeting in compliance with rules and regulations under the U.S. Exchange Act, and such proposal has been included in Wave-Delaware’s proxy statement for the annual meeting.

Wave-Delaware	Wave-Singapore

Mergers, Consolidations and Other Business Combinations

Under Delaware law, a sale, lease or exchange of all or substantially all of a corporation’s assets, a merger or consolidation of a corporation with another corporation or a dissolution of a corporation generally requires the approval of the corporation’s board of directors and, with limited exceptions, the affirmative vote of a majority of the outstanding stock entitled to vote on the transaction.

Additionally, Section 253 of the DGCL permits a corporation to merge with a subsidiary corporation without a vote of stockholders of the subsidiary if the parent owns 90% or more of the outstanding shares of each class of the subsidiary’s stock that would otherwise be entitled to vote on the merger.

Subject to a number of requirements (including a requirement that the corporation have a class or series of stock that is listed on a national securities exchange or held of record by more than 2,000 holders immediately prior to the execution of the merger agreement by the corporation),

Section 251(h) of the DGCL permits merger agreements to contain a provision eliminating the need for a stockholder vote for a second-step merger following consummation of a tender or exchange offer for all of the outstanding stock of a corporation on the terms provided in such merger agreement and the stock accepted for purchase or exchange prior to expiration of such offer (together with certain other shares as provided under Section 251(h) of the DGCL) equals at least such percentage of shares, and of each class or series of stock of the corporation, that, absent

Section 251(h), would be required to adopt the merger agreement.

The SCA and the Insolvency, Restructuring and Dissolution Act 2018 of Singapore mandates that specified corporate actions require approval by the shareholders in a general meeting, notably:

•

despite anything in the company’s constitution, directors are not permitted to carry into effect any proposals for disposing of the whole or substantially the whole of the company’s undertaking or property unless those proposals have been approved by shareholders in a general meeting;

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the company may by special resolution resolve that it be wound up voluntarily;

•

subject to the constitution of each amalgamating company, an amalgamation proposal must be approved by the shareholders of each amalgamating company via special resolution at a general meeting; and

•

despite anything in the company’s constitution, the directors may not, without the prior approval of shareholders, issue shares, including shares being issued in connection with corporate actions.

In addition, a scheme of arrangement under the SCA requires the affirmative vote of (i) a majority in number of shareholders present and voting, either in person or by proxy, at a court-convened shareholder meeting to approve such scheme and (ii) not less than 75% of the issued shares held by shareholders present and voting, either in person or by proxy, at such meeting.

Takeover Restrictions / Anti-Takeover Statute

Wave-Delaware is subject to the provisions of Section 203 of the DGCL. Section 203 of the DGCL generally prohibits a publicly held Delaware corporation from engaging in a business combination with any interested stockholder for a three-year period following the time that such stockholder becomes an interested stockholder, unless (i) prior to such time, the board of directors approves the business combination or the transaction by which such stockholder becomes an interested stockholder, (ii) the interested stockholder acquires 85% of the corporation’s outstanding voting stock in the transaction by which such stockholder becomes an interested stockholder, or (iii) the business

There are no comparable provisions in Singapore with respect to public companies which are not listed on the Singapore Exchange Securities Trading Limited.

However, Wave-Singapore is subject to the Singapore Code on Takeovers and Mergers (the “Singapore Takeover Code”), which contains provisions that may delay, deter or prevent a future takeover or change in control of Wave-Singapore. For example, under the Singapore Takeover Code, any person acquiring, whether by a series of transactions over a period of time or not, either on its

Wave-Delaware	Wave-Singapore
combination is approved by the board of directors and authorized at a meeting of stockholders by the affirmative vote of the holders of at least two-thirds (2/3rds) of the corporation’s outstanding voting stock not owned by the interested stockholder.	own or together with parties acting in concert with it, 30% or more of Wave-Singapore’s voting shares, or if such person holds, either on its own or together with parties acting in concert with it, between 30% and 50% (both inclusive) of Wave-Singapore’s voting shares, and if such person (or parties acting in concert with it) acquires additional voting shares representing more than 1% of Wave-Singapore’s voting shares in any six-month period, must, except with the consent of Securities Industry Council in Singapore, extend a takeover offer for Wave-Singapore’s remaining voting shares in accordance with the Singapore Takeover Code. Additionally, if, in the course of an offer, or even before the date of the offer, the board of the offeree company has reason to believe that a bona fide offer is imminent, the board must not, except pursuant to a contract entered into earlier, take any action, without the approval of shareholders at a general meeting, on the affairs of the offeree company that could effectively result in any bona fide offer being frustrated or the shareholders being denied an opportunity to decide on its merits.

Stockholder Action Without A Meeting

The DGCL provides that unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Wave-Delaware amended and restated certificate of incorporation will provide that stockholders may not act by written consent, except as otherwise provided in any applicable certificate of designation in respect of a given series of preferred stock.

The provisions of the SCA and the constitution of Wave-Singapore do not provide for shareholder action by written consent. As a result, shareholder action by written consent is not permitted.

Stockholder Suits

Under the DGCL, a stockholder may bring a derivative action on behalf of the corporation to enforce the rights of the corporation. An individual also may commence a class action suit on behalf of himself or herself and other similarly situated stockholders where the requirements for maintaining a class action under the DGCL have been met. A person may institute and maintain such a suit only if such person was a stockholder at the time of

Standing

Only registered shareholders of Wave-Singapore reflected in our register of members are recognized under Singapore law as shareholders of Wave-Singapore. As a result, only registered shareholders have legal standing to institute shareholder actions against Wave-Singapore or

Wave-Delaware	Wave-Singapore
the transaction which is the subject of the suit or his or her shares thereafter devolved upon him or her by operation of law. Additionally, under Delaware case law, the plaintiff generally must be a stockholder not only at the time of the transaction, which is the subject of the suit, but also through the duration of the derivative suit. The DGCL also requires that the derivative plaintiff make a demand on the directors of the corporation to assert the corporate claim before the suit may be prosecuted by the derivative plaintiff, unless such demand would be futile.

otherwise seek to enforce their rights as shareholders. Holders of book-entry interests in our shares will be required to exchange their book-entry interests for certificated shares and to be registered as shareholders in Wave-Singapore’s register of members in order to institute or enforce any legal proceedings or claims against Wave-Singapore, our directors or our executive officers relating to shareholder rights. A holder of book-entry interests may become a registered shareholder of Wave-Singapore by exchanging its interest in the shares for certificated shares and being registered in Wave-Singapore’s register of members.

Personal remedies in cases of oppression or injustice

A shareholder may apply to the court for an order under Section 216 of the SCA to remedy situations where (i) the company’s affairs are being conducted or the powers of the company’s directors are being exercised in a manner oppressive to, or in disregard of the interests of one or more of the shareholders or holders of debentures of the company, including the applicant; or (ii) the company has done an act, or threatens to do an act, or the shareholders or holders of debentures have passed some resolution, which unfairly discriminates against, or is otherwise prejudicial to, one or more of the company’s shareholders or holders of debentures, including the applicant.

Singapore courts have wide discretion as to the relief they may grant under such application, including, inter alia, directing or prohibiting any act or cancelling or varying any transaction or resolution, providing that the company be wound up, or authorizing civil proceedings to be brought in the name of or on behalf of the company by such person or persons and on such terms as the court directs.

Derivative Actions

The SCA has a provision, which is limited in its scope to companies that are not listed on the securities exchange in Singapore, which provides a mechanism enabling shareholders to apply to the court for leave to bring a derivative action or arbitration on behalf of the company. Derivative actions are also allowed as a common law action.

In the case of statutory derivative action under the SCA, applications are generally made by shareholders of the company, but courts are given the discretion to allow such persons as they deem proper to apply (e.g., beneficial owner of shares) in the appropriate circumstances.

Wave-Delaware	Wave-Singapore

It should be noted that this provision of the SCA is primarily used by minority shareholders to bring an action or arbitration in the name and on behalf of the company or intervene in an action or arbitration to which the company is a party for the purpose of prosecuting, defending or discontinuing the action or arbitration on behalf of the company. Prior to commencing a derivative action or arbitration, the court will need to be satisfied that (i) the applicant has given 14 days’ notice to the directors of the company of its intention to apply to the court for leave to bring an action or arbitration if the directors of the company do not bring, diligently prosecute or defend or discontinue the action or arbitration, (ii) the applicant is acting in good faith, and (iii) it appears to be prima facie in the interests of the company that the action or arbitration be brought, prosecuted, defended or discontinued.

Class Actions

The concept of class action suits, which allows individual shareholders to bring an action seeking to represent the class or classes of shareholders, does not exist in the same manner in Singapore. However, it is possible as a matter of procedure for a number of shareholders who have a common interest in any proceedings to begin proceedings as a group with one or more of such shareholders representing the group.

Liabilities of Directors and Officers

Under Delaware law, a corporation’s certificate of incorporation may include a provision eliminating or limiting the personal liability of a director or officer to the corporation and its stockholders for monetary damages arising from a breach of fiduciary duty as a director or officer. However, no provision can limit the liability of a director or officer for:

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any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders;

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acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

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in respect of a director, willful or negligent payment of unlawful dividends or stock purchases or redemptions;

•

any transaction from which the director or officer derived an improper personal benefit; or

Under the SCA, any provision that purports to exempt a director or officer of a company from, or by which a company directly or indirectly provides an indemnity for a director or officer of the company against, any liability attaching to him or her in connection with any negligence, default, breach of duty or breach of trust in relation to the company is void.

However, the SCA allows a company to: (i) purchase and maintain for any director and officer insurance against any liability attaching to such director or officer in connection with any negligence, default, breach of duty or breach of trust in relation to the company, and (ii) indemnify such director or officer against any liability incurred by the director or officer to a person other than the company, except when the indemnity is against:

(a)   any liability of the director or officer to pay (i) a fine in criminal proceedings, or (ii) a penalty sum payable to a regulatory authority for noncompliance with any requirement of a regulatory nature; or

Wave-Delaware	Wave-Singapore

•

in respect of an officer, in any action by or in the right of Wave-Delaware.

Wave-Delaware’s amended and restated certificate of incorporation will provide that a director or officer, as applicable, of Wave-Delaware will not be personally liable to Wave-Delaware or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, subject to the limitations set forth above.

(b)   any liability incurred by the director or officer (i) in defending criminal proceedings in which he is convicted; (ii) in defending civil proceedings brought by the company or a related company in which judgment is given against such director or officer; or (iii) in connection with an application for relief under Section 76A(13) or Section 391 of the SCA, as described below, in which the court refuses to grant him or her relief.

In cases where a director is sued by the company, the SCA gives the court the power to relieve directors either wholly or partially from their liability for their negligence, default, breach of duty or breach of trust. In order for relief to be obtained, it must be shown that (i) the director acted reasonably and honestly; and (ii) it is fair, having regard to all the circumstances of the case including those connected with such director’s appointment, to excuse the director. However, Singapore case law has indicated that such relief will not be granted to a director who has benefited as a result of his or her breach of trust.

Indemnification of Officers and Directors

Under the DGCL, subject to specified limitations in the case of derivative suits brought by a corporation’s stockholders in its name, a corporation may indemnify any person who is made a party to any third-party action, suit or proceeding on account of being a director, officer, employee or agent of the corporation (or was serving at the request of the corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise) against expenses, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit or proceeding through, among other things, a majority vote of a quorum consisting of directors who were not parties to the suit or proceeding, if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or, in some circumstances, at least not opposed to its best interests and in a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

DGCL permits indemnification by a corporation under similar circumstances for expenses (including attorneys’ fees) actually and reasonably incurred by such persons in connection with the defense or settlement of a derivative action or suit, except that no indemnification may be made in respect of any claim, issue or matter as

Wave-Singapore’s constitution provides that subject to the SCA and every other applicable statute for the time being in force concerning companies and affecting Wave-Singapore, the directors and officers are indemnified against costs, charges, fees and other expenses that may be incurred by such person in defending any proceedings, whether civil or criminal, which relates to anything done or omitted or alleged to be done or omitted by such person as a director, officer or employee of Wave-Singapore and in which judgment is given in his or her favor or in which such person is acquitted or in which the courts have granted relief pursuant to the provisions of the SCA, provided that such indemnity shall not extend to any liability which by law would otherwise attach to him or her in respect of any negligence, default, breach of duty or breach of trust of which he or she may be guilty in relation to Wave-Singapore, or which would otherwise result in such indemnity being voided under applicable Singapore laws.

Wave-Singapore’s constitution further provides that subject to the SCA and every other applicable statute for the time being in force concerning companies and affecting Wave-Singapore, each of the directors and officers of Wave-Singapore and those of Wave-Singapore’s subsidiaries and affiliates shall be

Wave-Delaware	Wave-Singapore

to which the person is adjudged to be liable to the corporation unless the Delaware Court of Chancery or the court in which the action or suit was brought determines upon application that the person is fairly and reasonably entitled to indemnity for the expenses which the court deems to be proper.

To the extent a director, officer, employee or agent is successful in the defense of such an action, suit or proceeding, the corporation is required by DGCL to indemnify such person for reasonable expenses incurred thereby. Expenses (including attorneys’ fees) incurred by such persons in defending any action, suit or proceeding may be paid in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of that person to repay the amount if it is ultimately determined that that person is not entitled to be so indemnified.

Wave-Delaware’s amended and restated bylaws will generally provide mandatory indemnification and advancement of expenses to directors and officers to the fullest extent permitted by Delaware law. Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws will provide that Wave-Delaware may provide rights of indemnification and advancement to its employees and agents.

Wave-Delaware’s amended and restated bylaws will also provide that, except for proceedings to enforce rights to indemnification, Wave-Delaware shall not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized by the Wave-Delaware Board.

entitled to be indemnified by Wave-Singapore or such subsidiary against any liability incurred by him or her arising out of or in connection with any acts, omissions or conduct, actual or alleged, by such individual acting in his or her capacity as either director, officer, secretary or employee of Wave-Singapore or the relevant subsidiary, except to such extent as would not be permitted under applicable Singapore laws or which would otherwise result in such indemnity being void in accordance with the provisions of the SCA.

Under the SCA, a company may also provide a director with a loan to meet expenditures incurred or to be incurred by him for:

(a)   defending criminal or civil proceedings in connection with any alleged negligence, default, breach of duty or breach of trust by him in relation to the company, or in connection with an application for relief, subject to the terms stipulated in the SCA, which include requiring the director to repay the loan if he is convicted in the criminal proceedings or where judgment is given against him in civil proceedings or where the court refuses to grant him relief on the application; or

(b)   defending himself in an investigation or against any action proposed to be taken by a regulatory authority, in connection with any alleged negligence, default, breach of duty or breach of trust by him in relation to the company.

Distributions and Dividends; Repurchases and Redemptions

Under Wave-Delaware’s amended and restated certificate of incorporation and the DGCL, Wave-Delaware stockholders will be entitled to receive dividends if, as and when declared by the Wave-Delaware Board, subject to the rights of any preferred stockholders then outstanding.

The DGCL permits a corporation to declare and pay dividends out of statutory surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital

The SCA provides that no dividend is payable to shareholders except out of profits.

The SCA does not provide a definition of when profits are deemed to be available for the purpose of paying dividends and this is accordingly governed by case law.

Wave-Singapore’s constitution provides that no dividend can be paid except out of the profits of Wave-Singapore.

Acquisition of a Company’s Own Shares

The SCA generally prohibits a company from acquiring its own shares or purporting to acquire the

Wave-Delaware	Wave-Singapore

represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Under the DGCL, any corporation may purchase or redeem its own shares, except that generally it may not purchase or redeem these shares if the capital of the corporation is impaired at the time or would become impaired as a result of the redemption. A corporation may, however, purchase or redeem out of capital shares that are entitled upon any distribution of its assets to a preference over another class or series of its shares if the shares are to be retired and the capital reduced.

shares of its holding company or ultimate holding company, whether directly or indirectly, in any way, subject to certain exceptions. Any contract or transaction made or entered into in contravention of the said prohibition is void. However, provided that it is expressly permitted to do so by its constitution and subject to the special conditions of each permitted acquisition contained in the SCA, a company may:

•

make an off-market purchase of its own shares in accordance with an equal access scheme authorized in advance at a general meeting;

•

make a selective off-market purchase of its own shares in accordance with an agreement authorized in advance at a general meeting by a special resolution where persons whose shares are to be acquired and their associated persons have abstained from voting. On November 5, 2025, the Singapore Parliament passed the Corporate and Accounting Laws (Amendment) Act which, inter alia, amends the SCA to introduce a two-tier approval process where the shares that are the subject of a selective off-market purchase belong to a particular class of shares and do not constitute all the shares in that class. In such a case, the company must also obtain the consent of at least 75% of the holders of the shares of that class (but excluding any person whose shares are to be acquired and their associated persons) to the terms of the agreement for the selective off-market purchase, before passing the special resolution authorizing such agreement. The Corporate and Accounting Laws (Amendment) Act is to come into operation on a date that the Minister appoints by notification in the Government Gazette of the Republic of Singapore. The ACRA expects most provisions of the aforementioned Act to commence from April 2026 onwards; and

•

make an acquisition of its own shares under a contingent purchase contract which has been authorized in advance at a general meeting by a special resolution,

provided that the total number of ordinary shares, stocks in any class and non-redeemable preferred shares that may be acquired by a company in a

Wave-Delaware	Wave-Singapore

relevant period may not exceed 20% of the total number of ordinary shares, stocks in any class or non-redeemable preferred shares (as the case may be) as of the date of the resolution to acquire the shares. Where, however, a company has reduced its share capital by a special resolution or a Singapore court made an order to such effect, the total number of ordinary shares, stocks in any class or non-redeemable preferred shares shall be taken to be the total number of ordinary shares, stocks in any class or non-redeemable preferred shares (as the case may be) as altered by the special resolution or the order of the court. Payment, including any expenses (including brokerage or commission) incurred directly in the acquisition by the company of its own shares, must be made out of the company’s distributable profits or capital, provided that the company is solvent.

A company may also purchase its own shares by an order of a Singapore court.

Wave-Singapore’s constitution provides that Wave-Singapore may, subject to and in accordance with the SCA, purchase or otherwise acquire any class of shares in the issued share capital of Wave-Singapore on such terms and in such manner as Wave-Singapore may from time to time think fit. Wave-Singapore may deal with any such share in such manner as may be permitted by, and in accordance with, the SCA (including to hold such shares as treasury shares).

Redemption of Preferred Shares

A company may redeem redeemable preferred shares on such terms and in such manner as is provided by its constitution. Preferred shares may be redeemed out of capital only if all the directors make a solvency statement in relation to such redemption in accordance with the SCA. In addition, certain filings are also required to be made to the Registrar of Companies in connection with such redemption of redeemable preferred shares.

Financial Assistance for the Acquisition of Shares

A public company or a company whose holding company or ultimate holding company is a public company may not give financial assistance to any person whether directly or indirectly for the purpose of:

•

the acquisition or proposed acquisition of shares in the company or units of such shares; or

Wave-Delaware	Wave-Singapore

•

the acquisition or proposed acquisition of shares in its holding company or ultimate holding company or units of such shares, subject to certain exceptions.

Financial assistance may take the form of a loan, the giving of a guarantee, the provision of security, the release of an obligation, the release of a debt or otherwise. However, it should be noted that a company may provide financial assistance for the acquisition of its shares or shares in its holding company or ultimate holding company if (i) the giving or the financial assistance does not materially prejudice the interest of the company or its shareholders or the company’s ability to pay its creditors, and the Board of Directors approves the giving of the financial assistance in accordance with the provisions of the SCA; or (ii) it complies with the requirements (including but not limited to approval of the shareholders by special resolution) set out in the SCA.

Wave-Singapore’s constitution provides that except as expressly permitted by the SCA, Wave-Singapore shall not give, whether directly or indirectly and whether by the means of the making of a loan, the giving of a guarantee, the provision of security, the release of an obligation or the release of a debt or otherwise, any financial assistance for the purpose of, or in connection with, the acquisition or proposed acquisition of shares or units of shares in Wave-Singapore or its holding company.

Transferability of Shares

Wave-Delaware’s amended and restated certificate of incorporation and amended and restated bylaws do not provide for any restrictions on the transferability of shares of Wave-Delaware’s capital stock. Subject to applicable securities laws, shares of Wave-Delaware’s common stock will be freely transferable on Nasdaq.	Wave-Singapore’s constitution provides that any shareholder may transfer all or any of his or her shares, subject to the restrictions of the constitution, applicable laws and the rules and regulations of Nasdaq.

Transactions with Officers or Directors

Under the DGCL, some contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest provided that some conditions, such as obtaining the required approval, fulfilling the requirements of good faith and ensuring the transaction does not include a conflicted “controlling stockholder”, are met. Under the DGCL, a stockholder is considered a “controlling stockholder” if it (a) owns a majority of the stockholder voting power in director elections, (b) may elect, at its	Under the SCA, directors and chief executive officer are not prohibited from dealing with the company, but where they have an interest, whether directly or indirectly, in a transaction with the company, that interest must be disclosed to the Board of Directors. In particular, every director and chief executive officer who is in any way, whether directly or indirectly, interested in a transaction or proposed transaction with the company must, as soon as is practicable after the relevant facts have come to such

Wave-Delaware	Wave-Singapore
discretion, board nominees who make up a voting majority of the board, or (c) owns at least 33% of the stockholder voting power in director elections. Under the DGCL, a transaction without a conflicted controlling stockholder may be approved as follows: either (a) the stockholders or the board of directors of a corporation must approve in good faith any such contract or transaction after full disclosure of the material facts or (b) the contract or transaction must have been “fair” as to the corporation at the time it was approved. If board approval is sought, the contract or transaction must be approved in good faith by a majority of disinterested directors after full disclosure of material facts, even though less than a majority of a quorum.

director’s or chief executive officer’s knowledge, declare the nature of such director’s or chief executive officer’s interest at a Board of Directors’ meeting or by sending a written notice to the company detailing the nature, character and extent of the conflict.

In addition, a director and any chief executive officer who holds any office or possesses any property which directly or indirectly might create interests in conflict with such director’s duties or, as the case may be, the chief executive officer’s duties, as director or chief executive officer is required to declare the fact and the nature, character and extent of the conflict either at a meeting of directors or by sending a written notice to the company detailing the nature, character and extent of the conflict.

An interest of a member of a director’s or chief executive officer’s family (including spouse, son, adopted son, stepson, daughter, adopted daughter and stepdaughter) will be treated as an interest of the director or chief executive officer, as applicable.

There is however no requirement for disclosure where the interest of the director or chief executive officer consists only of being a member or creditor of a corporation which is interested in the transaction or proposed transaction with the company if the interest may properly be regarded as not being a material interest. Where the transaction or proposed transaction relates to any loan to the company, a director or chief executive officer is not deemed to be interested or to have been at any time interested in such transaction or proposed transaction where the director or chief executive officer, as applicable, has only guaranteed the repayment of such loan, unless the constitution provides otherwise.

Further, where the proposed transaction has been or will be made with or for the benefit of or on behalf of a related company (i.e., the holding company, subsidiary or subsidiary of a common holding company), the director or chief executive officer is not deemed to be interested or to have been at any time interested in such transaction or proposed transaction by virtue of only being a director or chief executive officer (as the case may be) of the related corporation, unless the constitution provides otherwise.

Subject to specified exceptions, the SCA prohibits a Singapore company (other than an exempt private company) from, among others, (i) making a loan or a

Wave-Delaware	Wave-Singapore

quasi-loan to its directors or to directors of a related corporation, or giving a guarantee or security in connection with such a loan or quasi-loan, (ii) entering into a credit transaction as creditor for the benefit of its directors or the directors of a related corporation, or giving a guarantee or any security in connection with such a credit transaction, (iii) arranging an assignment to or assumption by the company of any rights, obligations or liabilities under a transaction which, if it had been entered into by the company, would have been a restricted transaction, and (iv) taking part in an arrangement under which another person enters into a transaction which, if entered into by the company, would have been a restricted transaction and such person obtains a benefit from the company or its related corporation pursuant thereto. Companies are also prohibited from entering into any of these transactions with the spouse or children (whether adopted or natural or stepchildren) of its directors.

Further, subject to specified exceptions, the SCA prohibits a company (other than an exempt private company) from making a loan or a quasi-loan to another company or a limited liability partnership or entering into any guarantee or providing any security in connection with a loan or a quasi-loan made to another company or a limited liability partnership by a person other than the first-mentioned company, entering into a credit transaction as a creditor for the benefit of another company or a limited liability partnership, or entering into any guarantee or provide any security in connection with a credit transaction entered into by any person for the benefit of another company or a limited liability partnership if a director or directors of the first-mentioned company is or together are interested in 20% or more of the total voting power in the other company or the limited liability partnership (as the case may be).

Such prohibition also applies to a loan or quasi-loan made by a company (other than an exempt private company), a credit transaction made by a company (other than an exempt private company) for the benefit of another company or limited liability partnership and a guarantee entered into or security provided by a company (other than an exempt private company) in connection with a loan or quasi-loan made by a person other than the first-mentioned company to another company or a limited liability partnership or with a credit transaction made for the benefit of another company or limited liability

Wave-Delaware	Wave-Singapore

partnership entered into by a person other than the first-mentioned company, where such other company or limited liability partnership is incorporated or formed (as the case may be) outside Singapore, if a director or directors of the first-mentioned company (a) is or together are interested in 20% or more of the total voting power in the other company or limited liability partnership or (b) in a case where the other company does not have a share capital, exercises or together exercise control over the other company whether by reason of having the power to appoint directors or otherwise.

The SCA also provides that an interest of a member of a director’s family (including spouse, son, adopted son, stepson, daughter, adopted daughter and stepdaughter) will be treated as an interest of the director.

Appraisal / Dissenters’ Rights

Under the DGCL, a stockholder of a corporation participating in some types of major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in such a transaction.	There are no equivalent provisions in Singapore under the SCA.

Forum Selection; Exclusive Jurisdiction

The Wave-Delaware amended and restated certificate of incorporation and amended and restated bylaws will provide that, unless Wave-Delaware consents in writing to the selection of an alternate forum, (a) the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction thereof, the federal district court for the State of Delaware or other state courts of the State of Delaware) will, to the fullest extent permitted by law, be the sole and exclusive forum for certain actions involving Wave-Delaware and its directors, officers and stockholders under Delaware law or relating to Wave-Delaware’s governing documents, as set out in the amended and restated certificate of incorporation and amended and restated bylaws; and (b) the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the U.S. Securities Act, and the rules and regulations promulgated thereunder.	There are no equivalent provisions in Singapore under the SCA or Wave-Singapore’s constitution.

THE SPECIAL MEETING

We are furnishing this proxy statement to the holders of our ordinary shares in connection with the solicitation of proxies by Wave-Singapore’s Board of Directors for use at a Special Meeting to consider the Scheme of Arrangement.

General

The Special Meeting will be conducted in accordance with the directions of the Singapore Court.

Time, Place and Date

The Special Meeting will be held on [ ], 2026 at [ ] Eastern time in person at 733 Concord Avenue, Cambridge, MA 02138.

Purpose of the Special Meeting

At the meeting, Wave-Singapore’s Board of Directors will ask the ordinary shareholders of Wave-Singapore to vote to approve the Scheme of Arrangement. If the Scheme of Arrangement is approved and becomes effective, it will effect the Transaction, pursuant to which your ordinary shares of Wave-Singapore will be transferred to Wave-Delaware and you will receive, one newly issued share of common stock of Wave-Delaware for each ordinary share of Wave-Singapore that has been transferred.

Wave-Singapore’s Board of Directors has unanimously approved the Scheme of Arrangement and recommends that you vote “FOR” the Wave Redomiciliation Proposal.

Record Date; Voting Rights; Votes Required for Approval

[ ], 2026 has been fixed as the Record Date for the Special Meeting.

Only holders of record of Wave-Singapore ordinary shares on the Record Date are entitled to notice of, and only the Scheme Shareholders as of the Record Date are entitled to vote at, the Special Meeting. You will not be the holder of record of shares that you hold “beneficially.” Instead, the depository (for example, CEDE as nominee for DTC) or other nominee will be the holder of record of such shares.

On the Record Date, approximately [ ] ordinary shares in the capital of Wave-Singapore were outstanding and entitled to be voted at the meeting. Each Wave-Singapore ordinary share entitles the holder to one vote.

At the Special Meeting, the presence, in person or by proxy, of at least two Scheme Shareholders as of the Record Date holding in aggregate at least a majority of all issued and outstanding ordinary shares entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Votes of shareholders of record who are present in person or represented by proxy at the Special Meeting, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists. A broker “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares. Accordingly, it is important for beneficial owners to follow their broker’s instructions for providing voting instructions.

Assuming the presence of a quorum, the affirmative vote of (i) a majority in number of the Scheme Shareholders present and voting, either in person or by proxy, at the Special Meeting and (ii) not less than 75% of the issued Wave-Singapore ordinary shares held by the Scheme Shareholders present and voting, either in person or by proxy, at the Special Meeting, is required for the approval of the Wave Redomiciliation Proposal.

Pursuant to the directions of the Singapore Court, for the purposes of determining the number of Wave-Singapore shareholders present and voting at the Special Meeting, Wave-Singapore ordinary shares that are deposited in book-entry form with The Depository Trust Company (“DTC”), and registered in the name of CEDE & Co. (“CEDE”) as nominee of DTC and holder of record in the Register of Members of Wave-Singapore, will be treated as follows:

•	CEDE shall be deemed not to be a Scheme Shareholder; and

•

each shareholder whose name appears on the register of DTC as a holder of Wave-Singapore ordinary shares (a “DTC Participant”) shall be deemed to be a Scheme Shareholder in respect of such number of Wave-Singapore ordinary shares held in its account under CEDE.

A Scheme Shareholder as of the Record Date for the Special Meeting, may vote in person at the Special Meeting or may appoint one (and not more than one) person, whether a Scheme Shareholder or not, as his or her proxy to attend and vote in his or her stead.

A Scheme Shareholder who is not a DTC Participant may only cast all the votes it uses at the Special Meeting (whether in person or by proxy) in one way, and may only:

•	vote all its Wave-Singapore ordinary shares “FOR” the Wave Redomiciliation Proposal;

•	vote all of its Wave-Singapore ordinary shares “AGAINST” the Wave Redomiciliation Proposal; or

•	abstain from voting in respect of all of its Wave-Singapore ordinary shares.

A Scheme Shareholder who is a DTC Participant need not vote the Wave-Singapore ordinary shares registered in its name in the same way. Accordingly, a DTC Participant may:

•	vote all or part of its Wave-Singapore ordinary shares “FOR” the Wave Redomiciliation Proposal, which part shall be counted as approving the Wave Redomiciliation Proposal;

•	vote all or part of its Wave-Singapore ordinary shares “AGAINST” the Wave Redomiciliation Proposal, which part shall be counted as against approving the Wave Redomiciliation Proposal; and/or

•

abstain from voting in respect of all or part of its Wave-Singapore ordinary shares, which part shall not be counted in determining the Wave-Singapore ordinary shares that are present and voting on the Wave Redomiciliation Proposal.

For purposes of determining whether the Wave Redomiciliation Proposal is approved by a majority in number of Scheme Shareholders:

•

Wave-Singapore shall treat each proxy duly appointed by each Scheme Shareholder who is not a DTC Participant and who casts a vote in respect of its shares for or against the Wave Redomiciliation Proposal as casting one (1) vote. Where a person has been appointed as proxy of more than one (1) Scheme Shareholder to vote at the Special Meeting, the votes of such person shall be counted as the votes of the number of appointing Scheme Shareholders;

•	where a Scheme Shareholder who is a DTC Participant casts votes both for and against the Wave Redomiciliation Proposal:

(i)

the DTC Participant shall be treated as casting one (1) vote in favor of the Wave Redomiciliation Proposal if the DTC Participant casts more votes for the Scheme of Arrangement than against the Scheme of Arrangement in aggregate, in respect of all ordinary shares of Wave-Singapore held by it;

(ii)

the DTC Participant shall be treated as casting one (1) vote against the Wave Redomiciliation Proposal if the DTC Participant casts more votes against the Wave Redomiciliation Proposal than for the Wave Redomiciliation Proposal in aggregate, in respect of all ordinary shares of Wave-Singapore held by it; and

(iii)

the DTC Participant shall be treated as casting one (1) vote for and one (1) vote against the Wave Redomiciliation Proposal if the DTC Participant casts equal votes for and against the Wave Redomiciliation Proposal in aggregate, in respect of all ordinary shares of Wave-Singapore held by it.

Each Scheme Shareholder represented in person or by proxy at the Special Meeting is entitled to one vote per Wave-Singapore ordinary share held as of the Record Date.

Holders of Wave-Singapore ordinary shares may file an objection with the Singapore Court against the approval of the Scheme of Arrangement, but no appraisal or dissenting rights are available to such holders in connection with a scheme of arrangement effected under Singapore law.

Our directors and executive officers have indicated that they intend to vote their Wave-Singapore ordinary shares in favor of the Wave Redomiciliation Proposal. On the Record Date, our current directors and executive officers and their affiliates beneficially owned [ ] Wave-Singapore ordinary shares, which is approximately [ ]% in the aggregate of the outstanding Wave-Singapore shares.

Proxies

A proxy card is being sent to each Wave-Singapore shareholder of record as of the Record Date. If you properly received a proxy card, you may grant a proxy to vote on the Wave Redomiciliation Proposal presented in one of the two ways which are explained below under “How You Can Vote.”

If you properly complete, sign and date the enclosed proxy card and timely send it to us or timely properly appoint your proxy over the Internet or by telephone, your proxy holder (one of the individuals named on the enclosed proxy card) will vote your Wave-Singapore shares as you have directed.

If you do not specify on the enclosed proxy card that is submitted (or when appointing your proxy over the Internet or by telephone) how you want to vote your Wave-Singapore shares, the proxy holders will vote them “FOR” the Wave Redomiciliation Proposal set forth in this proxy statement.

You may abstain on the Wave Redomiciliation Proposal by marking “ABSTAIN.”

An abstention or broker non-vote on the proposal to approve the Scheme of Arrangement has the effect of a vote not being cast with respect to the relevant shares. As a consequence, such shares will not be considered when determining whether the Wave Redomiciliation Proposal has received the required shareholder approval.

If you give us your proxy, you may change or revoke it at any time before or at the Special Meeting in any one of the following ways:

•

if you received a proxy card, by signing and submitting a new proxy card with a date later than your previously delivered proxy card, which must be received by Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 not less than 48 hours before the time fixed for the Special Meeting or within such other time as may be required by the Singapore Companies Act; or

•	by attending and voting at the Special Meeting in person. Any appointment of a proxy or proxies will be revoked if a shareholder of record attends and votes in person at the Special Meeting.

Your most current vote is the one that will be counted.

If you fail to submit a proxy card (if applicable) in the manner and within the period stated therein or if the proxy card (if applicable) is incomplete, improperly completed, illegible or where your true intentions are not ascertainable from the instructions specified in the proxy card (if applicable), you and your proxy (if applicable) may only be admitted to the Special Meeting at the discretion of the Chairperson of the Special Meeting. You will, nonetheless, be bound by the terms of the Scheme of Arrangement in the event that it becomes effective.

If you do not appoint a proxy and you do not vote at the Special Meeting, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the meeting in person or by proxy.

The accompanying proxy is being solicited on behalf of the Board of Directors of Wave-Singapore. We have hired Innisfree to assist in the distribution of proxy materials and the solicitation of proxies for an initial fee estimated at $25,000, plus reimbursement of out-of-pocket expenses. Innisfree will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. We will also reimburse brokers for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners or other persons for whom they hold Wave-Singapore ordinary shares. The directors, officers and employees of Wave-Singapore may also solicit proxies by personal interview, mail, email, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. Subject to applicable law, Wave-Singapore may also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their expenses for forwarding proxy materials to the beneficial owners of Wave-Singapore ordinary shares and in obtaining voting instructions from such beneficial owners. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.

How You Can Vote

If you are a Scheme Shareholder who is a Registered Holder as of the Record Date, you can vote your Wave-Singapore ordinary shares directly by attending the Special Meeting and casting your vote in person or by completing and returning a proxy card, which when properly executed and received by Wave-Singapore, will be voted at the Special Meeting in accordance with your instructions set forth in the proxy. By submitting your proxy card, you are legally authorizing another person to exercise all of your rights to attend, speak and vote your Wave-Singapore ordinary shares at the Special Meeting in accordance with your instructions.

If you hold Wave-Singapore ordinary shares through a broker or nominee, we recommend that you contact your broker or nominee directly for more information on the procedures by which your Wave-Singapore ordinary shares can be voted. Your broker or nominee will not be able to vote your Wave-Singapore ordinary shares unless it receives appropriate instructions from you.

All shares entitled to vote and represented by properly completed proxies received prior to the Special Meeting and not revoked will be voted at the Special Meeting in accordance with your instructions. If you are a Scheme Shareholder who is a Registered Holder as of the Record Date and you return a signed proxy card without indicating how your shares should be voted on a matter and do not revoke your proxy, the shares represented by your proxy will be voted as the Board recommends, and therefore, “FOR” the approval of the Wave Redomiciliation Proposal.

Any Scheme Shareholder entitled to vote at the Special Meeting that has submitted a proxy has the right to revoke his or her proxy at any time prior to voting at the Special Meeting by (i) submitting a subsequently dated proxy, which, if not delivered in person at the meeting, must be received by us no later than 48 hours before the appointed time of the meeting or (ii) by attending the meeting and voting in person. You can submit your subsequently dated proxy to Wave-Singapore at c/o Vote Processing, Broadridge, 51 Mercedes Way, Edgewood, NY 11717 not less than 48 hours before the time fixed for the Special Meeting or within such other time as may be required by the Singapore Companies Act. Attendance at the Special Meeting will not, by itself, revoke your proxy; you must elect to vote in person at the Special Meeting in order to revoke or change your vote. If you are a Scheme Shareholder who is a DTC Participant and would like to change your voting instruction, you should follow DTC’s or the relevant participant’s procedures for changing your vote instructions. If you hold ordinary shares in “street name” through a broker and would like to change your vote instruction, you should follow the directions provided by your broker. Most brokers provide means by which “street name” holder may vote by telephone or by Internet, as well as by signing and returning voting instructions.

If the Special Meeting is postponed or adjourned, as a Scheme Shareholder your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted.

Proxies received at any time before the Special Meeting, and not revoked or superseded before being voted, will be voted at the Special Meeting. A validly signed proxy will be voted in accordance with the specification.

Subject to space availability, all Wave-Singapore shareholders as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at [ ] Eastern time on [ ], 2026. Each Wave-Singapore shareholder, or their duly authorized representative, will be asked to present valid photo identification issued by a government agency, such as a driver’s license or passport and, if applicable, evidence of such person’s authorization to represent a Wave-Singapore shareholder.

If your Wave-Singapore ordinary shares are held in the name of a bank, broker, custodian, nominee or other holder of record and you plan to attend the Special Meeting, you must present proof of your beneficial ownership of Wave-Singapore ordinary shares, such as a recent bank or brokerage account statement, together with a form of personal identification and proof of address to be admitted to the Special Meeting.

Even if you establish proof of your beneficial ownership and/or have a valid admission ticket, you will not be entitled to vote at or otherwise participate in the meeting unless you are a Scheme Shareholder entitled to vote at the Special Meeting.

Validity

Paul Bolno (or failing him, Linda Rockett or failing her any other director of Wave-Singapore) has been appointed by the Singapore Court as Chairperson of the Special Meeting to preside at the Special Meeting and to report the voting results of the Special Meeting to the Singapore Court. The Chairperson of the Special Meeting will count the votes, determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting. His or her determination will be final and binding, provided, however, that such determination is subject to any decision made by a court of competent jurisdiction upon a lawful challenge to his or her determination.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our ordinary shares as of April 7, 2026 for (i) each named executive officer, (ii) each of our directors and nominees for director; (iii) all of our executive officers and directors as a group; and (iv) each person known to us to be the beneficial owner of more than 5% of our ordinary shares.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem ordinary shares that may be acquired by an individual or group within 60 days after April 7, 2026 pursuant to the exercise of options, the vesting of restricted share unit awards, or the exercise of the Pre-Funded Warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual or group shown in the table. Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all ordinary shares shown to be beneficially owned by them based on information provided to us by these shareholders. Percentage ownership is based on 192,353,438 ordinary shares of Wave-Singapore outstanding on April 7, 2026.

Name	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Beneficial Owned
5% Shareholders:
RA Capital Management, L.P.	34,225,506	17.15%
GSK plc	18,245,691	9.49%
FMR LLC.	15,020,983	7.81%
BlackRock, Inc.	10,017,783	5.21%
Adage Capital Partners, L.P.	9,786,061	5.09%
Directors and Named Executive Officers:
Paul B. Bolno, M.D., MBA	2,986,944	1.53%
Chandra Vargeese, Ph.D.	1,298,439	*
Kyle Moran, CFA	628,193	*
Christopher Francis, Ph.D.	167,347	*
Mark H. N. Corrigan, M.D.	151,460	*
Christian Henry	53,230	*
Peter Kolchinsky, Ph.D.	34,225,506	17.15%
Adrian Rawcliffe	98,230	*
Ken Takanashi	9,757,881	5.07%
Gregory L. Verdine, Ph.D.	576,214	*
Heidi Wagner	153,575	*
Aik Na Tan	57,150	*
All current directors and executive officers as a group (12 individuals)	50,154,169	24.44%

*	Represents beneficial ownership of less than 1%.
(1)	Amounts shown in the table above include securities held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account.
(2)	Ordinary shares are entitled to one vote per share and vote as a single class on all matters.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

Wave-Singapore Shareholder Proposals

To be considered for inclusion in the proxy statement relating to our 2026 Annual General Meeting of Shareholders (the “2026 AGM”), shareholder proposals (other than for director nominations) must have been received no later than February 23, 2026, and to be considered for presentation at our 2026 Annual General Meeting of Shareholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no later than May 9, 2026. Such shareholder proposals must be submitted along with proof of ownership of Wave-Singapore ordinary shares in accordance with Rule 14a-8(b)(2), to us at c/o Wave Life Sciences Ltd., Attention: General Counsel, 733 Concord Avenue, Cambridge, MA 02138. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.

If the Transaction is completed prior to the 2026 AGM, it is anticipated that Wave-Delaware’s shareholder meeting will be more than 30 days from the 2026 AGM such that the deadline for shareholder proposals will be a reasonable time before Wave-Delaware prints and distributes its proxy materials, in accordance with Rule 14a-8(e)(2). If the Transaction is completed after the 2026 AGM, Wave-Delaware will provide notice of its annual stockholder meeting in 2027 and solicit stockholder proposals in a subsequent filing with the SEC in accordance with Rule 14a-8 under the Exchange Act and the DGCL.

Shareholder proposals are also subject to the requirements of the Singapore Companies Act. Under Section 183 of the SCA, only (a) registered shareholders representing not less than 5% of the total voting rights of all the shareholders having at the date of requisition a right to vote at a meeting to which the requisition relates or (b) registered shareholders representing not less than 100 registered shareholders on which there has been paid up an average sum, per shareholder, of not less than 500 Singapore Dollars each may, at their expense, request that we include and give notice of their proposal for the 2026 AGM. Subject to satisfaction of the requirements of Section 183 of the Singapore Companies Act, any such requisition must be signed by all the shareholders making the request and be deposited at our registered office at 7 Straits View #12-00, Marina One East Tower, Singapore 018936, at least six weeks prior to the date of the 2026 AGM in the case of a request requiring notice of a resolution, or at least one week prior to the date of the 2026 AGM in the case of any other request. In addition to the 2026 AGM, the Board of Directors of Wave-Singapore may convene a meeting of our shareholders whenever they think fit and they must do so upon the written request of shareholders holding not less than 10% of the total number of paid-up shares (excluding any treasury shares) as of the date of deposit of the requisition carrying the right to vote at general meetings, failing which the requisitioning shareholders, or any of them holding more than 50% of the voting rights represented by the requisitioning shareholders, may themselves proceed to convene a meeting in compliance with Section 176 of the Singapore Companies Act. In addition, two or more shareholders holding not less than 10% of our total number of issued shares (excluding any treasury shares) may call a meeting of our shareholders.

Wave-Delaware Stockholder Proposals

Assuming consummation of the Transaction, Wave-Delaware stockholders will be entitled to present proposals for consideration at forthcoming Wave-Delaware stockholder meetings provided that they comply with the proxy rules promulgated by the SEC, the amended and restated certificate of incorporation and the amended and restated bylaws of Wave-Delaware and the DGCL.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The broker, bank or other nominee for any shareholder who is a beneficial owner, but not the record holder, of our shares may deliver only one copy of the proxy statement and the accompanying documents being delivered therewith, to multiple shareholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the proxy statement and the accompanying documents being delivered therewith, to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of the proxy statement and the accompanying documents being delivered therewith, or our proxy statement or Annual Report on Form 10-K in the future, should submit their request to us by written request via mail to Investor Relations, Wave Life Sciences Ltd., 733 Concord Avenue, Cambridge, MA 02138 or via email to InvestorRelations@wavelifesci.com or via oral request at 617-949-4827. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. These SEC filings are also available to the public on the SEC’s website at: http://www.sec.gov.

Our website is located at https://wavelifesciences.com. Wave-Singapore’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC are available, free of charge, through this website as soon as reasonably practicable after those reports or filings are electronically filed with or furnished to the SEC. Information on our website or any other website is not incorporated by reference in this proxy statement and does not constitute a part of this proxy statement.

SEC rules and regulations permit us to “incorporate by reference” the information we file with the SEC. This means that we can disclose important information to you by referring you to those documents. Some documents or information, such as that called for by Items 2.02 or 7.01 of Form 8-K, are deemed furnished and not filed in accordance with SEC rules. None of those documents and none of that information is incorporated by reference into this proxy statement. The information incorporated by reference is considered to be part of this proxy statement. Information that we file later with the SEC will automatically update and supersede this information.

We incorporate by reference the documents listed below (copies of which are being delivered to you with this proxy statement) and any subsequent filings we will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (excluding any information “furnished” but not “filed”) following the date of this document, but prior to the date of the meeting. The documents incorporated by reference are:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2025; and

•	our Current Reports on Form 8-K filed with the SEC on February 26, 2026 and March 26, 2026, except, in each case, for any information therein furnished under Items 2.02 or 7.01.

You may request a free copy of the above filings or any filings subsequently incorporated by reference into this proxy statement (other than any exhibits to such filings not specifically incorporated by reference) by writing or calling:

Investor Relations, Wave Life Sciences Ltd.

733 Concord Avenue

Cambridge, MA 02138

U.S.A.

Email: InvestorRelations@wavelifesci.com

In order to ensure timely delivery of these documents before the Special Meeting, you should make such request by [ ] [ ], 2026.

We have not authorized anyone to give any information or make any representation about the Transaction or about us that differs from or adds to the information in this proxy statement or in the documents incorporated by reference. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this proxy statement or in the documents incorporated by reference.

The information contained in this proxy statement speaks only as of the date on the cover, unless the information specifically indicates that another date applies.

Annex A

IN THE GENERAL DIVISION OF THE HIGH COURT

OF THE REPUBLIC OF SINGAPORE

Case No.: HC/OA [___]/2026

In the Matter of Section 210 of the

Companies Act 1967

And

In the matter of Wave Life Sciences Ltd.

Wave Life Sciences Ltd.

(Singapore UEN No.: 201218209G)

…Applicant

SCHEME OF ARRANGEMENT

Under Section 210 of the Companies Act 1967

Between

Wave Life Sciences Ltd.,

a public company limited by shares incorporated under the laws of the Republic of Singapore,

And

Shareholders

(as defined herein)

And

Wave Life Sciences, Inc., a Delaware corporation

DEFINITIONS

In this Scheme (as defined below), the following definitions shall apply throughout unless the context otherwise requires:

“CEDE”	:	CEDE & Co., as nominee of DTC

“Companies Act”	:	Companies Act 1967 of Singapore

“Company” or “Wave-Singapore”	:	Wave Life Sciences Ltd., a public company limited by shares incorporated under the laws of the Republic of Singapore

“Court”	:	The General Division of the High Court of the Republic of Singapore, or where applicable on appeal, the Appellate Division of the High Court of the Republic of Singapore and/or the Court of Appeal of the Republic of Singapore

“DTC”	:	The Depository Trust Company

“Encumbrances”	:	any liens, equities, mortgages, charges, encumbrances, security interests, hypothecations, easements, pledges, title retention, trust arrangement, hire purchase, judgment, preferential right, rights of pre-emption and other rights or interests conferring security or similar rights in favour of a third party

“Effective Date”	:	The date on which the Scheme, if approved, becomes effective in accordance with its terms, and which date shall, in any event, be no later than the Long-Stop Date

“Effective Time”	:	The time on the Effective Date at which the Scheme becomes effective in accordance with its terms

“Entitled Shareholders”	:	Shareholders of record as at the Effective Time

“Exchange Agent”	:	A nationally-recognized U.S. financial institution appointed by Wave-Delaware to act as exchange agent in the Scheme

“Implementation Agreement”	:	The implementation agreement dated 15 April 2026 entered into between the Company and Wave-Delaware

“Latest Practicable Date”	:	[•], being the latest practicable date prior to the printing of the document containing this Scheme for the purpose of ascertaining certain information for inclusion herein

“Long-Stop Date”	:	Has the meaning ascribed to it in the Implementation Agreement

“Scheme”	:	This scheme of arrangement under Section 210 of the Companies Act, in its present form or with or subject to any modification thereof or amendment or addition thereto in accordance with its terms or condition(s) approved or imposed by the Court

“Scheme Consideration”	:	In respect of each Wave-Singapore Share transferred by an Entitled Shareholder (either directly or in the name of CEDE) to Wave-Delaware in accordance with the terms of this Scheme, one fully paid share of common stock, par value $0.001 per share, of Wave-Delaware (the “Wave-Delaware Common Stock”) to be issued to each Entitled Shareholder (either directly or to be held in the name of CEDE) on a share-for-share basis

“Shareholders”	:	Holders of Wave-Singapore Shares

“Taxes”	:	All forms of taxation and statutory, governmental, federal, state, provincial, local or municipal impositions, duties, contributions and levies of any kind, including income, withholding, stamp, goods and services tax and any other form of value-added tax, in each case whether of Singapore, the United States or elsewhere in the world, and all penalties, charges, costs, additions and interest relating thereto

“Wave Certificates”	:	Existing share certificates representing a holding of Wave-Singapore Shares by any holder of Wave-Singapore Shares, as at the Effective Time

“Wave-Delaware”	:	Wave Life Sciences, Inc., a Delaware corporation

“Wave-Singapore Shares”	:	Issued and paid-up ordinary shares in the capital of the Company

Expressions. Words importing the singular shall, where applicable, include the plural and vice versa and words indicating a specific gender shall, where applicable, include the other genders (male, female or neuter). References to persons shall, where applicable, include corporations.

Headings. The headings in this Scheme are inserted for convenience only and shall be ignored in construing this Scheme.

Rounding. Any discrepancies in the figures included in this Scheme between the listed amounts and the totals thereof are due to rounding. Accordingly, figures shown in totals in this Scheme may not be an arithmetic aggregation of the figures that precede them.

Shareholders. The term “Shareholder”, in relation to any Wave-Singapore Share, includes a person entitled to that Wave-Singapore Share by transmission. References to “you”, “your” and “yours” in this Scheme are, as the context so determines, to Entitled Shareholders (including persons whose shares are held in the name of CEDE).

Statutes. Any reference in this Scheme to any enactment or statutory provision is a reference to that enactment or statutory provision as for the time being amended, modified, supplemented or re-enacted. Any word defined under the Companies Act, or any modification thereof and not otherwise defined in this Scheme shall, where applicable, have the meaning ascribed to that word under the Companies Act, or that modification, as the case may be, unless the context otherwise requires.

Time and Date. Any reference to a time of day and date in this Scheme shall be a reference to Singapore time of day and date respectively, unless otherwise specified.

RECITALS

(A)

The Company was incorporated in Singapore on 23 July 2012 and has been listed on the Nasdaq Global Market since 11 November 2015. As at the Latest Practicable Date, the Company has an issued share capital comprising [•] Wave-Singapore Shares.

(B)

The primary purpose of this Scheme is the transfer by Shareholders who hold Wave-Singapore Shares to Wave-Delaware, in consideration for the issuance of the Scheme Consideration to such Shareholders by Wave-Delaware.

(C)	The Company and Wave-Delaware have entered into the Implementation Agreement to set out their respective rights and obligations with respect to, inter alia, this Scheme and the implementation thereof.

(D)

Each of the Company and Wave-Delaware has agreed to appear by legal counsel at the hearing of the Originating Application to approve this Scheme, and to consent thereto, and to undertake to the Court to be bound thereby and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme.

PART I

SCHEME CONDITIONS

1.	This Scheme is conditional upon:

(a)	each condition precedent set out in Clause 3.1 of the Implementation Agreement being satisfied; and

(b)	the Implementation Agreement not having been terminated in accordance with its terms.

PART II

TRANSFER OF SHARES

2.

With effect from the Effective Date, upon the effectiveness of the Scheme, all outstanding Wave-Singapore Shares will be transferred to Wave-Delaware, fully paid, free from all Encumbrances and together with all rights, benefits and entitlements as at the Effective Date and thereafter attaching thereto, including the right to receive and retain all dividends, rights and other distributions (if any) declared by the Company on or after the Effective Date.

3.

For the purposes of giving effect to the transfer of the Wave-Singapore Shares provided for in Clause 2 of this Scheme, the Company shall authorise any person to execute or effect on behalf of all the Entitled Shareholders as well as on behalf of CEDE, an instrument or instruction of transfer of all the Wave-Singapore Shares held by such Entitled Shareholders (whether directly or held in the name of CEDE), and every such instrument or instruction of transfer so executed shall be effective as if it had been executed by such Entitled Shareholders and by CEDE respectively.

PART III

SCHEME CONSIDERATION

4.

At or immediately after the Effective Time and subject to and upon the terms and conditions of the Implementation Agreement and the applicable provisions of the Companies Act, in consideration for the transfer of the Wave-Singapore Shares and provided for in Clause 2 of this Scheme, Wave-Delaware shall issue to each Entitled Shareholder the Scheme Consideration for each Wave-Singapore Share transferred by that Entitled Shareholder to Wave-Delaware.

5.

At or immediately after the Effective Time, Wave-Delaware shall deposit with the Exchange Agent, acting as exchange agent and solely for the account and benefit of the Entitled Shareholders, book entry shares representing the full number of shares of Wave-Delaware Common Stock to be issued as the Scheme Consideration (the “Wave Consideration Fund”).

6.

Promptly after the Effective Time, Wave-Delaware shall cause the Exchange Agent to mail to each holder of Wave-Singapore Shares who is a holder of record of Wave Certificates: (i) a letter of transmittal in customary form and (ii) instructions for use in effecting the surrender of the Wave Certificates in exchange for payment of the Scheme Consideration, the form and substance of which letter of transmittal and instructions shall be in a form prepared by Wave-Delaware. Upon surrender of a Wave Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and with such other documents as may be required pursuant to such instructions, the holder of such Wave Certificate shall be entitled to receive in exchange therefor, subject to any required withholding of Taxes, the applicable Scheme Consideration, and the Wave Certificate so surrendered shall forthwith be cancelled.

7.

No interest will be paid to holders of Wave Certificates in connection with, or accrued on, the Scheme Consideration. If any Scheme Consideration is to be paid to a person other than a person in whose name the Wave Certificate surrendered in exchange therefor is registered, it shall be a condition of such exchange that the person requesting such exchange shall pay to the Exchange Agent any transfer or other Taxes required by reason of payment of the Scheme Consideration to a person other than the registered holder of the Wave Certificate surrendered, or shall establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not applicable.

8.

Promptly following the deposit of the Wave Consideration Fund with the Exchange Agent, Wave-Delaware shall cause the Exchange Agent to deliver the Scheme Consideration to holders of Wave-Singapore Shares held in uncertificated book-entry form without any further action on the part of such holders. With respect to Wave-Singapore Shares held in uncertificated book-entry form, the Scheme Consideration shall only be registered in the name of the person in whose name the Wave-Singapore Shares are registered in such book entries.

9.

The issuance of the Scheme Consideration by Wave-Delaware to each Entitled Shareholder in accordance with the terms of this Scheme shall discharge Wave-Delaware and the Company from any liability in respect of the consideration for the Wave-Singapore Shares.

10.

Any portion of the Wave Consideration Fund deposited with the Exchange Agent that has not been transferred to the Entitled Shareholders for 90 calendar days after the Effective Time shall (upon request by Wave-Delaware) be delivered to Wave-Delaware, and any holder of Wave Certificates shall thereafter look only to Wave-Delaware for payment of the Scheme Consideration, without any interest thereon.

11.	On and from the Effective Time, each existing Wave Certificate representing a holding of Wave-Singapore Shares will cease to be evidence of title of the Wave-Singapore Shares represented thereby.

12.

The Shareholders will be notified of the procedures to submit the Wave Certificates to the address of the Share Registrar, Computershare Trust Company, N.A. at P.O. Box 43014, Providence, RI 02940-3014 as soon as possible.

PART IV

EFFECTIVE DATE

13.

Subject to the satisfaction of the Scheme Conditions set out in Clause 1 of this Scheme, this Scheme shall become effective and binding upon a copy of the order of the Court approving this Scheme under Section 210 of the Companies Act being duly lodged with the Accounting and Corporate Regulatory Authority of Singapore for registration.

14.

Unless this Scheme shall have become effective and binding as aforesaid on or before the Long-Stop Date (or such other date as the Court on the application of the Company or Wave-Delaware, may allow), this Scheme shall lapse.

15.

The Company and Wave-Delaware may jointly consent, for and on behalf of all concerned, to any modification of, or amendment to, this Scheme or to any condition which the Court may think fit to approve or impose.

16.

In the event that the Scheme does not become effective and binding for any reason, the expenses and costs incurred by the Company in connection with the Scheme will be paid out of the assets of the Company.

17.

This Scheme shall be governed by, and construed in accordance with, the laws of Singapore, and the Company, Wave-Delaware and the Shareholders submit to the non-exclusive jurisdiction of the courts of Singapore. A person who is not a party to this Scheme has no rights under the Contracts (Rights of Third Parties) Act 2001 of Singapore, to enforce any term or provision of this Scheme.

Dated [_________], 2026

Annex B

IMPLEMENTATION AGREEMENT

THIS AGREEMENT is made on April 15, 2026.

BETWEEN:

(1)	WAVE LIFE SCIENCES, INC., a company incorporated under the laws of Delaware and having its registered office at 1209 Orange Street, Wilmington, DE 19801, U.S.A. (“Wave-Delaware”); and

(2)

WAVE LIFE SCIENCES LTD. (Company Registration Number: 201218209G), a company incorporated in Singapore and having its registered office at 7 Straits View #12 00, Marina One East Tower, Singapore 018936 (the “Company”),

(each, a “Party” and collectively, the “Parties”).

WHEREAS:

The Company proposes to cause the transfer of all the issued ordinary shares in the capital of the Company (the “Wave-Singapore Ordinary Shares”) to Wave-Delaware by way of a scheme of arrangement (the “Redomiciliation”) in accordance with Section 210 of the Companies Act 1967 of Singapore (the “Companies Act”), Wave-Delaware and the Company have agreed in good faith to implement the Redomiciliation upon and subject to the terms and conditions of this Agreement, and, effective one day following the Redomiciliation, the Company will file a U.S. Internal Revenue Service Form 8832, Entity Classification Election, to elect to be classified as a disregarded entity for U.S. federal income tax purposes (the “U.S. Tax Election”).

NOW IT IS HEREBY AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Agreement and the Schedules, unless the context otherwise requires:

“ACRA” means the Accounting and Corporate Regulatory Authority of Singapore;

“Alternate Consideration” has the meaning ascribed to it under the Pre-Funded Warrant Agreements;

“Business Day” means a day (excluding Saturdays, Sundays and gazetted public holidays) on which commercial banks are open for business in the State of Massachusetts and the Republic of Singapore;

“CEDE” shall have the meaning ascribed to it in Clause 8.1.2;

“Companies Act” shall have the meaning ascribed to it in the Recital;

“Company” shall have the meaning ascribed to it in the Recital;

“Consideration” shall have the meaning ascribed to it in Clause 4.2;

“Converted Wave-Delaware Option” shall have the meaning ascribed to it in Clause 5.1;

“Converted Wave-Delaware PSUs” shall have the meaning ascribed to it in Clause 5.2;

“Converted Wave-Delaware RSUs” shall have the meaning ascribed to it in Clause 5.2;

“Court” means the General Division of the High Court of the Republic of Singapore, or where applicable on appeal, the Appellate Division of the High Court of the Republic of Singapore and/or the Court of Appeal of the Republic of Singapore;

“Court Order” means the order of the Court approving the Redomiciliation under Section 210 of the Companies Act;

1

“Effective Date” means the date on which the Redomiciliation becomes effective in accordance with Clause 4.4 of this Agreement and Section 210(5) of the Companies Act, and which date shall, in any event, be no later than the Long-Stop Date;

“Effective Time” means the time on the Effective Date at which the Court Order is lodged with ACRA;

“Encumbrances” means any liens, equities, mortgages, charges, encumbrances, security interests, hypothecations, easements, pledges, title retention, trust arrangement, hire purchase, judgment, preferential right, rights of pre-emption and other rights or interests conferring security or similar rights in favour of a third party;

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

“Exchange Agent” shall have the meaning ascribed to it in Clause 4.6.1;

“Governmental Agency” means any international, national, federal, state, provincial or local government or governmental, semi-governmental, administrative, regulatory, fiscal or judicial agency, authority, body, commission, department, exchange, tribunal or entity;

“Holder” has the meaning ascribed to it under the Pre-Funded Warrant Agreements;

“Law” means any federal, state, local or foreign law (including common law), statute, ordinance, regulation, judgment, order, decree, injunction, arbitration award, franchise, license, agency requirement or permit of any Governmental Agency;

“Long-Stop Date” means December 31, 2026;

“Nasdaq” means the Nasdaq Global Market;

“Pre-Funded Warrant Agreements” means each Pre-Funded Warrant to Purchase Ordinary Shares, originally issued by the Company on June 16, 2022, September 27, 2024 or December 11, 2025;

“Proxy Statement” means the definitive proxy statement (including any amendment or supplement thereto) relating to the Redomiciliation and this Agreement to be sent by the Company to the Shareholders relating to the Special Meeting;

“Redomiciliation” shall have the meaning ascribed to it in the Recital;

“Right” shall have the meaning ascribed to it in Clause 10.6;

“SEC” means the United States Securities and Exchange Commission;

“Shareholders” means the holders of Wave-Singapore Ordinary Shares;

“Special Meeting” means the meeting of the Shareholders to be convened pursuant to the order of the Court, to approve the Redomiciliation and any adjournment thereof;

“Taxes” or “Taxation” means all forms of taxation and statutory, governmental, federal, state, provincial, local or municipal impositions, duties, contributions and levies of any kind, including income, withholding, stamp, goods and services tax and any other form of value-added tax, in each case whether of Singapore, the United States or elsewhere in the world, and all penalties, charges, costs, additions and interest relating thereto;

“U.S. Tax Election” shall have the meaning ascribed to it in the Recital;

“Wave-Delaware” shall have the meaning ascribed to it in the Recital;

“Wave Certificate” shall have the meaning ascribed to it in Clause 4.3;

“Wave Consideration Fund” shall have the meaning ascribed to it in Clause 4.6.1;

“Wave-Delaware Common Shares” means the shares of common stock, par value $0.001 per share, of Wave-Delaware;

2

“Wave Equity Plans” means (i) The Wave Life Sciences Ltd. 2021 Equity Incentive Plan, (ii) The Wave Life Sciences Ltd. 2014 Equity Incentive Plan, (iii) each individual Wave Life Sciences Ltd. Nasdaq Inducement Restricted Share Unit Award Grant Notice and Nasdaq Inducement Restricted Share Unit Agreement that is outstanding immediately prior to the Effective Time and (iv) each individual Wave Life Sciences Ltd. Nasdaq Inducement Non-qualified Share Option Grant Notice and Nasdaq Inducement Non-qualified Share Option Agreement that is outstanding immediately prior to the Effective Time , each as amended to date;

“Wave-Singapore ESPP” means the Wave Life Sciences Ltd. Employee Share Purchase Plan, as amended;

“Wave-Singapore ESPP Award” shall have the meaning ascribed to it in Clause 5.4;

“Wave-Singapore Ordinary Shares” shall have the meaning ascribed to it in the Recital;

“Wave-Singapore PSU Award” means a performance share unit denominated in Wave-Singapore Ordinary Shares granted pursuant to one of the Wave Equity Plans;

“Wave-Singapore RSU Award” means a restricted share unit award denominated in Wave-Singapore Ordinary Shares granted pursuant to one of the Wave Equity Plans;

“Wave-Singapore Share Option” means an option to purchase Wave-Singapore Ordinary Shares granted pursuant to one of the Wave Equity Plans;

“Warranties” means the representations, warranties, covenants and undertakings made by Wave-Delaware in Schedule 1 or the representations, warranties, covenants and undertakings made by the Company in Schedule 2 (as the case may be) and “Warranty” means any one of them; and

“%” means per centum or percentage.

1.2	Modification etc. of Statutes. Any reference in this Agreement to a statutory provision shall include

1.2.1	that statute or provision as from time to time modified, re-enacted or consolidated whether before or after the date of this Agreement;

1.2.2	any past statute or statutory provision (as from time to time modified, re-enacted or consolidated) which that statute or provision has directly or indirectly replaced; and

1.2.3	any subsidiary or subordinate legislation made from time to time under that statute or statutory provision which is in force at the date of this Agreement,

except to the extent that any statute, statutory provision or subsidiary or subordinate legislation made or enacted after the date of this Agreement would create or increase a liability of either Party under this Agreement.

1.3	Singular, Plural, Gender. References to one gender include all genders and references to the singular include the plural and vice versa.

1.4

References to Persons. References to a person include any company, limited liability partnership, partnership, business trust or unincorporated association (whether or not having separate legal personality).

1.5	Companies Act. The words “company”, “corporation”, and “subsidiary” shall have the same meanings in this Agreement as their respective definitions in the Companies Act.

1.6	Interpretation Act. The Interpretation Act 1965 of Singapore shall apply to this Agreement in the same way as it applies to an enactment.

1.7

Clauses, Schedules etc.. References to this Agreement shall include any Recitals and Schedules to it and references to Clauses and Schedules are to Clauses of, and Schedules to, this Agreement. References to paragraphs and Parts are to paragraphs and parts of the Schedules.

1.8	Headings. Headings shall be ignored in interpreting this Agreement.

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1.9

Construction. Unless a contrary indication appears, a reference in this Agreement to “including” shall not be construed restrictively but shall mean “including without prejudice to the generality of the foregoing” and “including, but without limitation”.

1.10	Miscellaneous.

1.10.1	In this Agreement, a reference to:

(i)	“this Agreement” includes all amendments, additions, and variations thereto agreed between the Parties;

(ii)	“month” is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next succeeding calendar month; and

(iii)	the words “written” and “in writing” include any means of visible reproduction.

1.10.2

Any thing or obligation to be done under this Agreement which requires or falls to be done on a stipulated day, shall be done on the next succeeding Business Day, if the day upon which that thing or obligation to be done falls on a day which is not a Business Day.

2.	AGREEMENT TO PROCEED WITH THE REDOMICILIATION

The Parties hereby agree to effect the Redomiciliation upon the terms and subject to the conditions of this Agreement.

3.	CONDITIONS PRECEDENT

3.1	Conditions. The Redomiciliation is conditional upon the following:

3.1.1	Shareholders’ Approval: the approval of the Redomiciliation by the Shareholders in compliance with the requirements under Section 210(3AB) of the Companies Act having been obtained;

3.1.2	Court Order: the grant of the Court Order by the Court;

3.1.3	ACRA Lodgement: the lodgement of the Court Order with ACRA in accordance with Section 210(5) of the Companies Act; and

3.1.4

No Prohibitions: between the date of this Agreement and immediately prior to the Effective Time, (a) no statute, rule or regulation is enacted or promulgated by any governmental entity of competent jurisdiction which prohibits or makes illegal the consummation of the Redomiciliation and (b) no order or injunction of a court of competent jurisdiction shall be in effect that prevents the consummation of the Redomiciliation.

3.2	Non-Satisfaction/Waiver. The Parties agree that none of the conditions precedent in Clause 3.1 are capable of being waived by either or both Parties.

3.3

All Actions. Subject to the terms and conditions provided in this Agreement, each Party agrees to use its reasonable efforts to take, or cause to be taken, all actions and to use its reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective the transactions contemplated under this Agreement and the Redomiciliation.

4.	THE REDOMICILIATION

4.1

Redomiciliation. The Parties agree that the Redomiciliation will involve, inter alia, the transfer of all the outstanding Wave-Singapore Ordinary Shares to Wave-Delaware, fully paid, free from all Encumbrances and together with all rights, benefits and entitlements as at the Effective Date and thereafter attaching thereto, including the right to receive and retain all dividends, rights and other distributions (if any) declared by the Company on or after the Effective Date. On the Effective Date, upon the effectiveness of the Redomiciliation, Wave-Delaware will hold 100% of the Wave-Singapore Ordinary Shares.

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4.2

Redomiciliation Consideration. The consideration to be paid by Wave-Delaware to the Shareholders as at the Effective Time, for their Wave-Singapore Ordinary Shares pursuant to the Redomiciliation shall be one fully paid Wave-Delaware Common Share for each such Wave-Singapore Ordinary Share (the “Consideration”).

4.3

Wave-Singapore Ordinary Shares. From and after the Effective Time, each existing share certificate representing a holding of Wave-Singapore Ordinary Shares by or on behalf of the Shareholders (a “Wave Certificate”) and each existing Wave-Singapore Ordinary Share held in uncertificated book-entry form will cease to be evidence of title of the Wave-Singapore Ordinary Shares represented by such certificate or book-entry notation and Wave-Delaware shall issue to each Shareholder the Wave-Delaware Common Shares issuable in exchange therefor.

4.4

Effective Date. The Redomiciliation shall become effective upon the lodgement of the Court Order with ACRA. At the Effective Time, all of the issued Wave-Singapore Ordinary Shares will be transferred to Wave-Delaware, fully paid, free from all Encumbrances and together with all rights, benefits and entitlements attaching thereto as at such date and thereafter attaching thereto.

4.5

Directors and Officers. The directors of the Company immediately before the Effective Time shall, from and after the Effective Time, become the directors of Wave-Delaware until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with applicable Laws. The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of Wave-Delaware until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with applicable Laws.

4.6	Exchange Procedures for Wave-Singapore Ordinary Shares

4.6.1

Prior to the Effective Time, Wave-Delaware will designate a nationally-recognized U.S. financial institution to act as exchange agent in the Redomiciliation (the “Exchange Agent”). At or immediately after the Effective Time, Wave-Delaware shall deposit with the Exchange Agent, acting as exchange agent and solely for the account and benefit of the Shareholders, for exchange in accordance with Clauses 4.2 and 4.3, book entry shares representing the full number of Wave-Delaware Common Shares issuable pursuant to Clauses 4.2 and 4.3 in exchange for outstanding Wave-Singapore Ordinary Shares (such Wave-Delaware Common Shares, the “Wave Consideration Fund”).

4.6.2

Promptly following the Effective Time, Wave-Delaware shall cause the Exchange Agent to mail to each Shareholder who is a holder of record of Wave Certificates whose shares were converted into the right to receive the Consideration pursuant to Clauses 4.2 and 4.3: (i) a letter of transmittal in customary form and (ii) instructions for use in effecting the surrender of the Wave Certificates in exchange for payment of the Consideration, the form and substance of which letter of transmittal and instructions shall be in a form prepared by Wave-Delaware. Upon surrender of a Wave Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and with such other documents as may be required pursuant to such instructions, the holder of such Wave Certificate shall be entitled to receive in exchange therefor, subject to any required withholding of Taxes, the applicable Consideration pursuant to the provisions of this Clause 4 and Clause 5.7, and the Wave Certificate so surrendered shall forthwith be cancelled. No interest will be paid to holders of Wave Certificates in connection with, or accrued on, the Consideration. If any Consideration is to be paid to a person other than a person in whose name the Wave Certificate surrendered in exchange therefor is registered, it shall be a condition of such exchange that the person requesting such exchange shall pay to the Exchange Agent any transfer or other Taxes required by reason of payment of the Consideration to a person other than the registered holder of the Wave Certificate surrendered, or shall establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not applicable. Promptly following the deposit of the Wave Consideration Fund with the Exchange Agent, Wave-Delaware shall cause the Exchange Agent to deliver the Consideration to holders of

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Wave-Singapore Ordinary Shares held in uncertificated book-entry form without any further action on the part of such Shareholders. With respect to Wave-Singapore Ordinary Shares held in uncertificated book-entry form, the Consideration shall only be registered in the name of the person in whose name the Wave-Singapore Ordinary Shares are registered.

4.6.3

At and after the Effective Time, there shall be no transfers registered in the register of members of the Company of Wave-Singapore Ordinary Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Wave Certificates are presented to Wave-Delaware, the Company or the Exchange Agent for any reason, they shall be cancelled and exchanged for the applicable Consideration pursuant to this Clause 4, except as otherwise provided by applicable Laws.

4.6.4

Any portion of the Wave Consideration Fund that remains unclaimed by the Shareholders at least ninety calendar days after the Effective Time shall (upon request by Wave-Delaware) be delivered to Wave-Delaware. Any holders of Wave Certificates who have not theretofore complied with this Clause 4 with respect to such Wave Certificates shall thereafter (subject to applicable abandoned property, escheat or similar laws) look only to Wave-Delaware for payment of their claim for the Consideration in respect thereof.

4.6.5

Notwithstanding anything herein to the contrary, neither the Exchange Agent nor any party hereto shall be liable to any person in respect of Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Wave Certificate shall not have been surrendered or transferred prior to the date on which any Consideration in respect thereof would otherwise escheat to or become the property of any Governmental Agency pursuant to applicable Laws, any Consideration in respect of such Wave Certificate shall, to the extent permitted by applicable Law, become the property of Wave-Delaware.

4.6.6

If any Wave Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact (such affidavit shall be in a form reasonably satisfactory to Wave-Delaware and the Exchange Agent) by the person claiming such certificate to be lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Wave Certificate, the Consideration to which such person is entitled in respect of such Wave Certificate pursuant to this Clause 4; provided, however, that Wave-Delaware may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Wave Certificate to deliver a bond in such reasonable and customary amount as Wave-Delaware may direct as indemnity against any claim that may be made against Wave-Delaware, the Company or the Exchange Agent with respect to the Wave Certificate alleged to have been lost, stolen or destroyed.

4.6.7

No dividends or other distributions, if any, with respect to Wave-Delaware Common Shares with a record date after the Effective Time shall be paid to the holder of any Wave Certificate representing Wave-Singapore Ordinary Shares as at the Effective Time until the surrender of such Wave Certificate in accordance with this Clause 4. Subject to applicable Laws, following surrender of any such Wave Certificate, if applicable, there shall be paid to the holder of the Wave-Delaware Common Shares issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions, if any, with a record date after the Effective Time theretofore paid with respect to such whole Wave-Delaware Common Shares and (ii) at the appropriate payment date, the amount of dividends or other distributions, if any, with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to Wave-Delaware Common Shares.

5.	WAVE EQUITY AWARDS

5.1

At the Effective Time, each Wave-Singapore Share Option outstanding immediately prior to the Effective Time shall, without any further action on the part of any holder thereof, be assumed by Wave-Delaware and converted into an option to purchase the same number of Wave-Delaware Common Shares as the number of Wave-Singapore Ordinary Shares subject to such Wave-Singapore Share Option immediately prior to the Effective Time at the same exercise price per Wave-Delaware Share as the per share exercise price for the Wave-Singapore Ordinary Shares applicable to such

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Wave-Singapore Share Option immediately prior to the Effective Time (each, as so adjusted, a “Converted Wave-Delaware Option”). Subject to applicable Laws, the Converted Wave-Delaware Options shall continue to have, and shall be subject to, the same terms and conditions (including any applicable vesting and change in control provisions, provided that in no event shall this transaction constitute a change in control for the purposes of such provisions) that applied to the Wave-Singapore Share Options immediately prior to the Effective Time.

5.2

At the Effective Time, each Wave-Singapore RSU Award outstanding immediately prior to the Effective Time shall, without any further action on the part of any holder thereof, be assumed by Wave-Delaware and converted into an award of restricted share units over that number of Wave-Delaware Common Shares (“Converted Wave-Delaware RSUs”) equal to the number of Wave-Singapore Ordinary Shares underlying such Wave-Singapore RSU Award immediately prior to the Effective Time. Subject to applicable Laws, the Converted Wave-Delaware RSUs shall continue to have, and shall be subject to, the same terms and conditions (including any applicable vesting and change in control provisions, provided that in no event shall this transaction constitute a change in control for the purposes of such provisions) that applied to the Wave-Singapore RSU Awards immediately prior to the Effective Time.

5.3

At the Effective Time, each Wave-Singapore PSU Award outstanding immediately prior to the Effective Time shall, without any further action on the part of any holder thereof, be assumed by Wave-Delaware and converted into an award consisting of that number of performance share units of Wave-Delaware (“Converted Wave-Delaware PSUs”) equal to the number of performance share units underlying such Wave-Singapore PSU Award, and the number of Wave-Delaware Common Shares issuable upon vesting of each Converted Wave-Delaware PSU shall be equal to the number of Wave-Singapore Ordinary Shares issuable upon vesting of each performance share unit underlying such Wave-Singapore PSU Award, in each case, immediately prior to the Effective Time. Subject to applicable Laws, the Converted Wave-Delaware PSUs shall continue to have, and shall be subject to, the same terms and conditions (including any applicable vesting and change in control provisions, provided that in no event shall this transaction constitute a change in control for the purposes of such provisions) that applied to the Wave-Singapore PSU Awards immediately prior to the Effective Time.

5.4

At the Effective Time, each option to purchase Wave-Singapore Ordinary Shares that is outstanding under the Wave-Singapore ESPP (each, a “Wave-Singapore ESPP Award”) shall be assumed by Wave-Delaware and converted into an option to purchase, on the same terms and conditions (including per share exercise price) as in effect under the Wave-Singapore ESPP immediately prior to the Effective Time, a number of Wave-Delaware Common Shares equal to the total number of Wave-Singapore Ordinary Shares subject to such Wave-Singapore ESPP Award immediately prior to the Effective Time in accordance with Section 19(d) of the Wave-Singapore ESPP.

5.5

With respect to any Converted Wave-Delaware Option and Converted Wave-Delaware PSU for which the related Wave-Singapore Share Option or Wave-Singapore PSU Award vests based upon the achievement of applicable performance goals, Wave-Delaware may, in its discretion and in accordance with the terms of the Wave Equity Plan and award agreement applicable to each such award, adjust the applicable performance goals to reflect the consummation of the transactions contemplated by this Agreement.

5.6

Upon the Effective Time, subject to approval of the Redomiciliation by the Shareholders, Wave-Delaware shall automatically assume each Wave Equity Plan (including any reserved, but unused share reserve) and the Wave-Singapore ESPP (including any reserved, but unused share reserve) to give effect to the assumption and conversion of the Converted Options, Converted PSUs, Converted RSUs and assumption of the Wave-Singapore ESPP Awards, with such approval by the Shareholders constituting approval of each Wave Equity Plan and the Wave-Singapore ESPP by the Wave-Delaware stockholders for purposes of applicable law. The assumed Wave Equity Plans and Wave-Singapore ESPP shall be substantially the same terms and conditions as in effect prior to the Effective Date, except that the following shall be deemed to be amended automatically: (i) all references to the “Company” or similar terms become references to Wave-Delaware, (ii) all references to “shares” or similar terms shall become references to

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Wave-Delaware Common Shares, and (iii) all references to service or similar terms shall become references to service with Wave-Delaware or its subsidiaries.

5.7

Prior to the Effective Date, the Company and Wave-Delaware shall take all actions necessary to effectuate the provisions set forth in this Clause 5; provided, that no action taken by the Company shall be required to be irrevocable until immediately prior to the Effective Time. The Parties may, to the extent necessary to minimize the tax impact to holders of Wave-Singapore Share Options, Wave-Singapore RSU Awards and Wave-Singapore PSU Awards of the provisions set forth in this Clause 5, cooperate in good faith prior to the Effective Date to develop an alternate mechanism for the conversion of such Wave-Singapore Share Options, Wave-Singapore RSU Awards and Wave-Singapore PSU Awards held by individuals subject to Taxes imposed by the Laws of a country other than the United States.

5.8

Each of the Company and Wave-Delaware shall be entitled to deduct and withhold from the consideration otherwise payable or issuable pursuant to this Agreement, such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the rules and regulations promulgated thereunder, or any other applicable state, local or foreign Tax Law. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid or issued to the person in respect of which such deduction or withholding was made.

6.	PRE-FUNDED WARRANTS

6.1

Simultaneously with or promptly following the Effective Time, Wave-Delaware shall assume, and the Company shall assign to Wave-Delaware, all rights and obligations of the Company under each Pre-Funded Warrant Agreement to deliver to each Holder the Alternate Consideration, if and when payable pursuant to the Pre-Funded Warrant Agreements. Following the Effective Time, the Pre-Funded Warrant Agreements shall otherwise continue in accordance with their terms.

7.	TERMINATION

7.1

Termination for Governmental Order Prohibiting Redomiciliation. This Agreement may be terminated at any time prior to the Effective Time by either Party if any court of competent jurisdiction or Governmental Agency has issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Redomiciliation or any part thereof, or has refused to do anything necessary to permit the Redomiciliation or any part thereof, and such order, decree, ruling, other action or refusal shall have become final and non-appealable.

7.2	Termination for Adverse Conditions, etc. This Agreement may be terminated at any time by the Company at any time prior to the Effective Time:

7.2.1	if any condition, modification or amendment to the Redomiciliation is imposed by any court of competent jurisdiction or Governmental Agency that is adverse to the Company or its Shareholders; or

7.2.2	for economic, strategic or other reasons, including if adverse conditions are imposed on the Redomiciliation by the Court.

7.3

Failure of Conditions Prior to Long-Stop Date. Notwithstanding anything contained in this Agreement, this Agreement shall terminate if any of the conditions precedent in Clause 3.1 has not been satisfied, or if the Redomiciliation has not become effective, on or before the Long-Stop Date.

7.4

Effect of Termination. In the event of termination of this Agreement by either Party pursuant to this Clause 7, this Agreement shall terminate (except for Clauses 1 and 10) and there shall be no other liability on any Party.

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8.	IMPLEMENTATION

8.1

The Company’s Obligations. The Company must use its reasonable best efforts to execute all documents and do all acts and things necessary for the implementation of the Redomiciliation, including the following:

8.1.1

Proxy Statement: the preparation and filing with the SEC the Proxy Statement (including in preliminary form) and any other forms or notices required in connection with the issuance of Wave-Delaware Common Shares, and furnishing the information required to be provided to its shareholders pursuant to the Laws of Singapore (including an explanatory statement in relation to the Redomiciliation complying with the requirements of the Companies Act) and the Exchange Act;

8.1.2

Special Meeting: the application to the Court for order(s) under Section 210(1) of the Companies Act convening the Special Meeting and for any ancillary orders relating thereto (including orders that (a) for the purposes of the Special Meeting, (i) CEDE & Co. (“CEDE”), as nominee of The Depositary Trust Company, shall be deemed not to be a Shareholder, and (ii) instead, each of the persons or entities who are registered on the list maintained by CEDE as holders of the Wave-Singapore Ordinary Shares shall be deemed to be a Shareholder in respect of such number of Wave-Singapore Ordinary Shares held in such persons or entities account and (b) that the Company shall be entitled to establish a record date for the Special Meeting, which date shall be used to determine the list of eligible holders of Wave-Singapore Ordinary Shares entitled to attend and vote at the Special Meeting);

8.1.3

Court Order: if the Redomiciliation is approved by the Shareholders at the Special Meeting, applying to the Court as promptly as reasonably practicable thereafter in writing for the Court Order and for any ancillary orders thereto, provided that the Company may seek to adjourn the application for the Court Order for economic, strategic or other reasons, including if adverse conditions are imposed on the Redomiciliation by the Court;

8.1.4

ACRA Lodgement: following the grant of the Court Order, delivering the same to ACRA for lodgement in accordance with Section 210(5) of the Companies Act as promptly as practicable thereafter; provided, however, notwithstanding the obtainment of the approval of the Redomiciliation by the Shareholders, the grant of the Court Order by the Court and/or the satisfaction of all the conditions precedent in Clause 3.1, the Company may delay delivering the Court Order to ACRA for lodgement until the Long-Stop Date; and

8.1.5

Provision of Information: subject and without prejudice to the Company’s legal or regulatory obligations, from the date of this Agreement until (and including) the Effective Date, the Company will and will procure that its subsidiaries authorise and direct its officers, employees, auditors, legal advisers and other advisers to provide reasonable assistance and to co-operate with Wave-Delaware as Wave-Delaware may reasonably request for the completion and implementation of the Redomiciliation.

8.2

Wave-Delaware’s Obligations. Wave-Delaware must use its reasonable best efforts to execute all documents and do all acts and things necessary for the implementation of the Redomiciliation, including the following:

8.2.1

Provision of Information: subject and without prejudice to Wave-Delaware’s legal or regulatory obligations, from the date of this Agreement until (and including) the Effective Date, Wave-Delaware will and will procure that its subsidiaries authorise and direct its officers, employees, auditors, legal advisers and other advisers to provide reasonable assistance and to co-operate with the Company as the Company may reasonably request for the completion and implementation of the Redomiciliation;

8.2.2

Representation: if requested by the Court, Wave-Delaware shall do all things and take all steps as are reasonably possible to ensure the fulfilment of its obligations under this Agreement and the Redomiciliation; and

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8.2.3

Satisfaction of Consideration: subject to the fulfilment the conditions precedent in Clause 3.1, it will be bound by the Redomiciliation, and will issue the relevant Wave-Delaware Common Shares in satisfaction of the Consideration pursuant to the Redomiciliation and on the terms set out in this Agreement.

8.3

Appeal Process: If the Court refuses to make any orders convening the Special Meeting or approving the Redomiciliation, the Company shall appeal the Court’s decision to the maximum extent permitted by Law.

9.	REPRESENTATIONS AND WARRANTIES

9.1	Wave-Delaware’s Warranties. Wave-Delaware represents and warrants to the Company on the terms set out in Schedule 1, subject only to:

9.1.1	any matter expressly provided for under the terms of this Agreement; and

9.1.2

any matter or thing hereafter done or omitted to be done pursuant to this Agreement or otherwise at the request in writing or with the approval in writing of the Company (such approval not to be unreasonably withheld, conditioned or delayed).

9.2	The Company’s Warranties. The Company represents and warrants to Wave-Delaware on the terms set out in Schedule 2 subject only to:

9.2.1	any matter expressly provided for under the terms of this Agreement; and

9.2.2

any matter or thing hereafter done or omitted to be done pursuant to this Agreement or otherwise at the request in writing or with the approval in writing of the Wave-Delaware (such approval not to be unreasonably withheld, conditioned or delayed).

10.	MISCELLANEOUS

10.1	Tax Matters.

10.1.1

Intended U.S. Federal Income Tax Treatment: The Parties acknowledge that the Redomiciliation and the U.S. Tax Election, taken together, are intended to be treated as a transaction that qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code and this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of U.S. Treasury Regulations Sections 1.368-2(g) and 1.368-3 and for purposes of Sections 354 and 361 of the Code.

10.1.2

Intended UK Tax Treatment: The parties acknowledge that, for UK tax resident shareholders who do not satisfy the conditions for the substantial shareholding exemption under Schedule 7AC of the Taxation of Chargeable Gains Act 1992 (the “TCGA”) in respect of the disposal of the Wave Shares pursuant to the Redomiciliation, the transfer of such Wave Shares to New US Topco in exchange for New US Topco Shares (pursuant to the Redomiciliation) is intended to qualify as a share for share exchange within the meaning of Section 135 of the TCGA.

10.1.3	U.S. Tax Election: The Company will file the U.S. Tax Election one day following the Redomiciliation and effective the same day.

10.2

Successors and Assigns. This Agreement shall be binding on and shall enure for the benefit of the Parties and their respective successors and assigns. Any reference in this Agreement to either Party shall be construed accordingly. The Parties agree that the benefit of any provision of this Agreement may not be assigned by any Party without the prior written consent of the other Party.

10.3	Variation. No variation of this Agreement shall be effective unless agreed to by the Parties in writing and signed by or on behalf of each Party.

10.4

Costs. Each Party shall bear its own fees, costs and expenses in connection with the negotiation, preparation, execution and performance by it of this Agreement and requisite documentation in relation to the Redomiciliation, and all other costs and expenses relating to the Redomiciliation.

10.5	Whole Agreement.

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10.5.1

This Agreement contains the whole agreement between Parties relating to the subject matter of this Agreement at the date of this Agreement to the exclusion of any terms implied by law which may be excluded by contract and supersedes any previous written or oral agreement between the Parties in relation to the matters dealt with in this Agreement.

10.5.2	Each Party acknowledges that it has not been induced to enter this Agreement by any representation, warranty or undertaking not expressly incorporated into it.

10.6

Release, Indulgence and Waiver. Any liability to a Party under this Agreement may in whole or in part be released, compounded or compromised, or time or indulgence given, by that Party in writing, in its absolute discretion as regards the Party under such liability without in any way prejudicing or affecting its other rights against the other Party unless any such other rights are expressly waived in writing. No failure of any Party to exercise, and no delay by it in exercising, any right, power or remedy in connection with this Agreement (each, a “Right”) will operate as a waiver thereof, nor will any single or partial exercise of any Right preclude any other or further exercise of such Right or the exercise of any other Right.

10.7

Further Assurances. Each Party shall, and shall use its reasonable endeavours to procure and ensure that any necessary third party shall, from time to time execute such documents and perform such acts and things as either Party may reasonably require to effect the Redomiciliation and to give each of them the full benefit of this Agreement.

10.8	Invalidity.

10.8.1

If any provision in this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, the provision shall apply with whatever deletion or modification is necessary so that the provision is legal, valid and enforceable and gives effect to the commercial intention of the Parties

10.8.2

To the extent it is not possible to delete or modify the provision, in whole or in part, under Clause 10.8.1, then such provision or part of it shall, to the extent that it is illegal, invalid or unenforceable, be deemed not to form part of this Agreement and the legality, validity and enforceability of the remainder of this Agreement shall, subject to any deletion or modification made under Clause 10.8.1, not be affected .

10.9

Notices. All notices, demands or other communications required or permitted to be given or made under or in connection with this Agreement shall be in writing in the English language and delivered personally, sent by prepaid registered post addressed to the intended recipient thereof at its address or by email transmission and marked for the attention of such person (if any), set out against its name below (or to such other address as such Party may from time to time notify the other Party):

Wave-Delaware:	733 Concord Avenue
Cambridge, MA 02138
Attention: Linda Rockett, SVP, General Counsel
Email: lrockett@wavelifesci.com

with a copy to:

Latham & Watkins LLP	140 Scott Drive
Menlo Park, CA 94025
	Attention:	Mark M. Bekheit
	Email:	Mark.Bekheit@lw.com
	Telephone:	(650) 463-3032

505 Montgomery Street
Suite 2000
San Francisco, CA 94111
	Attention:	Lauren Lefcoe
	Email:	Lauren.Lefcoe@lw.com
	Telephone:	(415) 395-8294

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The Company:	733 Concord Avenue
Cambridge, MA 02138
Attention: Linda Rockett, SVP, General Counsel
Email: lrockett@wavelifesci.com

A demand, notice, or other communication made or given by one Party to another Party in accordance with this Clause 10.9 shall be effected and deemed to be duly served:

(a)	if it is delivered by hand, when left at the address required by this Clause 10.9;

(b)	if it is sent by prepaid post (air-mail, if international), two Business Days after it is posted; and

(c)	if it is sent by email transmission, on the day of transmission.

In proving such service it shall be sufficient to prove that delivery by hand was made, the envelope containing such notice or document was properly addressed and posted as a prepaid mail letter, or absent receipt of any automatic reply email that indicates the transmission was unsuccessful, as the case may be.

10.10

Equitable Remedies. Without prejudice to any other rights or remedies a Party may have, each Party acknowledges and agrees that damages may not be an adequate remedy for any breach of this Agreement and each Party shall be entitled to seek the remedies of injunction, specific performance and other equitable relief (but for the avoidance of doubt no right of rescission or, unless expressly provided hereunder, termination) for any threatened or actual breach of this Agreement.

10.11

No Merger. The rights and obligations of the Parties will not merge on completion of any transaction under this Agreement. They will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any transaction relating to the Redomiciliation.

10.12

Counterparts. This Agreement may be entered into in any number of counterparts, all of which taken together shall constitute one and the same instrument. The Parties may enter into this Agreement by executing any such counterpart. Signatures may be exchanged by fax or e-mail, with original signatures to follow. Each Party agrees to be bound by its own fax or electronic signature and that it accepts the fax or electronic signature of the other Party.

10.13

Continuing Effect of Agreement. All provisions of this Agreement shall, as far as they have not been performed as of the Effective Date, not in any respect be extinguished or affected by the implementation of the Redomiciliation or by any other event or matter whatsoever and shall continue in full force and effect.

10.14

Third Party Rights. A person who is not a Party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 2001, to enforce any term of, or enjoy any benefit under, this Agreement.

10.15	Governing Law and Submission to Jurisdiction.

10.15.1	This Agreement and the documents to be entered into pursuant to it shall be governed by and construed in accordance with Singapore law.

10.15.2	Each Party irrevocably agrees that the courts of Singapore are to have non-exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement.

12

Schedule 1

Wave-Delaware’s Warranties

Wave-Delaware represents and warrants to the Company that:

1.	Incorporation

Wave-Delaware is a company duly incorporated and validly existing under the laws of the State of Delaware.

2.	Power

Wave-Delaware has the corporate power to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated by this Agreement.

3.	Authority

Wave-Delaware has taken all necessary corporate action and obtained all necessary corporate approval to authorise entry into this Agreement and the performance of this Agreement and to carry out the transactions contemplated by this Agreement.

4.	Binding Obligation

Wave-Delaware’s obligations under this Agreement are valid, legally binding and enforceable in accordance with its terms.

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Schedule 2

The Company’s Warranties

The Company represents and warrants to Wave-Delaware that:

1.	Incorporation

The Company is a company duly incorporated under the laws of Singapore, with company registration number 201218209G and validly existing under its law of incorporation.

2.	Power

The Company has the corporate power to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated by this Agreement.

3.	Authority

The Company has taken all necessary corporate action and obtained all necessary corporate approval to authorise entry into this Agreement and the performance of this Agreement and to carry out the transactions contemplated by this Agreement.

4.	Binding Obligation

The Company’s obligations under this Agreement are valid, legally binding and enforceable in accordance with its terms.

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In witness whereof this Agreement has been entered into on the date stated at the beginning.

WAVE-DELAWARE:

SIGNED by Paul Bolno	/s/ Paul Bolno
for and on behalf of
WAVE LIFE SCIENCES, INC.
in the presence of:

/s/ Lindsay Levine

Witness’ signature

Name: Lindsay Levine

Address:	733 Concord Ave.
Cambridge, MA 02138

15

COMPANY:

SIGNED by Paul Bolno	/s/ Paul Bolno
for and on behalf of
WAVE LIFE SCIENCES, LTD.
in the presence of:

/s/ Lindsay Levine

Witness’ signature

Name: Lindsay Levine

Address:	733 Concord Ave.
Cambridge, MA 02138

16

Annex C

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

WAVE LIFE SCIENCES, INC.

Wave Life Sciences, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1. The name of the Corporation is Wave Life Sciences, Inc. The Corporation was incorporated by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on April 14, 2026.

2. This Amended and Restated Certificate of Incorporation (the “Restated Certificate”), which amends, restates and further integrates the certificate of incorporation of the Corporation as heretofore in effect, has been approved by the Board of Directors of the Corporation (the “Board of Directors”) in accordance with Sections 242 and 245 of the DGCL, and has been adopted by the written consent of the stockholder of the Corporation in accordance with Section 228 of the DGCL.

3. The text of the certificate of incorporation of the Corporation, as heretofore amended, is hereby amended and restated by this Restated Certificate to read in its entirety as set forth in EXHIBIT A attached hereto.

IN WITNESS WHEREOF, Wave Life Sciences, Inc. has caused this Restated Certificate to be signed by a duly authorized officer of the Corporation, on [●], 2026.

Wave Life Sciences, Inc., a Delaware corporation

By:

Name:	Paul Bolno
Title:	President and Chief Executive Officer

[Signature Page to Amended and Restated Certificate of Incorporation]

EXHIBIT A

ARTICLE I

The name of the corporation is Wave Life Sciences, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) as it now exists or may hereafter be amended and supplemented.

ARTICLE IV

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which the Corporation shall have authority to issue is 530,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 500,000,000, having a par value of $0.001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 30,000,000, having a par value of $0.001 per share.

ARTICLE V

The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation are as follows:

A. COMMON STOCK.

1. General. The voting, dividend, liquidation and other rights and powers of the Common Stock are subject to and qualified by the rights, powers and preferences of any series of Preferred Stock as may be designated by the Board of Directors of the Corporation (the “Board of Directors”) and outstanding from time to time.

2. Voting. Except as otherwise provided herein or expressly required by law, each holder of Common Stock, as such, shall be entitled to vote on each matter submitted to a vote of stockholders and shall be entitled to one (1) vote for each share of Common Stock held of record by such holder as of the record date for determining stockholders entitled to vote on such matter. Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Restated Certificate (including any Certificate of Designation (as defined below)) that relates solely to the rights, powers, preferences (or the qualifications, limitations or restrictions thereof) or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate (including any Certificate of Designation) or pursuant to the DGCL.

Subject to the rights of any holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the holders of a majority of the capital stock of the Corporation entitled to vote , irrespective of the provisions of Section 242(b)(2) of the DGCL.

3. Dividends. Subject to applicable law and the rights and preferences of any holders of any outstanding series of Preferred Stock, the holders of Common Stock, as such, shall be entitled to the payment of dividends on the Common Stock when, as and if declared by the Board of Directors in accordance with applicable law.

4. Liquidation. Subject to the rights and preferences of any holders of any shares of any outstanding series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.

B. PREFERRED STOCK

Shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the creation and issuance of such series adopted by the Board of Directors as hereinafter provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designation relating thereto in accordance with the DGCL (a “Certificate of Designation”), to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law and this Restated Certificate (including any Certificate of Designation). Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Restated Certificate (including any Certificate of Designation).

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE VI

For the management of the business and for the conduct of the affairs of the Corporation it is further provided that:

A. Each director shall hold office until the next annual election and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal. No decrease in the number of directors shall shorten the term of any incumbent director.

B. Except as otherwise expressly provided by the DGCL or this Restated Certificate, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors.

C. Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the Board of Directors or any individual director may be removed from office at any time and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

D. Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, except as otherwise provided by law, any vacancies on the Board of Directors resulting from death, resignation, disqualification, retirement, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled exclusively by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director (other than any directors elected by the separate vote of one or more outstanding series of Preferred Stock), and shall not be filled by the stockholders. E. Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Restated Certificate (including any Certificate of Designation). Notwithstanding anything to the contrary in this Article VI, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to paragraph B of this Article VI, and the total number of directors constituting the whole Board of Directors shall be automatically adjusted accordingly. Except as otherwise provided in the Certificate of Designation(s) in respect of one or more series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such Certificate of Designation(s), the terms of office of all such additional directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.

F. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation (the “Bylaws”). In addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Restated Certificate (including any Certificate of Designation in respect of one or more series of Preferred Stock) or the Bylaws of the Corporation, the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote generally in an election of directors.

G. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

ARTICLE VII

A. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation, and shall not be taken by written consent in lieu of a meeting. Notwithstanding the foregoing, any action required or permitted to be taken by the holders of any series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation relating to such series of Preferred Stock, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant series of Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the applicable provisions of the DGCL.

B. Subject to the special rights of the holders of one or more series of Preferred Stock, special meetings of stockholders of the Corporation may be called, for any purpose or purposes, at any time only by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer or President, and shall not be called by any other person or persons.

C. Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VIII

No director or officer of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article VIII, or the adoption of any provision of the Restated Certificate inconsistent with this Article VIII, shall not adversely affect any right or protection of a director or officer of the Corporation with respect to any act or omission occurring prior to such amendment, repeal, modification or adoption. If the DGCL is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

ARTICLE IX

The Corporation shall have the power to provide rights to indemnification and advancement of expenses to its current and former officers, directors, employees and agents and to any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

ARTICLE X

Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the DGCL or the Bylaws or this Restated Certificate (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Article X, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article X. This Article X is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering.

If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article X (including, without limitation, each portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE XI

A. Notwithstanding anything contained in this Restated Certificate to the contrary, in addition to any vote required by applicable law, the following provisions in this Restated Certificate may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: Part B of Article V, Article VI, Article VII, Article VIII, Article IX, Article X, and this Article XI.

B. If any provision or provisions of this Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Restated Certificate (including, without limitation, each portion of any paragraph of this Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of this Restated Certificate (including, without limitation, each such portion of any paragraph of this Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

Annex D

Amended and Restated Bylaws of

Wave Life Sciences, Inc.

(a Delaware corporation)

as of [_______]

i

(continued)

ii

Amended and Restated Bylaws of

Wave Life Sciences, Inc.

Article I - Corporate Offices

1.1 Registered Office.

The address of the registered office of Wave Life Sciences, Inc. (the “Corporation”) in the State of Delaware, and the name of its registered agent at such address, shall be as set forth in the Corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “Certificate of Incorporation”).

1.2 Other Offices.

The Corporation may have additional offices at any place or places, within or outside the State of Delaware, as the Corporation’s board of directors (the “Board”) may from time to time establish or as the business of the Corporation may require.

Article II - Meetings of Stockholders

2.1 Place of Meetings.

Meetings of stockholders shall be held at any place within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2 Annual Meeting.

The Board shall designate the date and time of the annual meeting of stockholders. At the annual meeting of stockholders, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws may be transacted. The Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.

2.3 Special Meeting.

Special meetings of stockholders may be called only by such persons and only in such manner as set forth in the Certificate of Incorporation.

No business may be transacted at any special meeting of stockholders other than the business specified in the notice of such meeting. The Board may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.

2.4 Notice of Business to be Brought before a Meeting.

(a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in a notice of meeting given by or at the direction of the Board, (ii) if not specified in a notice of

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meeting, otherwise brought before the meeting by or at the direction of the Board or the Chairperson of the Board or (iii) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of capital stock of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) has complied with this Section 2.4 in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. For purposes of this Section 2.4, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or a qualified representative of such proposing stockholder, appear at such annual meeting, either in person or by means of remote communication. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at or before the meeting of stockholders in writing or by electronic transmission. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 and Section 2.6 and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 and Section 2.6.

(b) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not more than the hundred twentieth (120th) day prior to such annual meeting and not later than (i) the ninetieth (90th) day prior to such annual meeting or, (ii) if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of Timely Notice as described above.

(c) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the Secretary shall set forth:

(i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records), (B) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, (C) the date or dates such shares were acquired, (D) the investment intent of such acquisition and (E) any pledge by such Proposing Person with respect to any of such shares (the disclosures to be made pursuant to the foregoing clauses (A) through (E) are referred to as “Stockholder Information”);

(ii) As to each Proposing Person,

(A) the material terms and conditions of any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b)

2

under the Exchange Act) or a “put equivalent position” (as such term is defined in Rule 16a-1(h) under the Exchange Act) or other derivative or synthetic arrangement in respect of any class or series of shares of capital stock of the Corporation (“Synthetic Equity Position”) that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person, including, without limitation,

(1) any option, warrant, convertible security, stock appreciation right, future or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of capital stock of the Corporation or with a value derived in whole or in part from the value of any shares of any class or series of shares of capital stock of the Corporation,

(2) any derivative or synthetic arrangement having the characteristics of a long position or a short position in any class or series of shares of capital stock of the Corporation, including, without limitation, a stock loan transaction, a stock borrow transaction, or a share repurchase transaction or

(3) any contract, derivative, swap or other transaction or series of transactions designed to

(x) produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of capital stock of the Corporation,

(y) mitigate any loss relating to, reduce the economic risk (of ownership or otherwise) of, or manage the risk of share price decrease in, any class or series of shares of capital stock of the Corporation, or

(z) increase or decrease the voting power in respect of any class or series of shares of capital stock of the Corporation held or maintained by, held for the benefit of, or involving such Proposing Person, including, without limitation, due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of capital stock of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of capital stock of the Corporation, through the delivery of cash or other property, or otherwise, and without regard to whether the holder thereof may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the price or value of any shares of any class or series of shares of capital stock of the Corporation; provided, that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underly any Synthetic Equity Position that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer,

(B) a description of any agreement, arrangement or understanding with respect to any rights to dividends on the shares of any class or series of shares of capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable pursuant to such agreement, arrangement or understanding from the underlying shares of capital stock of the Corporation,

3

(C) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation,

(D) any other material relationship between such Proposing Person, on the one hand, and the Corporation or any affiliate of the Corporation, on the other hand,

(E) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement),

(F) any proportionate interest in shares of capital stock of the Corporation or a Synthetic Equity Position held, directly or indirectly, by a general or limited partnership, limited liability company or similar entity in which any such Proposing Person (1) is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership or (2) is the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of such limited liability company or similar entity,

(G) a representation that such Proposing Person intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies or votes from stockholders in support of such proposal and

(H) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act, (the disclosures to be made pursuant to the foregoing clauses (A) through (H) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(iii) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder(s) or persons(s) who have a right to acquire beneficial ownership at any time in the future of the shares of any class or series of capital stock of the Corporation or any other person or entity (including their names) in connection with the proposal of such business by such stockholder, and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting

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is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(d) The Board may request that any Proposing Person furnish such additional information as may be reasonably required by the Board. Such Proposing Person shall provide such additional information within ten (10) days after it has been requested by the Board.

(e) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(f) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting (or, in advance of any meeting of stockholders, the Board or an authorized committee thereof) shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(g) This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(h) For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5 Notice of Nominations for Election to the Board.

Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, or (ii) by a stockholder present in person who (A) was a record owner of shares of capital stock of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting, and

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(C) has complied with this Section 2.5 and Section 2.6 as to such notice and nomination. For purposes of this Section 2.5, “present in person” shall mean that the stockholder nominating any person for election to the Board at the meeting of the Corporation, or a qualified representative of such stockholder, appear at such meeting, either in person or by means of remote communication. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at or before the meeting of stockholders in writing or by electronic transmission. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting.

(b) (i) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (1) provide Timely Notice thereof in writing and in proper form to the Secretary of the Corporation, (2) provide the information, agreements and questionnaires with respect to each Nominating Person (as defined below) and its candidate for nomination as required to be set forth by this Section 2.5 and Section 2.6 and (3) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5 and Section 2.6.

(ii) Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at a special meeting, the stockholder must (A) provide timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, (B) provide the information with respect to each Nominating Person and its candidate for nomination as required by this Section 2.5 and Section 2.6 and (C) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4) of the date of such special meeting was first made (such notice within such time periods, “Special Meeting Timely Notice”).

(iii) In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the Secretary shall set forth:

(i) As to each Nominating Person, the Stockholder Information (as defined in Section 2.4(c)(i), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i));

(ii) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(c)(ii) shall be made with respect to the nomination proposed to be made at the meeting); and provided, that, in lieu of including the information set forth in Section 2.4(c)(ii)(G), the Nominating Person’s notice for purposes of this Section 2.5 shall include a representation as to whether the Nominating Person intends or is part of a group that intends to deliver a proxy statement and solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in

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support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act; and

(iii) As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in a proxy statement and accompanying proxy card relating to the Corporation’s next meeting of stockholders at which directors are to be elected and to serving as a director for a full term if elected), (B) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates (as defined in Rule 14a-1(a) promulgated under the Exchange Act) or any other participants (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant and (C) a completed and signed questionnaire, representation and agreement as provided in Section 2.6(a).

For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(d) The Board may request that any Nominating Person furnish such additional information as may be reasonably required by the Board. Such Nominating Person shall provide such additional information within ten (10) days after it has been requested by the Board.

(e) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice or the materials delivered pursuant to this Section 2.5, as applicable, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination, including by changing or adding nominees, or to submit any new nomination, or submit any new proposal, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(f) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, (i) no Nominating Person shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such Nominating Person has, or is part of a group that has, complied with

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Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder, in accordance with the time frames required in this Section 2.5 or by Rule 14a-19 promulgated under the Exchange Act, as applicable, and (ii) if (1) any Nominating Person provides notice in accordance with Rule 14a-19(b) promulgated under the Exchange Act and (2) (x) such notice in accordance with Rule 14a-19(b) is not provided within the time period for Timely Notice or Special Meeting Timely Notice, as applicable, (y) such Nominating Person subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) promulgated under the Exchange Act or (z) such Nominating Person fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such Nominating Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the nomination of such Nominating Person’s proposed nominees shall be disregarded, notwithstanding that each such nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any meeting of stockholders (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any Nominating Person provides notice in accordance with Rule 14a-19(b) promulgated under the Exchange Act, such Nominating Person shall deliver to the Corporation, no later than seven (7) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

2.6 Additional Requirements for Valid Nomination of Candidates to Serve as Director and, if Elected, to be Seated as Directors.

(a) To be eligible to be a candidate for election as a director of the Corporation at an annual or special meeting, a candidate must be nominated in the manner prescribed in Section 2.5 and the candidate for nomination, whether nominated by the Board or by a stockholder of record, must have previously delivered, to the Secretary at the principal executive offices of the Corporation, (i) a completed written questionnaire (in the form provided by the Corporation within ten (10) days upon written request of any stockholder of record therefor) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in the form provided by the Corporation within ten (10) days upon written request of any stockholder of record therefor) that such candidate for nomination (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed to the Corporation, and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).

(b) The Board may also require any proposed candidate for nomination as a director to furnish such other information related to such candidate’s eligibility or qualification to serve as a director as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon. Without limiting the generality of the foregoing, the Board may request such other information in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation or to comply with the director qualification standards and additional selection criteria in accordance with the Corporation’s Corporate Governance Guidelines. Such other information shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than

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five (5) business days after the request by the Board has been delivered to, or mailed and received by, the Nominating Person.

(c) A candidate for nomination as a director shall further update and supplement the materials delivered pursuant to this Section 2.6, if necessary, so that the information provided or required to be provided pursuant to this Section 2.6 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(d) No candidate nominated pursuant to Section 2.5(a)(ii) shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with Section 2.5 and this Section 2.6, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with Section 2.5 and this Section 2.6, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.

(e) Notwithstanding anything in these bylaws to the contrary, no candidate for nomination shall be eligible to be seated as a director of the Corporation unless nominated in accordance with Section 2.5 and this Section 2.6 and elected as a director.

2.7 Notice of Stockholders’ Meetings.

Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting of stockholders, the purpose or purposes for which such meeting is called.

2.8 Quorum.

Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the holders of at least a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of stockholders, then either (i) the person presiding over the meeting or (ii) a majority in voting power of the

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stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in Section 2.9 of these bylaws until a quorum is present or represented. At any recessed or adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9 Adjourned Meeting; Notice.

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the DGCL. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such meeting as of the record date so fixed for notice of such adjourned meeting.

2.10 Conduct of Business.

The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the person presiding over the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter of business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

2.11 Voting.

Except as may be otherwise provided in the Certificate of Incorporation, any Certificate of Designation relating to any class or series of preferred stock then in effect, these bylaws or the DGCL, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

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Except as otherwise provided by the Certificate of Incorporation, at all duly called or convened meetings of stockholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the Certificate of Incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, each other matter presented to the stockholders at a duly called or convened meeting at which a quorum is present shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.

2.12 Record Date for Stockholder Meetings and Other Purposes.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is first given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting; and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of capital stock, or for the purposes of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.13 Proxies.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law, including Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended, filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of an electronic transmission which sets forth or is submitted with information from which it can be determined that the transmission was authorized by the stockholder.

2.14 List of Stockholders Entitled to Vote.

The Corporation shall prepare, no later than the tenth day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.

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The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided, that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.14 or to vote in person or by proxy at any meeting of stockholders.

2.15 Inspectors of Election.

Before any meeting of stockholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If any person appointed as inspector or any alternate fails to appear or fails or refuses to act, then the person presiding over the meeting shall appoint a person to fill that vacancy.

Such inspectors shall:

(a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting and the validity of any proxies and ballots;

(b) count all votes or ballots;

(c) count and tabulate all votes;

(d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspector(s); and

(e) certify its or their determination of the number of shares represented at the meeting and its or their count of all votes and ballots.

Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspection with strict impartiality and according to the best of such inspector’s ability. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.

2.16 Delivery to the Corporation.

Whenever this Article II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered. For the avoidance of doubt, the Corporation expressly opts out of Section 116 of the DGCL with respect to the delivery of information and documents to the Corporation required by this Article II.

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Article III - Directors

3.1 Powers.

Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

3.2 Number of Directors.

Subject to the Certificate of Incorporation, the total number of directors constituting the Board shall be determined from time to time by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 Election, Qualification and Term of Office of Directors.

Except as provided in Section 3.4 of these bylaws, and subject to the Certificate of Incorporation, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term for which such director was elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Directors need not be stockholders. The Certificate of Incorporation or these bylaws may prescribe qualifications for directors.

3.4 Resignation and Vacancies.

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. The resignation shall take effect at the time specified therein or upon the happening of an event specified therein, and if no time or event is specified, at the time of its receipt. When one or more directors so resigns and the resignation is effective at a future date or upon the happening of an event to occur on a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in Section 3.3.

Unless otherwise provided in the Certificate of Incorporation or these bylaws, vacancies resulting from the death, resignation, disqualification or removal of any director, and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

3.5 Place of Meetings; Meetings by Telephone.

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the Certificate of Incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6 Regular Meetings.

Regular meetings of the Board may be held within or outside the State of Delaware and at such time and at such place as which has been designated by the Board and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other means of electronic transmission. No further notice shall be required for regular meetings of the Board.

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3.7 Special Meetings; Notice.

Special meetings of the Board for any purpose or purposes may be called at any time by the Chairperson of the Board, the Chief Executive Officer, the President, the Secretary or a majority of the total number of directors constituting the Board.

Notice of the time and place of special meetings shall be:

(a) delivered personally by hand, by courier or by telephone;

(b) sent by United States first-class mail, postage prepaid;

(c) sent by facsimile or electronic mail; or

(d) sent by other means of electronic transmission,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8 Quorum.

At all meetings of the Board, unless otherwise provided by the Certificate of Incorporation, a majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.9 Board Action without a Meeting.

Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board.

3.10 Fees and Compensation of Directors.

Unless otherwise restricted by the Certificate of Incorporation or these bylaws, the Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

Article IV - Committees

4.1 Committees of Directors.

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The Board may designate one (1) or more committees, each committee to consist, of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

4.2 Committee Minutes.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3 Meetings and Actions of Committees.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a) Section 3.5 (place of meetings; meetings by telephone);

(b) Section 3.6 (regular meetings);

(c) Section 3.7 (special meetings; notice);

(d) Section 3.9 (board action without a meeting); and

(e) Section 7.13 (waiver of notice),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i) the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii) special meetings of committees may also be called by resolution of the Board or the Chairperson of the applicable committee; and

(iii) the Board may adopt rules for the governance of any committee to override the provisions that would otherwise apply to the committee pursuant to this Section  4.3, provided, that such rules do not violate the provisions of the Certificate of Incorporation or applicable law.

4.4 Subcommittees.

Unless otherwise provided in the Certificate of Incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one (1) or more subcommittees, each subcommittee to consist of one (1) or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

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Article V - Officers

5.1 Officers.

The officers of the Corporation shall include a Chief Executive Officer, a President and a Secretary. The Corporation may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson of the Board, a Chief Financial Officer, a Treasurer, one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Treasurers, one (1) or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person. No officer need be a stockholder or director of the Corporation.

5.2 Appointment of Officers.

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws.

5.3 Subordinate Officers.

The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4 Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5 Vacancies in Offices.

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

5.6 Representation of Shares of Other Corporations.

The Chairperson of the Board, the Chief Executive Officer, or the President of this Corporation, or any other person authorized by the Board, the Chief Executive Officer or the President, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares or voting securities of any other corporation or other person standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 Authority and Duties of Officers.

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All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be provided herein or designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

5.8 Compensation.

The compensation of the officers of the Corporation for their services as such shall be fixed from time to time by or at the direction of the Board. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he or she is also a director of the Corporation.

Article VI - Records

A stock ledger consisting of one or more records in which the names of all of the Corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfers of stock of the corporation are recorded in accordance with Section 224 of the DGCL shall be administered by or on behalf of the Corporation. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided, that the records so kept can be converted into clearly legible paper form within a reasonable time and, with respect to the stock ledger, that the records so kept (i) can be used to prepare the list of stockholders specified in Sections 219 and 220 of the DGCL, (ii) record the information specified in Sections 156, 159, 217(a) and 218 of the DGCL, and (iii) record transfers of stock as governed by Article 8 of the Uniform Commercial Code as adopted in the State of Delaware.

Article VII - General Matters

7.1 Execution of Corporate Contracts and Instruments.

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances.

7.2 Stock Certificates.

The shares of the Corporation shall be represented by certificates, provided, that the Board by resolution may provide that some or all of the shares of any class or series of stock of the Corporation shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two officers authorized to sign stock certificates representing the number of shares registered in certificate form. The Chairperson or Vice Chairperson of the Board, Chief Executive Officer, the President, Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation shall be specifically authorized to sign stock certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to

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represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3 Special Designation of Certificates.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or on the back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of uncertificated shares, set forth in a notice provided pursuant to Section 151 of the DGCL); provided, however, that except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of any uncertificated shares, included in the aforementioned notice) a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4 Lost Certificates.

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5 Shares Without Certificates

The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided, that the use of such system by the Corporation is permitted in accordance with applicable law.

7.6 Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural and the plural number includes the singular.

7.7 Dividends.

The Board, subject to any restrictions contained in either (i) the DGCL, (ii) the Certificate of Incorporation or (iii) any certificate of designation relating to any class or series of preferred stock of the Corporation then in effect, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

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7.8 Fiscal Year.

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.9 Seal.

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.10 Transfer of Stock.

Shares of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.11 Stock Transfer Agreements.

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.12 Registered Stockholders.

The Corporation:

(a) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; and

(b) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

7.13 Waiver of Notice.

Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these bylaws.

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Article VIII - Notice

8.1 Delivery of Notice; Notice by Electronic Transmission.

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provisions of the DGCL, the Certificate of Incorporation, or these bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the Corporation and shall be given (1) if mailed, when the notice is deposited in the U.S. mail, postage prepaid, (2) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address or (3) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail. A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation.

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. Notwithstanding the provisions of this paragraph, the Corporation may give a notice by electronic mail in accordance with the first paragraph of this section without obtaining the consent required by this paragraph.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(a) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(b) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(c) if by any other form of electronic transmission, when directed to the stockholder.

Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that (1) the Corporation is unable to deliver by such electronic transmission two (2) consecutive notices given by the Corporation and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice, provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Article IX - Indemnification

9.1 Indemnification of Directors and Officers.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or

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she is the legal representative, is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership (a “covered person”), joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees, judgments, fines ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized in the specific case by the Board.

9.2 Indemnification of Others.

The Corporation shall have the power to indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

9.3 Prepayment of Expenses.

The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any covered person, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise.

9.4 Determination; Claim.

If a claim for indemnification (following the final disposition of such Proceeding) under this Article IX is not paid in full within sixty (60) days, or a claim for advancement of expenses under this Article IX is not paid in full within thirty (30) days, after a written claim therefor has been received by the Corporation the claimant may thereafter (but not before) file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

9.5 Non-Exclusivity of Rights.

The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

9.6 Insurance.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

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9.7 Other Indemnification.

The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

9.8 Continuation of Indemnification.

The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.

9.9 Amendment or Repeal; Interpretation.

The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this Article IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.

Any reference to an officer of the Corporation in this Article IX shall be deemed to refer exclusively to the Chief Executive Officer, President, and Secretary, or other officer of the Corporation appointed by (x) the Board pursuant to Article V of these bylaws or (y) an officer to whom the Board has delegated the power to appoint officers pursuant to Article V of these bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the Board (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article IX.

Article X - Amendments

The Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however,

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that such action by stockholders shall require, in addition to any other vote required by the Certificate of Incorporation or applicable law, the affirmative vote of the holders of at least two-thirds of the voting power of all the then-outstanding shares of voting stock of the Corporation with the power to vote generally in an election of directors, voting together as a single class.

Article XI - Definitions

As used in these bylaws, unless the context otherwise requires, the following terms shall have the following meanings:

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

An “electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information).

An “electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.

The term “person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

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Annex E

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

  WAVE LIFE SCIENCES LTD.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

The Board of Directors recommends a vote FOR the following proposal:	For	Against	Abstain

1.  To approve the scheme of arrangement under Singapore law among Wave Life Sciences Ltd., a public company limited by shares incorporated under the laws of the Republic of Singapore (“Wave-Singapore”), the shareholders of Wave-Singapore and Wave Life Sciences, Inc., a Delaware corporation, subject to approval of the High Court of the Republic of Singapore, as set forth in Wave-Singapore’s notice of, and proxy statement relating to, the Special Meeting of Wave-Singapore shareholders.

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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Wave Life Sciences Ltd.

Special Meeting of Shareholders

[  ], 2026, [  ], Eastern Time

Wave Life Sciences Ltd.

733 Concord Avenue, Cambridge, MA 02138

Upon arrival, please present this admission ticket

and photo identification at the registration desk.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF SHAREHOLDERS:

The Notice of Special Meeting and Proxy Statement are available for viewing, printing and downloading at www.proxyvote.com.

Vote by Mail

Whether or not you expect to attend the Special Meeting of Shareholders, please mark,

sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to

Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

YOUR PROXY CARD MUST BE RECEIVED AT THE ADDRESS ABOVE NOT LESS THAN 48 HOURS BEFORE THE TIME APPOINTED FOR HOLDING THE SPECIAL MEETING OF SHAREHOLDERS (OR WITHIN SUCH OTHER TIME AS MAY BE REQUIRED BY THE SINGAPORE COMPANIES ACT).

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V92033-TBD

WAVE LIFE SCIENCES LTD. (Incorporated in the Republic of Singapore;

Company Registration Number 201218209G)

Special Meeting of Shareholders

[ ], 2026

This proxy is solicited by the Board of Directors

Paul B. Bolno, M.D., MBA, and in his absence, Linda Rockett, Esq., each with the power of substitution and each with the full power to act alone, are hereby authorized as Proxies to represent and vote the ordinary shares of Wave Life Sciences Ltd. owned by the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Wave Life Sciences Ltd. to be held on [ ], 2026 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the Proxies as directed herein by the shareholder. If no such directions are indicated, this proxy will be voted in accordance with the Board of Directors’ recommendation.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders or at any adjournment or postponement thereof.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

Continued and to be signed on reverse side